-------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                 REGISTRATION STATEMENT (NO. 2-56846) UNDER THE
                             SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 100
                                      AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 101


                              VANGUARD INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


     IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON APRIL 24, 2006,
                     PURSUANT TO PARAGRAPH (B) OF RULE 485.

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


Vanguard (R) U.S. Stock Index Funds



>  Prospectus





Investor Shares and Admiral (TM) Shares
April 24, 2006




                                            [SHIP LOGO] [VANGUARD (R) LOGO]


Vanguard Total Stock Market Index Fund

Vanguard Extended Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Index Fund

Vanguard Value Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Growth Index Fund

Vanguard Small-Cap Growth Index Fund



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD U.S. STOCK INDEX FUNDS
Investor Shares and Admiral Shares
Prospectus

April 24, 2006

--------------------------------------------------------------------------------
CONTENTS

  1 AN INTRODUCTION TO INDEX FUNDS
  2 VANGUARD FUND PROFILES
    2 Total Stock Market Index Fund
    5 Extended Market Index Fund
    8 Large-Cap Index Fund
    11 Mid-Cap Index Fund
    14 Small-Cap Index Fund
    17 Value Index Fund
    20 Small-Cap Value Index Fund
    23 Growth Index Fund
    26 Small-Cap Growth Index Fund
 29 MORE ON THE FUNDS
 34 THE FUNDS AND VANGUARD
 34 INVESTMENT ADVISOR
 35 DIVIDENDS, CAPITAL GAINS, AND TAXES
 37 SHARE PRICE
 38 FINANCIAL HIGHLIGHTS
 48 INVESTING WITH VANGUARD
    48 Buying Shares
    51 Converting Shares
    52 Redeeming Shares
    54 Exchanging Shares
    55 Frequent-Trading Limits
    56 Other Rules You Should Know
    59 Fund and Account Updates
    61 Contacting Vanguard
 63 VIPER SHARES
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers Investor Shares for all nine of the Funds as well as Admiral Shares for seven of the Funds. The Small-Cap Growth Index Fund and Small-Cap Value Index Fund do not offer Admiral Shares. Please note that Admiral Shares are NOT available for:
 -SIMPLE IRAs and 403(b)(7) custodial accounts;
 -Other retirement plan accounts receiving special administrative services from
  Vanguard; or
 -Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, each Fund provides an exchange-traded class of shares (VIPER Shares), which are also offered through a separate prospectus. A brief discussion and how to convert into them appears on pages 63 to 66 of this prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:

-Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

-Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
-Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about nine Vanguard U.S. Stock Index Funds. Eight of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International (R) (MSCI (R) ).

--------------------------------------------------------------------
FUND                                     SEEKS TO TRACK
--------------------------------------------------------------------
Vanguard Total Stock Market Index Fund*  The overall stock market
Vanguard Extended Market Index Fund      Mid- and small-cap stocks
Vanguard Large-Cap Index Fund*           Large-cap stocks
Vanguard Mid-Cap Index Fund*             Mid-cap stocks
Vanguard Small-Cap Index Fund*           Small-cap stocks
Vanguard Value IndexFund*                Large-cap value stocks
Vanguard Small-Cap Value Index Fund*     Small-cap value stocks
Vanguard Growth Index Fund*              Large-cap growth stocks
Vanguard Small-Cap Growth Index Fund*    Small-cap growth stocks
--------------------------------------------------------------------

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

*[INDEXED TO MSCI LOGO]

FUND PROFILE--
VANGUARD TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                       [BAR CHART: SCALE -40% TO 60%]
                               1996      20.96%
                               1997      30.99
                               1998      23.26
                               1999      23.81
                               2000     -10.57
                               2001     -10.97
                               2002     -20.96
                               2003      31.35
                               2004      12.52
                               2005       5.98
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).

3


-------------------------------------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               5.98%            1.97%               9.07%
 Return After Taxes on Distributions                               5.72             1.62                8.49
 Return After Taxes on Distributions and Sale of Fund Shares       4.21             1.52                7.71
-------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                               6.09%            2.03%                 --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Dow Jones Wilshire 5000 Composite Index                           6.32%            2.12%               9.16%
 Spliced Total Stock Market Index/2/                               6.08             2.07                9.13
 MSCI US Broad Market Index                                        6.37               --                  --
-------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2005, the average annual total returns were 1.47% for the Admiral Shares; 1.55% for the Dow Jones Wilshire 5000
  Composite Index; and 1.50% for the Spliced Total Stock Market Index.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target
  Index on April 23, 2005.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                 $2.50/quarter/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.17%             0.07%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.02%             0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.19%             0.09%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $19       $61      $107        $243
Admiral Shares          9        29        51         115
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

5


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.      Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Inc., Valley
Forge, Pa., since inception           NEWSPAPER ABBREVIATION
                                      Investor Shares--TotSt
                                      Admiral Shares--TotStAdml
INCEPTION DATE
Investor Shares--April 27, 1992       VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--85
                                      Admiral Shares--585
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                     CUSIP NUMBER
$65.4 billion                         Investor Shares--922908306
                                      Admiral Shares--922908728
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VTSMX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VTSAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Standard & Poor's Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              1996      17.65%
                              1997      26.73
                              1998       8.32
                              1999      36.22
                              2000     -15.55
                              2001      -9.13
                              2002     -18.06
                              2003      43.43
                              2004      18.71
                              2005      10.29
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND INVESTOR SHARES
 Return Before Taxes                                              10.29%            6.93%              10.01%
 Return After Taxes on Distributions                              10.08             6.49                8.37
 Return After Taxes on Distributions and Sale of Fund Shares       6.85             5.76                7.95
-------------------------------------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                              10.47%            7.02%                 --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Dow Jones Wilshire 4500 Completion Index                         10.28%            6.99%               9.85%
 Spliced Extended Market Index/2/                                 10.36             7.01                9.86
 S&P Completion Index                                                --               --                  --
-------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2005, the average annual total returns were 5.92% for the Admiral Shares; 5.87% for the Dow Jones Wilshire 4500
  Completion Index; and 5.89% for the Spliced Extended Market Index.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target Index on
  September 17, 2005.
-------------------------------------------------------------------------------------------------------------

7


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                      $10/year/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.23%             0.08%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.02%             0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.25%             0.10%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $26       $80      $141        $318
Admiral Shares         10        32        56         128
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       CONVERSION FEATURES
Distributed annually in December   Investor Shares--May be converted to Admiral
                                  Shares if you meet eligibility requirements
INVESTMENT ADVISOR                 Admiral Shares--May be converted to Investor
The Vanguard Group, Inc., Valley  Shares if you are no longer eligible for
Forge, Pa., since inception       Admiral Shares

                                  NEWSPAPER ABBREVIATION
INCEPTION DATE                    Investor Shares--Extnd
Investor Shares--December 21,     Admiral Shares--ExtndAdml
1987
Admiral Shares--November 13,      VANGUARD FUND NUMBER
2000                              Investor Shares--98
                                  Admiral Shares--598
NET ASSETS (ALL SHARE CLASSES)
AS OF                             CUSIP NUMBER
DECEMBER 31, 2005                 Investor Shares--922908207
$10.5 billion                     Admiral Shares--922908694

SUITABLE FOR IRAS                 TICKER SYMBOL
Yes                               Investor Shares--VEXMX
                                  Admiral Shares--VEXAX
MINIMUM INITIAL INVESTMENT
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

9


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Shares in their first full calendar year. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%
                                 2005     6.12%
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.79% (quarter ended September 30. 2005), and the lowest return for a quarter was -1.96% (quarter ended March 31, 2005).

--------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                  1 YEAR        INCEPTION/1/
--------------------------------------------------------------------------------------------
VANGUARD LARGE-CAP INDEX INVESTOR SHARES
 Return before Taxes                                               6.12%               7.95%
 Return After Taxes on Distributions                               5.88                7.66
 Return After Taxes on Distributions and Sale of Fund Shares       4.28                6.77
--------------------------------------------------------------------------------------------
VANGUARD LARGE-CAP INDEX FUND ADMIRAL SHARES/2/
 Return before Taxes                                               6.19%                 --
--------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500 Index                                                     4.91%               7.18%
 MSCI US Prime Market 750 Index                                    6.26                8.12
--------------------------------------------------------------------------------------------
1 Since-inception returns for the Investor Shares are from January 30, 2004--the inception date of the Investor Shares--through December 31, 2005.
2 From the inception date of the Fund's Admiral Shares on February 2, 2004, through
  December 31, 2005, the average annual total returns were 7.89% for the Admiral Shares;
  7.01% for the S&P 500 Index; and 7.97% for the MSCI US Prime Market 750 Index.
--------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                 $2.50/quarter/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.10%             0.05%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.10%             0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.20%             0.12%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $20       $64      $113        $255
Admiral Shares         12        39        68         154
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

11


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly     Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.      Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Inc., Valley
Forge, Pa., since inception           NEWSPAPER ABBREVIATION
                                      Investor Shares--LarCapIx
                                      Admiral Shares--LarCapAd
INCEPTION DATE
Investor Shares--January 30, 2004     VANGUARD FUND NUMBER
Admiral Shares--February 2, 2004      Investor Shares--307
                                      Admiral Shares--5307
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                     CUSIP NUMBER
$426 million                          Investor Shares--922908587
                                      Admiral Shares--922908579
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VLACX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VLCAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%]
                                1999       15.32%
                                2000       18.10
                                2001       -0.50
                                2002      -14.61
                                2003       34.14
                                2004       20.35
                                2005       13.93
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND INVESTOR SHARES
 Return Before Taxes                                              13.93%            9.34%              11.63%
 Return After Taxes on Distributions                              13.72             8.93               10.36
 Return After Taxes on Distributions and Sale of Fund Shares       9.27             7.91                9.43
-------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND ADMIRAL SHARES/2/
 Return Before Taxes                                              14.04%              --                  --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P MidCap 400 Index                                             12.56%            8.60%              10.89%
 Spliced Mid Cap Index/3/                                         13.94             9.33               11.37
 MSCI US Mid Cap 450 Index                                        13.94               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
  December 31, 2004.
2 From the inception of the Fund's Admiral Shares on November 12, 2001, through December 31, 2005, the average annual total returns were 13.73% for the Admiral Shares; 12.99% for the S&P MidCap 400 Index; and
  13.66% for the Spliced Mid Cap Index.
3 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid
  Cap 450 Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

13

Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                      $10/year/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.19%             0.11%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.03%             0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.22%             0.13%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $23       $71      $124        $280
Admiral Shares         13        42        73         166
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       CONVERSION FEATURES
Distributed annually in December   Investor Shares--May be converted to Admiral
                                  Shares if you meet eligibility requirements
INVESTMENT ADVISOR                 Admiral Shares--May be converted to Investor
The Vanguard Group, Inc., Valley  Shares if you are no longer eligible for
Forge, Pa., since inception       Admiral Shares

                                  NEWSPAPER ABBREVIATION
INCEPTION DATE                    Investor Shares--MidCp
Investor Shares--May 21, 1998     Admiral Shares--MidCpAdml
Admiral Shares--November 12,
2001                              VANGUARD FUND NUMBER
                                  Investor Shares--859
NET ASSETS (ALL SHARE CLASSES)    Admiral Shares--5859
AS OF
DECEMBER 31, 2005                 CUSIP NUMBER
$13.2 billion                     Investor Shares--922908843
                                  Admiral Shares--922908645
SUITABLE FOR IRAS
Yes                               TICKER SYMBOL
                                  Investor Shares--VIMSX
MINIMUM INITIAL INVESTMENT        Admiral Shares--VIMAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

15


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               1996        18.12%
                               1997        24.59
                               1998        -2.61
                               1999        23.13
                               2000        -2.67
                               2001         3.10
                               2002       -20.02
                               2003        45.63
                               2004        19.90
                               2005         7.36
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               7.36%            9.10%              10.26%
 Return After Taxes on Distributions                               7.14             8.77                8.75
 Return After Taxes on Distributions and Sale of Fund Shares       4.94             7.73                8.21
-------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                               7.49%            9.20%                 --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflects no deduction for fees, expenses, or taxes)
 Russell 2000 Index                                                4.55%            8.22%               9.26%
 Spliced Small Cap Index/2/                                        7.48             8.87                9.59
 MSCI US Small Cap 1750 Index                                      7.48               --                  --
-------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2005, the average annual total returns were 9.33% for the Admiral Shares; 8.36% for the Russell 2000 Index; and 8.99%
  for the Spliced Small Cap Index.
2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small
  Cap 1750 Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                      $10/year/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.20%             0.10%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.03%             0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.23%             0.13%

1 The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $24       $74      $130        $293
Admiral Shares         13        42        73         166
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       CONVERSION FEATURES
Distributed annually in December   Investor Shares--May be converted to Admiral
                                  Shares if you meet eligibility requirements
INVESTMENT ADVISOR                 Admiral Shares--May be converted to Investor
The Vanguard Group, Inc., Valley  Shares if you are no longer eligible for
Forge, Pa., since 1989            Admiral Shares
                                  NEWSPAPER ABBREVIATION
INCEPTION DATE                    Investor Shares--SmCap
Investor Shares--October 3, 1960  Admiral Shares--SmCapAdml
Admiral Shares--November 13,
2000                              VANGUARD FUND NUMBER
                                  Investor Shares--48
NET ASSETS (ALL SHARE CLASSES)    Admiral Shares--548
AS OF
DECEMBER 31, 2005                 CUSIP NUMBER
$10.6 billion                     Investor Shares--922908702
                                  Admiral Shares--922908686
SUITABLE FOR IRAS
Yes                               TICKER SYMBOL
                                  Investor Shares--NAESX
MINIMUM INITIAL INVESTMENT        Admiral Shares--VSMAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%]
                               1996      21.86%
                               1997      29.77
                               1998      14.64
                               1999      12.57
                               2000       6.08
                               2001     -11.88
                               2002     -20.91
                               2003      32.25
                               2004      15.29
                               2005       7.09
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               7.09%            2.62%               9.44%
 Return After Taxes on Distributions                               6.68             1.88                7.92
 Return After Taxes on Distributions and Sale of Fund Shares       5.12             1.90                7.49
-------------------------------------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                               7.20%            2.70%                 --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500/Barra Value Index                                         6.33%            2.53%               9.44%
 Spliced Value Index/2/                                            7.26             2.75                9.55
 MSCI US Prime Market Value Index                                  7.26               --                  --
-------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000,  through December 31, 2005, the average annual total returns were 3.25% for the Admiral Shares; 3.07% for the S&P 500/Barra Value Index;
  and 3.29% for the Spliced Value Index.
2 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US
  Prime Market Value Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period

19

if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                 $2.50/quarter/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.18%             0.09%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.03%             0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.21%             0.11%

1 The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $22       $68      $118        $268
Admiral Shares         11        35        62         141
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.      Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Inc., Valley
Forge, Pa., since inception           NEWSPAPER ABBREVIATION
                                      Investor Shares--Value
                                      Admiral Shares--ValAdml
INCEPTION DATE
Investor Shares--November 2, 1992     VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--06
                                      Admiral Shares--506
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                     CUSIP NUMBER
$7 billion                            Investor Shares--922908405
                                      Admiral Shares--922908678
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VIVAX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VVIAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-
 capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

21

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                            [BAR CHART: SCALE -40% TO 60%
                                 1999      3.35%
                                 2000     21.88
                                 2001     13.70
                                 2002    -14.20
                                 2003     37.19
                                 2004     23.55
                                 2005      6.07
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               6.07%           11.89%               9.05%
 Return After Taxes on Distributions                               5.68            10.88                7.66
 Return After Taxes on Distributions and Sale of Fund Shares       4.21             9.77                6.99
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Value Index                                6.45%           12.19%               8.94%
 Spliced Small Cap Value Index/2/                                  6.28            11.51                8.51
 MSCI US Small Cap Value Index                                     6.28               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
 December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16, 2003, and performance of the
  MSCI US Small Cap Value Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
Account Maintenance Fee (for accounts under $10,000):                $10/year/2/
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.20%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.23%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $24         $74       $130          $293
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    MINIMUM INITIAL INVESTMENT
Distributed annually in December               $3,000

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   SmVal
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 860
May 21, 1998
                                               CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF           922908793
DECEMBER 31, 2005
$3.9 billion                                   TICKER SYMBOL
                                               VISVX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the

Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                       [BAR CHART: SCALE -40% TO 60%]
                               1996       23.74%
                               1997       36.34
                               1998       42.21
                               1999       28.76
                               2000      -22.21
                               2001      -12.93
                               2002      -23.68
                               2003       25.92
                               2004        7.20
                               2005        5.09
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).


-------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               5.09%           -1.17%               8.52%
 Return After Taxes on Distributions                               4.97            -1.39                8.07
 Return After Taxes on Distributions and Sale of Fund Shares       3.46            -1.09                7.31
-------------------------------------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                               5.21%           -1.09%                 --
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflects no deduction for fees, expenses, or taxes):
 S&P 500/Barra Growth Index                                        3.46%            1.65%               8.26%
 Spliced Growth Index/2/                                           5.25            -1.01                8.61
 MSCI US Prime Market Growth Index                                 5.25               --                  --
-------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2005, the average annual total returns were -2.57% for the Admiral Shares; -3.09% for the S&P 500/Barra Growth Index;
  and -2.48% for the Spliced Growth Index.
2 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US
  Prime Market Growth Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

25

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                   INVESTOR           ADMIRAL
                                                     SHARES            SHARES
                                                     ------            ------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases               None              None
Purchase Fee:                                          None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends    None              None
Redemption Fee:                                        None              None
Account Maintenance Fee
(for accounts under $10,000):                 $2.50/quarter/2/           None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from the Fund's assets)
Management Expenses:                                  0.19%             0.09%
12b-1 Distribution Fee:                                None              None
Other Expenses:                                       0.03%             0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                0.22%             0.11%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $23       $71      $124        $280
Admiral Shares         11        35        62         141
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.      Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Inc., Valley
Forge, Pa., since inception           NEWSPAPER ABBREVIATION
                                      Investor Shares--Growth
                                      Admiral Shares--GrwthAdml
INCEPTION DATE
Investor Shares--November 2, 1992     VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--09
                                      Admiral Shares--509
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                     CUSIP NUMBER
$10.6 billion                         Investor Shares--922908504
                                      Admiral Shares--922908660
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VIGRX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VIGAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-
 capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

27

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                        [BAR CHART: SCALE -40% TO 60%]
                               1999      19.80%
                               2000       1.59
                               2001      -0.78
                               2002     -15.41
                               2003      42.88
                               2004      16.06
                               2005       8.64
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).



-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               8.64%            8.62%               7.65%
 Return After Taxes on Distributions                               8.60             8.57                7.37
 Return After Taxes on Distributions and Sale of Fund Shares       5.67             7.47                6.53
-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflects no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Growth Index                               8.97%            8.83%               7.59%
 Spliced Small Cap Growth Index/2/                                 8.71             8.42                7.32
 MSCI US Small Cap Growth Index                                    8.71               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
  December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.
-------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
Account Maintenance Fee (for accounts under $10,000):                $10/year/2/
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.19%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.04%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.23%

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $24          $74       $130         $293
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    MINIMUM INITIAL INVESTMENT
Distributed annually in December               $3,000

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   SmGth
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 861
May 21, 1998
                                               CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF           922908827
DECEMBER 31, 2005
 $2 billion                                    TICKER SYMBOL
                                               VISGX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------


MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE

[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.3     10.4      11.2        11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Funds in particular.

 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.
 Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand, that, for both companies and stock fund, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted medium market capitalization of each Fund as of December 31, 2005 was:

----------------------------------------
                          ASSET-WEIGHTED
                           MEDIAN MARKET
VANGUARD INDEX FUND       CAPITALIZATION
----------------------------------------
Total Stock Market         $29.9 billion
Extended Market              2.5
Large-Cap                   45.0
Mid-Cap                      6.2
Small-Cap                    1.5
Value                       44.9
Small-Cap Value              1.5
Growth                      45.3
Small-Cap Growth             1.5
----------------------------------------


[FLAG]
EACH FUND (OTHER THAN THE TOTAL STOCK MARKET INDEX FUND) IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

31

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, meaning that the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.
 The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, and two more (Total Stock Market Index Fund and Extended Market Index Fund) switched target indexes after April 22, 2005, and September 16, 2005, respectively. These changes were based upon the board of trustees' determination that they would be in shareholders' best interests.
 Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

RISK OF NONDIVERSIFICATION

The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality, have operated as diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


ACCOUNT MAINTENANCE AND CUSTODIAL FEES
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter or $10 per year--is deducted from the quarterly or annual dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See the FUND PROFILES and INVESTING WITH VANGUARD for more information about fees.

FREQUENT TRADING OR MARKET-TIMING
Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER (R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or

33

prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 For the fiscal year ended December 31, 2005, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on June 30 each year.

35

 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed the Large-Cap Index Fund since its inception. Education:
B.S., The Pennsylvania State University.

GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994 and the Small-Cap Growth Index Fund since 2004. Education:
B.S., Villanova University.
--------------------------------------------------------------------------------

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
-Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
-Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
-A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
-Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

37

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-Provide us with your correct taxpayer identification number;
-Certify that the taxpayer identification number is correct; and -Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs (R) ).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $28.77 per share. During the year, each Investor Share earned $0.466 from investment income (interest and dividends) and $1.237 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.473 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $30.00, reflecting earnings of $1.703 per share and distributions of $0.473 per share. This was an increase of $1.23 per share (from $28.77 at the beginning of the year to $30.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.98% for the year.

As of December 31, 2005, the Investor Shares had approximately $29.8 billion in net assets. For the year, the expense ratio was 0.19% ($1.90 per $1,000 of net assets), and the net investment income amounted to 1.62% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.
--------------------------------------------------------------------------------

39


TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.77         $25.99        $20.07        $25.74        $29.26
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .466           .445/1/       .325          .295          .310
 Net Realized and Unrealized Gain (Loss) on Investments    1.237          2.780         5.922        (5.672)       (3.533)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.703          3.225         6.247        (5.377)       (3.223)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.473)         (.445)        (.327)        (.293)        (.297)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.473)         (.445)        (.327)        (.293)        (.297)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $30.00         $28.77        $25.99        $20.07        $25.74
================================================================================================================================

TOTAL RETURN/2/                                            5.98%         12.52%        31.35%       -20.96%       -10.97%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $29,785        $31,718       $24,059       $14,254       $15,781
 Ratio of Total Expenses to Average Net Assets             0.19%          0.19%         0.20%         0.20%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.62%        1.70/1/         1.49%         1.32%         1.11%
 Turnover Rate/3/                                         12%/4/             4%            2%            2%            3%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
4 Includes activity related to a change in the Fund's target index.

TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.77         $25.99        $20.07        $25.75        $29.26
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .495           .468/1/       .336          .296          .332
 Net Realized and Unrealized Gain (Loss) on Investments    1.237          2.780         5.922        (5.672)       (3.533)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.732          3.248         6.258        (5.376)       (3.201)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.502)         (.468)        (.338)        (.304)        (.309)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.502)         (.468)        (.338)        (.304)        (.309)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $30.00         $28.77        $25.99        $20.07        $25.75
===================================================================================================================================

TOTAL RETURN                                               6.09%         12.61%        31.42%       -20.95%       -10.89%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $20,347        $10,856        $7,969        $4,069        $3,894
 Ratio of Total Expenses to Average Net Assets             0.09%          0.10%         0.15%         0.15%         0.15%
 Ratio of Net Investment Income to Average Net Assets      1.72%        1.79/1/         1.54%         1.39%         1.17%
 Turnover Rate/2/                                         12%/3/             4%            2%            2%            3%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

EXTENDED MARKET INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $31.36         $26.66        $18.74        $23.09        $26.61
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .35           .284          .207           .19          .203
 Net Realized and Unrealized Gain (Loss) on Investments     2.88          4.701         7.926         (4.36)       (2.703)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           3.23          4.985         8.133         (4.17)       (2.500)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.33)         (.285)        (.213)         (.18)        (.210)
 Distributions from
 Realized Capital Gains                                       --             --            --            --         (.810)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.33)         (.285)        (.213)         (.18)       (1.020)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.26         $31.36        $26.66        $18.74        $23.09
===================================================================================================================================

TOTAL RETURN/1/                                           10.29%         18.71%        43.43%       -18.06%        -9.13%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $5,441         $5,484        $4,259        $2,629        $3,115
 Ratio of Total Expenses to Average Net Assets             0.25%          0.25%         0.26%         0.26%         0.25%
 Ratio of Net Investment Income to Average Net Assets      1.12%          1.05%         1.01%         0.88%         0.88%
 Turnover Rate/2/                                         27%/3/            17%            8%           17%           20%
===================================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

EXTENDED MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $31.36         $26.66        $18.74        $23.09        $26.61
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .409           .315          .221          .201          .213
 Net Realized and Unrealized Gain (Loss) on Investments    2.880          4.701         7.926        (4.360)       (2.703)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          3.289          5.016         8.147        (4.159)       (2.490)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.369)         (.316)        (.227)        (.191)        (.220)
 Distributions from Realized Capital Gains                    --             --            --            --         (.810)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.369)         (.316)        (.227)        (.191)       (1.030)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.28         $31.36        $26.66        $18.74        $23.09
===================================================================================================================================

TOTAL RETURN                                              10.47%         18.82%        43.51%       -18.02%        -9.09%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,379         $1,353        $1,075          $611          $735
 Ratio of Total Expenses to Average Net Assets             0.10%          0.15%         0.20%         0.20%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.27%          1.15%         1.07%         0.94%         0.94%
 Turnover Rate/1/                                         27%/2/            17%            8%           17%           20%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

41


LARGE-CAP INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED                      JAN. 30/1/ TO
-----------------------------------------------    DEC. 31, 2005                      DEC. 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.41                             $20.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .328                                .39/2/
 Net Realized and Unrealized Gain (Loss) on Investments     .970                               1.41
 Total from Investment Operations                          1.298                               1.80
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.328)                              (.39)
 Distributions from Realized Capital Gains                    --                                 --
------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.328)                              (.39)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.38                             $21.41
======================================================================================================

TOTAL RETURN/3/                                            6.12%                              9.13%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $94                                $44
 Ratio of Total Expenses to Average Net Assets             0.20%                           0.20%/4/
 Ratio of Net Investment Income to Average Net Assets      1.72%                         1.92%/2,4/
 Turnover Rate/5/                                             9%                                 5%
===================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.05 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp.
  in November 2004.
3 Total returns do not reflect the $10 account maintenance fee applied on balances under $10,000.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

LARGE-CAP INDEX FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED                       FEB. 2/1/ TO
-----------------------------------------------    DEC. 31, 2005                      DEC. 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.77                             $25.08
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .431                               .501/2/
 Net Realized and Unrealized Gain (Loss) on Investments    1.209                              1.692
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.640                              2.193
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.430)                             (.503)
 Distributions from Realized Capital Gains                    --                                 --
------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.430)                             (.503)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.98                             $26.77
======================================================================================================

TOTAL RETURN                                               6.19%                              8.87%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $71                                $27
 Ratio of Total Expenses to Average Net Assets             0.12%                           0.12%/3/
 Ratio of Net Investment Income to Average Net Assets      1.80%                         2.00%/2,3/
 Turnover Rate/4/                                             9%                                 5%
======================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include
  $.063 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

MID-CAP INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.64         $13.13         $9.88        $11.81        $12.21
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .198           .159          .122          .088          .081
 Net Realized and Unrealized Gain (Loss) on Investments    1.983          2.512         3.250        (1.798)        (.166)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          2.181          2.671         3.372        (1.710)        (.085)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.191)         (.161)        (.122)        (.093)        (.070)
 Distributions from Realized Capital Gains                    --             --            --         (.127)        (.245)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.191)         (.161)        (.122)        (.220)        (.315)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.63         $15.64        $13.13         $9.88        $11.81
===================================================================================================================================

TOTAL RETURN/1/                                           13.93%         20.35%        34.14%       -14.61%        -0.50%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $6,399         $5,234        $3,610        $2,267        $2,049
 Ratio of Total Expenses to Average Net Assets             0.22%          0.22%         0.26%         0.26%         0.25%
 Ratio of Net Investment Income to Average Net Assets      1.36%          1.26%         1.20%         0.85%         0.83%
 Turnover Rate/2/                                            18%            16%        73%/3/           18%           24%
===================================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

43


MID-CAP INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,              NOV. 12/1/ TO
                                                   --------------------------------------------------------       DEC. 31
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $70.92         $59.55        $44.81        $53.56        $50.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .946           .771          .593          .431          .056
 Net Realized and Unrealized Gain (Loss) on Investments    9.022         11.383        14.742        (8.154)        3.982
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          9.968         12.154        15.335        (7.723)        4.038
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.908)         (.784)        (.595)        (.451)        (.320)
 Distributions from Realized Capital Gains                    --             --            --         (.576)        (.158)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.908)         (.784)        (.595)       (1.027)        (.478)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $79.98         $70.92        $59.55        $44.81        $53.56
===================================================================================================================================

TOTAL RETURN                                              14.04%         20.42%        34.24%       -14.55%         8.06%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,852         $1,196          $842          $411          $223
 Ratio of Total Expenses to Average Net Assets             0.13%          0.13%         0.18%         0.18%      0.20%/2/
 Ratio of Net Investment Income to Average Net Assets      1.45%          1.35%         1.31%         0.94%      0.86%/2/
 Turnover Rate/3/                                            18%            16%        73%/4/           18%           24%
===================================================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
4 Includes activity related to a change in the Fund's target index.

SMALL-CAP INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.83         $22.60        $15.66        $19.82        $19.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .29           .267          .200          .192          .217
 Net Realized and Unrealized Gain (Loss) on Investments     1.69          4.228         6.944        (4.160)         .388
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           1.98          4.495         7.144        (3.968)         .605
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.29)         (.265)        (.204)        (.192)        (.225)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.29)         (.265)        (.204)        (.192)        (.225)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $28.52         $26.83        $22.60        $15.66        $19.82
===================================================================================================================================

TOTAL RETURN/1/                                            7.36%         19.90%        45.63%       -20.02%         3.10%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $5,902         $6,247        $4,871        $2,943        $3,545
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27%         0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      1.08%          1.13%         1.17%         1.11%         1.16%
 Turnover Rate/2/                                            18%            19%        39%/3/           32%           39%
===================================================================================================================================
1 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

SMALL-CAP INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.83         $22.60        $15.66        $19.82        $19.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .325           .294          .220          .207          .231
 Net Realized and Unrealized Gain (Loss) on Investments    1.690          4.228         6.944        (4.160)         .388
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment  Operations                         2.015          4.522         7.164        (3.953)         .619
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.315)         (.292)        (.224)        (.207)        (.239)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.315)         (.292)        (.224)        (.207)        (.239)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $28.53         $26.83        $22.60        $15.66        $19.82
===================================================================================================================================

TOTAL RETURN                                               7.49%         20.02%        45.76%       -19.95%         3.17%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,382         $1,451        $1,056          $591          $547
 Ratio of Total Expenses to Average Net Assets             0.13%          0.13%         0.18%         0.18%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.18%          1.25%         1.26%         1.22%         1.24%
 Turnover Rate/1/                                            18%            19%        39%/2/           32%           39%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

VALUE INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.35         $18.95        $14.65        $18.90        $22.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .559           .460          .378          .303          .309
 Net Realized and Unrealized Gain (Loss) on Investments     .936          2.399         4.294        (4.238)       (2.986)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.495          2.859         4.672        (3.935)       (2.677)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.555)         (.459)        (.372)        (.315)        (.316)
 Distributions from Realized Capital Gains                    --             --            --            --         (.977)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.555)         (.459)        (.372)        (.315        (1.293)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.29         $21.35        $18.95        $14.65        $18.90
===================================================================================================================================

TOTAL RETURN/1/                                            7.09%         15.29%        32.25%       -20.91%       -11.88%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $3,376         $3,592        $2,921        $2,197        $3,018
 Ratio of Total Expenses to Average Net Assets             0.21%          0.21%         0.23%         0.23%         0.22%
 Ratio of Net Investment Income to Average Net Assets      2.63%          2.40%         2.38%         1.80%         1.51%
 Turnover Rate/2/                                            21%            18%        44%/3/           26%           38%
===================================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

45


VALUE INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.35         $18.95        $14.65        $18.90        $22.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .581           .479          .392          .315          .318
 Net Realized and Unrealized Gain (Loss) on Investments     .936          2.399         4.294        (4.238)       (2.986)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.517          2.878         4.686        (3.923)       (2.668)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.577)         (.478)        (.386)        (.327)        (.325)
 Distributions from Realized Capital Gains                    --             --            --            --         (.977)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.577)         (.478)        (.386)        (.327  )     (1.302)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.29         $21.35        $18.95        $14.65        $18.90
===================================================================================================================================

TOTAL RETURN                                               7.20%         15.40%        32.36%       -20.85%       -11.83%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,880         $1,075          $773          $480          $587
 Ratio of Total Expenses to Average Net Assets             0.11%          0.11%         0.15%         0.15%         0.17%
 Ratio of Net Investment Income to Average Net Assets      2.72%          2.50%         2.48%         1.88%         1.57%
 Turnover Rate/1/                                            21%            18%        44%/2/           26%           38%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.97         $11.49         $8.52        $10.29        $ 9.65
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .263           .227          .192          .090          .074
 Net Realized and Unrealized Gain (Loss) on Investments     .589          2.478         2.976        (1.494)        1.176
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .852          2.705         3.168        (1.404)        1.250
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.262)         (.225)        (.198)        (.090)        (.065)
 Distributions from Realized Capital Gains                    --             --            --         (.276)        (.545)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.262)         (.225)        (.198)        (.366)        (.610)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.56         $13.97        $11.49        $ 8.52        $10.29
===================================================================================================================================

TOTAL RETURN/1/                                            6.07%         23.55%        37.19%       -14.20%        13.70%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $3,446         $2,947        $1,730        $1,176          $802
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27%         0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      1.96%          2.15%         2.07%         0.93%         0.97%
 Turnover Rate/2/                                            28%            30%       100%/3/           57%           59%
===================================================================================================================================
1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002, or the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.41         $24.92        $19.95        $26.42        $30.57
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .196           .291/1/       .169          .222          .181
 Net Realized and Unrealized Gain (Loss) on Investment s   1.139          1.494         4.977        (6.465)       (4.144)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.335          1.785         5.146        (6.243)       (3.963)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.205)         (.295)        (.176)        (.227)        (.187)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.205)         (.295)        (.176)        (.227)        (.187)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.54         $26.41        $24.92        $19.95        $26.42
===================================================================================================================================

TOTAL RETURN/2/                                            5.09%          7.20%        25.92%       -23.68%       -12.93%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $6,761         $7,711        $7,586        $6,094        $8,445
 Ratio of Total Expenses to Average Net Assets             0.22%          0.22%         0.23%         0.23%         0.22%
 Ratio of Net Investment Income to Average Net Assets      0.75%       1.14%/1/         0.77%         0.97%         0.67%
 Turnover Rate/3/                                            23%            24%        42%/4/           23%           31%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.139 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
4 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.41         $24.92        $19.95        $26.42        $30.57
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .226            .32/1/       .188          .237          .194
 Net Realized and Unrealized Gain (Loss) on Investments    1.139           1.49         4.977        (6.465)       (4.144)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.365           1.81         5.165        (6.228)       (3.950)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.235)          (.32)        (.195)        (.242)        (.200)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.235)          (.32)        (.195)        (.242)        (.200)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.54         $26.41        $24.92        $19.95        $26.42
===================================================================================================================================

TOTAL RETURN                                               5.21%          7.31%        26.03%       -23.62%       -12.88%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,076         $1,214        $1,092          $751          $906
 Ratio of Total Expenses to Average Net Assets             0.11%          0.11%         0.15%         0.15%         0.17%
 Ratio of Net Investment Income to Average Net Assets      0.86%       1.27%/1/         0.84%         1.05%         0.74%
 Turnover Rate/2/                                            23%            24%        42%/3/           23%           31%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

47


SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.16         $13.08         $9.17        $10.87        $10.97
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .04            .02          .021          .027          .009
 Net Realized and Unrealized Gain (Loss) on Investments     1.27           2.08         3.911        (1.702)        (.094)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           1.31           2.10         3.932        (1.675)        (.085)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.04)          (.02)        (.022)        (.025)        (.015)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.04)          (.02)        (.022)        (.025)        (.015)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.43         $15.16        $13.08        $ 9.17        $10.87
===================================================================================================================================

TOTAL RETURN/1/                                            8.64%         16.06%        42.88%       -15.41%        -0.78%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,726         $1,435          $907          $388          $357
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27          0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      0.27%          0.13%         0.21%         0.24%         0.11%
 Turnover Rate/2/                                            39%            41%        91%/3/           61%           74%
===================================================================================================================================
1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002, or the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.

49

BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES


BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day. BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
-SIMPLE IRAs and 403(b)(7) custodial accounts;
-Other retirement plan accounts receiving special administrative services from
 Vanguard; or
-Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase

51

request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES

Shares purchased before the issuance of Admiral Shares are considered Investor Shares.
SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.
TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.
AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES

If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

REDEEMING SHARES


HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.

BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS

BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish

53

by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

55

FREQUENT-TRADING LIMITS


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:

-Purchases of shares with reinvested dividend or capital gains distributions.

-Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange
 Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).
-Redemptions of shares to pay fund or account fees.
-Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
-Transfers and re-registrations of shares within the same fund.
-Purchases of shares by asset transfer or direct rollover.
-Conversions of shares from one share class to another in the same fund. -Checkwriting redemptions.
-Section 529 college savings plans.
-Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
-Purchases of shares with participant payroll or employer contributions or loan repayments.

-Purchases of shares with reinvested dividend or capital gains distributions.

-Distributions, loans, and in-service withdrawals from a plan.
-Redemptions of shares as part of a plan termination or at the direction of the plan.
-Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
-Redemptions of shares to pay fund or account fees.

-Share or asset transfers or rollovers.
-Re-registrations of shares.
-Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of

57

Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
-Authorization to act on the account (as the account owner or by legal documentation or other means).
-Account registration and address.
-Social Security or employer identification number.
-Fund name and account number, if applicable.
-Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
-The fund name and account number.
-The amount of the transaction (stated in dollars, shares, or percent).
 Written instructions also must include:
-Authorized signatures of all registered owners.
-Signature guarantees, if required for the type of transaction.*
-Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and

Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a

59

fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
-Performance assessments and comparisons with industry benchmarks.
-Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a

61

description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
-For the most complete source of Vanguard news
-For fund, account, and service information
-For most account transactions
-For literature requests
-24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
800-662-6273
(ON-BOARD)

-For automated fund and account information
-For redemptions by check, exchange (subject to certain limitations), or wire -Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)

-For fund and service information
-For literature requests
-Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)

-For account information
-For most account transactions
-Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

ADMIRAL SERVICE CENTER
888-237-9949

-For Admiral account information
-For most Admiral transactions
-Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102

-For information and services for large institutional investors
-Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798

-For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors -Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Total Stock Market Index Fund--85 (Investor Shares) or 585 (Admiral Shares)
 Vanguard Extended Market Index Fund--98 (Investor Shares) or 598 (Admiral
Shares)
 Vanguard Large-Cap Index Fund--307 (Investor Shares) or 5307 (Admiral Shares) Vanguard Mid-Cap Index Fund--859 (Investor Shares) or 5859 (Admiral Shares) Vanguard Small-Cap Index Fund--48 (Investor Shares) or 548 (Admiral Shares) Vanguard Value Index Fund--06 (Investor Shares) or 506 (Admiral Shares) Vanguard Small-Cap Value Index Fund--860 (Investor Shares only)
 Vanguard Growth Index Fund--09 (Investor Shares) or 509 (Admiral Shares) Vanguard Small-Cap Growth Index Fund--861 (Investor Shares only)




Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

63

VIPER SHARES


In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

 Nine Vanguard U.S. Stock Index Funds currently offer a VIPER Share class:

-----------------------------------------------------------------------------------------
                                                                                  TICKER
FUND                                         VIPER SHARES                         SYMBOL
-----------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund       Vanguard Total Stock Market VIPERs     VTI
Vanguard Extended Market Index Fund          Vanguard Extended Market VIPERs        VXF
Vanguard Large-Cap Index Fund                Vanguard Large-Cap VIPERs              VV
Vanguard Mid-Cap Index Fund                  Vanguard Mid-Cap VIPERs                VO
Vanguard Small-Cap Index Fund                Vanguard Small-Cap VIPERs              VB
Vanguard Value Index Fund                    Vanguard Value VIPERs                  VTV
Vanguard Small-Cap Value Index Fund          Vanguard Small-Cap Value VIPERs        VBR
Vanguard Growth Index Fund                   Vanguard Growth VIPERs                 VUG
Vanguard Small-Cap Growth Index Fund         Vanguard Small-Cap Growth VIPERs       VBK
-----------------------------------------------------------------------------------------


 Although VIPER Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.

 The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted in the following manner.
 An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions will occur not at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of, and demand for, VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


*U.S. Pat. No. 6,879,964 B2.

BUYING AND SELLING VIPER SHARES

VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
 You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.
 If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.
 There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS

VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:
-The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
-VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
-Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES

When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

65


 The total annual operating expenses (the expense ratio) for each Fund's VIPER Shares as of December 31, 2005, were:

-------------------------------------------
VIPER SHARES                EXPENSE RATIO
-------------------------------------------
Total Stock Market VIPERs       0.07%
Extended Market VIPERs          0.08
Large-Cap VIPERs                0.07
Mid-Cap VIPERs                  0.13
Small-Cap VIPERs                0.10
Value VIPERs                    0.11
Small-Cap Value VIPERs          0.12
Growth VIPERs                   0.11
Small-Cap Growth VIPERs         0.12
-------------------------------------------


ACCOUNT SERVICES

Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by the Funds may convert those shares into VIPER Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. VIPER Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same Fund.
 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the Depository Trust Company (DTC). (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)

 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
 If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
-The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.
-The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with VIPER Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

-Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

-During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
-VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

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

















                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                             [SHIP LOGO][VANGUARD(R) LOGO]

                                             P.O. Box 2600
                                             Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P085 042006

Vanguard(R) U.S. Stock Index Funds



>  Prospectus




Investor Shares for Participants
April 24, 2006



                                           [SHIP LOGO][VANGUARD (R) LOGO]



Vanguard Total Stock Market Index Fund

Vanguard Extended Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Index Fund

Vanguard Value Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Growth Index Fund

Vanguard Small-Cap Growth Index Fund




This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD U.S. STOCK INDEX FUNDS
Investor Shares
Participant Prospectus

April 24, 2006

--------------------------------------------------------------------------------
CONTENTS

  1 AN INTRODUCTION TO INDEX FUNDS
  2 VANGUARD FUND PROFILES
    2 Total Stock Market Index Fund
    4 Extended Market Index Fund
    7 Large-Cap Index Fund
    9 Mid-Cap Index Fund
    11 Small-Cap Index Fund
    14 Value Index Fund
    16 Small-Cap Value Index Fund
    19 Growth Index Fund
    21 Small-Cap Growth Index Fund
 24 MORE ON THE FUNDS
 28 THE FUNDS AND VANGUARD
 29 INVESTMENT ADVISOR
 30 DIVIDENDS, CAPITAL GAINS, AND TAXES
 31 SHARE PRICE
 32 FINANCIAL HIGHLIGHTS
 38 INVESTING WITH VANGUARD
 40 ACCESSING FUND INFORMATION BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:

-Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

-Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
-Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about nine Vanguard U.S. Stock Index Funds. Eight of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International(R) (MSCI(R)).

--------------------------------------------------------------------
FUND                                     SEEKS TO TRACK
--------------------------------------------------------------------
Vanguard Total Stock Market Index Fund*  The overall stock market
Vanguard Extended Market Index Fund      Mid- and small-cap stocks
Vanguard Large-Cap Index Fund*           Large-cap stocks
Vanguard Mid-Cap Index Fund*             Mid-cap stocks
Vanguard Small-Cap Index Fund*           Small-cap stocks
Vanguard Value Index Fund*               Large-cap value stocks
Vanguard Small-Cap Value Index Fund*     Small-cap value stocks
Vanguard Growth Index Fund*              Large-cap growth stocks
Vanguard Small-Cap Growth Index Fund*    Small-cap growth stocks
--------------------------------------------------------------------

*[INDEXED TO MSCI LOGO]

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--
VANGUARD TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                       [BAR CHART: SCALE -40% TO 60%]
                               1996      20.96%
                               1997      30.99
                               1998      23.26
                               1999      23.81
                               2000     -10.57
                               2001     -10.97
                               2002     -20.96
                               2003      31.35
                               2004      12.52
                               2005       5.98
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).

3


------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                                   1 YEAR         5 YEARS           10 YEARS
------------------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund Investor Shares              5.98%           1.97%              9.07%
------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 5000 Composite Index                            6.32%           2.12%              9.16%
 Spliced Total Stock Market Index/1/                                6.08            2.07               9.13
 MSCI US Broad Market Index                                         6.37              --                 --
------------------------------------------------------------------------------------------------------------
1 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target Index on April 23, 2005.
------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.17%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.19%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $19          $61       $107         $243
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      TotSt
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   85
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908306

INCEPTION DATE                                     TICKER SYMBOL
April 27, 1992                                     VTSMX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$65.4 billion
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Standard & Poor's Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/ earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

5

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              1996      17.65%
                              1997      26.73
                              1998       8.32
                              1999      36.22
                              2000     -15.55
                              2001      -9.13
                              2002     -18.06
                              2003      43.43
                              2004      18.71
                              2005      10.29
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).


------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------
                                                         1 YEAR           5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Investor Shares      10.29%             6.93%               10.01%
------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 4500 Completion Index                10.28%             6.99%                9.85%
 Spliced Extended Market Index/1/                        10.36              7.01                 9.86
 S&P Completion Index                                       --                --                   --
------------------------------------------------------------------------------------------------------
1 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005;
  performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005;
  and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target Index on September 17, 2005.
------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.23%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.25%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $26           $80       $141         $318
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               Extnd

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   98
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908207
December 21, 1987
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           VEXMX
DECEMBER 31, 2005
$10.5 billion
--------------------------------------------------------------------------------

7

FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%
                                 2005     6.12%
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.79% (quarter ended September 30, 2005), and the lowest return for a quarter was -1.96% (quarter ended March 31, 2005).

--------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                  1 YEAR        INCEPTION/1/
--------------------------------------------------------------------------------------------
Vanguard Large-Cap Index Investor Shares                           6.12%               7.95%
--------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P 500 Index                                                     4.91%               7.18%
 MSCI US Prime Market 750 Index                                    6.26                8.12
--------------------------------------------------------------------------------------------
1 Since-inception returns for the Investor Shares are from January 30, 2004--the inception date of the Investor Shares--through December 31, 2005.
--------------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.10%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.10%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.20%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your shares at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20           $64       $113         $255
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

9


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      LarCapIx
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   307
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908587

INCEPTION DATE                                     TICKER SYMBOL
January 30, 2004                                   VLACX

NET ASSETS (ALL SHARE CLASSES) AS OF DECEMBER 31,
2005
$426 million
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%]
                                1999       15.32%
                                2000       18.10
                                2001       -0.50
                                2002      -14.61
                                2003       34.14
                                2004       20.35
                                2005       13.93
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Investor Shares                       13.93%            9.34%              11.63%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P MidCap 400 Index                                             12.56%            8.60%              10.89%
 Spliced Mid Cap Index/2/                                         13.94             9.33               11.37
 MSCI US Mid Cap 450 Index                                        13.94               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
  December 31, 2002.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US
  MidCap 450 Index thereafter.
-------------------------------------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.19%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.22%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

11

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23           $71       $124         $280
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               MidCp

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   859
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908843
May 21, 1998
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           VIMSX
DECEMBER 31, 2005
$13.2 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               1996        18.12%
                               1997        24.59
                               1998        -2.61
                               1999        23.13
                               2000        -2.67
                               2001         3.10
                               2002       -20.02
                               2003        45.63
                               2004        19.90
                               2005         7.36
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund Investor Shares                      7.36%            9.10%              10.26%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees or expenses)
 Russell 2000 Index                                                4.55%            8.22%               9.26%
 Spliced Small Cap Index/1/                                        7.48             8.87                9.59
 MSCI US Small Cap 1750 Index                                      7.48               --                  --
-------------------------------------------------------------------------------------------------------------
1 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small
  Cap 1750 Index thereafter.
-------------------------------------------------------------------------------------------------------------

13

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.20%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.23%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24           $74       $130         $293
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmCap

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   48
since 1989
                                               CUSIP NUMBER
INCEPTION DATE                                 922908702
October 3, 1960
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           NAESX
DECEMBER 31, 2005
$10.6 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                          [BAR CHART: SCALE -40% TO 60%]
                               1996      21.86%
                               1997      29.77
                               1998      14.64
                               1999      12.57
                               2000       6.08
                               2001     -11.88
                               2002     -20.91
                               2003      32.25
                               2004      15.29
                               2005       7.09
              ----------------------------------------------------

15

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
Vanguard Value Index Fund Investor Shares                          7.09%            2.62%               9.44%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P 500/Barra Value Index                                         6.33%            2.53%               9.44%
 Spliced Value Index/1/                                            7.26             2.75                9.55
 MSCI US Prime Market Value Index                                  7.26               --                  --
-------------------------------------------------------------------------------------------------------------
1 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US
  Prime Market Value Index thereafter.
-------------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.18%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.21%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22           $68       $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Value
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   06
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908405

INCEPTION DATE                                     TICKER SYMBOL
November 2, 1992                                   VIVAX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$7 billion
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

17

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-
 capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                            [BAR CHART: SCALE -40% TO 60%
                                 1999      3.35%
                                 2000     21.88
                                 2001     13.70
                                 2002    -14.20
                                 2003     37.19
                                 2004     23.55
                                 2005      6.07
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund Investor Shares                6.07%           11.89%               9.05%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P SmallCap 600/Barra Value Index                                6.45%           12.19%               8.94%
 Spliced Small Cap Value Index/2/                                  6.28            11.51                8.51
 MSCI US Small Cap Value Index                                     6.28               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
  December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16, 2003, and the performance of the MSCI US Small Cap Value Index thereafter.
-------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.20%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.23%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24           $74       $130         $293
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmVal

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   860
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908793
May 21, 1998
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           VISVX
DECEMBER 31, 2005
$3.9 billion
--------------------------------------------------------------------------------

19

FUND PROFILE--VANGUARD GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                       [BAR CHART: SCALE -40% TO 60%]
                               1996       23.74%
                               1997       36.34
                               1998       42.21
                               1999       28.76
                               2000      -22.21
                               2001      -12.93
                               2002      -23.68
                               2003       25.92
                               2004        7.20
                               2005        5.09
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).


-------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund Investor Shares                         5.09%           -1.17%               8.52%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees or expenses)
 S&P 500/Barra Growth Index                                        3.46%            1.65%               8.26%
 Spliced Growth Index/1/                                           5.25            -1.01                8.61
 MSCI US Prime Market Growth Index                                 5.25               --                  --
-------------------------------------------------------------------------------------------------------------
1 Reflects performance of the S&P 500 Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.
-------------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.19%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.22%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

21

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23           $71       $124         $280
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Growth
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   09
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908504

INCEPTION DATE                                     TICKER SYMBOL
November 2, 1992                                   VIGRX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$10.6 billion
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-
 capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                        [BAR CHART: SCALE -40% TO 60%]
                               1999      19.80%
                               2000       1.59
                               2001      -0.78
                               2002     -15.41
                               2003      42.88
                               2004      16.06
                               2005       8.64
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                  1 YEAR          5 YEARS        INCEPTION/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund Investor Shares               8.64%            8.62%               7.65%
-------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees or expenses)
 S&P SmallCap 600/Barra Growth Index                               8.97%            8.83%               7.59%
 Spliced Small Cap Growth Index/2/                                 8.71             8.42                7.32
 MSCI US Small Cap Growth Index                                    8.71               --                  --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through
  December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.
-------------------------------------------------------------------------------------------------------------

23

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.19%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.22%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24           $74       $130         $293
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmGth

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   861
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908827
May 21, 1998
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           VISGX
DECEMBER 31, 2005
$2 billion
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change it's 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE

[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8
Worst                -43.1    -12.4      -0.8        3.1
Average               12.3     10.4      11.2       11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Funds in particular.

 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

25

 Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand, that, for both companies and stock fund, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted medium market capitalization of each Fund as of December 31, 2005 was:

----------------------------------------
                          ASSET-WEIGHTED
                           MEDIAN MARKET
VANGUARD INDEX FUND       CAPITALIZATION
----------------------------------------
Total Stock Market         $29.9 billion
Extended Market              2.5
Large-Cap                   45.0
Mid-Cap                      6.2
Small-Cap                    1.5
Value                       44.9
Small-Cap Value              1.5
Growth                      45.3
Small-Cap Growth             1.5
----------------------------------------


[FLAG]
EACH FUND (OTHER THAN THE TOTAL STOCK MARKET INDEX FUND) IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, meaning that the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.
 The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, and two more (Total Stock Market Index Fund and Extended Market Index Fund) switched target indexes after April 22, 2005, and September 16, 2005, respectively. These changes were based upon the board of trustees' determination that they would be in shareholders' best interests.
 Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


RISK OF NONDIVERSIFICATION

The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality, have operated as diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.

27

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD



Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

29


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR



The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 For the fiscal year ended December 31, 2005, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed the Large-Cap Index Fund since its inception. Education:
B.S., The Pennsylvania State University.

GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994 and the Small-Cap Growth Index Fund since 2004. Education:
B.S., Villanova University.
--------------------------------------------------------------------------------

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

31

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $28.77 per share. During the year, each Investor Share earned $0.466 from investment income (interest and dividends) and $1.237 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.473 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $30.00, reflecting earnings of $1.703 per share and distributions of $0.473 per share. This was an increase of $1.23 per share (from $28.77 at the beginning of the year to $30.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.98% for the year.

As of December 31, 2005, the Investor Shares had approximately $29.8 billion in net assets. For the year, the expense ratio was 0.19% ($1.90 per $1,000 of net assets), and the net investment income amounted to 1.62% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.
--------------------------------------------------------------------------------

33


TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.77         $25.99        $20.07        $25.74        $29.26
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .466           .445/1/       .325          .295          .310
 Net Realized and Unrealized Gain (Loss) on Investments    1.237          2.780         5.922        (5.672)       (3.533)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.703          3.225         6.247        (5.377)       (3.223)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.473)         (.445)        (.327)        (.293)        (.297)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.473)         (.445)        (.327)        (.293)        (.297)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $30.00         $28.77        $25.99        $20.07        $25.74
================================================================================================================================

TOTAL RETURN                                               5.98%         12.52%        31.35%       -20.96%       -10.97%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $29,785        $31,718       $24,059       $14,254       $15,781
 Ratio of Total Expenses to Average Net Assets             0.19%          0.19%         0.20%         0.20%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.62%        1.70/1/         1.49%         1.32%         1.11%
 Turnover Rate/2/                                         12%/3/             4%            2%            2%            3%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

EXTENDED MARKET INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $31.36         $26.66        $18.74        $23.09        $26.61
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .35           .284          .207           .19          .203
 Net Realized and Unrealized Gain (Loss) on Investments     2.88          4.701         7.926         (4.36)       (2.703)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           3.23          4.985         8.133         (4.17)       (2.500)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.33)         (.285)        (.213)         (.18)        (.210)
 Distributions from
 Realized Capital Gains                                       --             --            --            --         (.810)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.33)         (.285)        (.213)         (.18)       (1.020)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.26         $31.36        $26.66        $18.74        $23.09
===================================================================================================================================

TOTAL RETURN                                              10.29%         18.71%        43.43%       -18.06%        -9.13%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $5,441         $5,484        $4,259        $2,629        $3,115
 Ratio of Total Expenses to Average Net Assets             0.25%          0.25%         0.26%         0.26%         0.25%
 Ratio of Net Investment Income to Average Net Assets      1.12%          1.05%         1.01%         0.88%         0.88%
 Turnover Rate/1/                                         27%/2/            17%            8%           17%           20%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

LARGE-CAP INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED                      JAN. 30/1/ TO
-----------------------------------------------    DEC. 31, 2005                      DEC. 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.41                             $20.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .328                                .39/2/
 Net Realized and Unrealized Gain (Loss) on Investments     .970                               1.41
 Total from Investment Operations                          1.298                               1.80
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.328)                              (.39)
 Distributions from Realized Capital Gains                    --                                 --
------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.328)                              (.39)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.38                             $21.41
======================================================================================================

TOTAL RETURN                                               6.12%                              9.13%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $94                                $44
 Ratio of Total Expenses to Average Net Assets             0.20%                           0.20%/3/
 Ratio of Net Investment Income to Average Net Assets      1.72%                         1.92%/2,3/
 Turnover Rate/4/                                             9%                                 5%
===================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.05 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp.
  in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

MID-CAP INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.64         $13.13         $9.88        $11.81        $12.21
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .198           .159          .122          .088          .081
 Net Realized and Unrealized Gain (Loss) on Investments    1.983          2.512         3.250        (1.798)        (.166)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          2.181          2.671         3.372        (1.710)        (.085)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.191)         (.161)        (.122)        (.093)        (.070)
 Distributions from Realized Capital Gains                    --             --            --         (.127)        (.245)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.191)         (.161)        (.122)        (.220)        (.315)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.63         $15.64        $13.13         $9.88        $11.81
===================================================================================================================================

TOTAL RETURN                                              13.93%         20.35%        34.14%       -14.61%        -0.50%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $6,399         $5,234        $3,610        $2,267        $2,049
 Ratio of Total Expenses to Average Net Assets             0.22%          0.22%         0.26%         0.26%         0.25%
 Ratio of Net Investment Income to Average Net Assets      1.36%          1.26%         1.20%         0.85%         0.83%
 Turnover Rate/1/                                            18%            16%        73%/2/           18%           24%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

35


SMALL-CAP INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.83         $22.60        $15.66        $19.82        $19.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .29           .267          .200          .192          .217
 Net Realized and Unrealized Gain (Loss) on Investments     1.69          4.228         6.944        (4.160)         .388
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           1.98          4.495         7.144        (3.968)         .605
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.29)         (.265)        (.204)        (.192)        (.225)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.29)         (.265)        (.204)        (.192)        (.225)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $28.52         $26.83        $22.60        $15.66        $19.82
===================================================================================================================================

TOTAL RETURN                                               7.36%         19.90%        45.63%       -20.02%         3.10%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $5,902         $6,247        $4,871        $2,943        $3,545
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27%         0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      1.08%          1.13%         1.17%         1.11%         1.16%
 Turnover Rate/1/                                            18%            19%        39%/2/           32%           39%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

VALUE INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.35         $18.95        $14.65        $18.90        $22.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .559           .460          .378          .303          .309
 Net Realized and Unrealized Gain (Loss) on Investments     .936          2.399         4.294        (4.238)       (2.986)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.495          2.859         4.672        (3.935)       (2.677)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.555)         (.459)        (.372)        (.315)        (.316)
 Distributions from Realized Capital Gains                    --             --            --            --         (.977)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.555)         (.459)        (.372)        (.315        (1.293)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.29         $21.35        $18.95        $14.65        $18.90
===================================================================================================================================

TOTAL RETURN                                               7.09%         15.29%        32.25%       -20.91%       -11.88%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $3,376         $3,592        $2,921        $2,197        $3,018
 Ratio of Total Expenses to Average Net Assets             0.21%          0.21%         0.23%         0.23%         0.22%
 Ratio of Net Investment Income to Average Net Assets      2.63%          2.40%         2.38%         1.80%         1.51%
 Turnover Rate/1/                                            21%            18%        44%/2/           26%           38%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.97         $11.49         $8.52        $10.29        $ 9.65
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .263           .227          .192          .090          .074
 Net Realized and Unrealized Gain (Loss) on Investments     .589          2.478         2.976        (1.494)        1.176
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .852          2.705         3.168        (1.404)        1.250
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.262)         (.225)        (.198)        (.090)        (.065)
 Distributions from Realized Capital Gains                    --             --            --         (.276)        (.545)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.262)         (.225)        (.198)        (.366)        (.610)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.56         $13.97        $11.49        $ 8.52        $10.29
===================================================================================================================================

TOTAL RETURN/1/                                            6.07%         23.55%        37.19%       -14.20%        13.70%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $3,446         $2,947        $1,730        $1,176          $802
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27%         0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      1.96%          2.15%         2.07%         0.93%         0.97%
 Turnover Rate/2/                                            28%            30%       100%/3/           57%           59%
===================================================================================================================================
1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.41         $24.92        $19.95        $26.42        $30.57
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .196           .291/1/       .169          .222          .181
 Net Realized and Unrealized Gain (Loss) on Investment s   1.139          1.494         4.977        (6.465)       (4.144)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.335          1.785         5.146        (6.243)       (3.963)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.205)         (.295)        (.176)        (.227)        (.187)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.205)         (.295)        (.176)        (.227)        (.187)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.54         $26.41        $24.92        $19.95        $26.42
===================================================================================================================================

TOTAL RETURN                                               5.09%          7.20%        25.92%       -23.68%       -12.93%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $6,761         $7,711        $7,586        $6,094        $8,445
 Ratio of Total Expenses to Average Net Assets             0.22%          0.22%         0.23%         0.23%         0.22%
 Ratio of Net Investment Income to Average Net Assets      0.75%       1.14%/1/         0.77%         0.97%         0.67%
 Turnover Rate/2/                                            23%            24%        42%/3/           23%           31%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.139 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

37


SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.16         $13.08         $9.17        $10.87        $10.97
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .04            .02          .021          .027          .009
 Net Realized and Unrealized Gain (Loss) on Investments     1.27           2.08         3.911        (1.702)        (.094)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           1.31           2.10         3.932        (1.675)        (.085)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.04)          (.02)        (.022)        (.025)        (.015)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.04)          (.02)        (.022)        (.025)        (.015)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.43         $15.16        $13.08        $ 9.17        $10.87
===================================================================================================================================

TOTAL RETURN/1/                                            8.64%         16.06%        42.88%       -15.41%        -0.78%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,726         $1,435          $907          $388          $357
 Ratio of Total Expenses to Average Net Assets             0.23%          0.23%         0.27          0.27%         0.27%
 Ratio of Net Investment Income to Average Net Assets      0.27%          0.13%         0.21%         0.24%         0.11%
 Turnover Rate/2/                                            39%            41%        91%/3/           61%           74%
===================================================================================================================================
1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
-If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
-If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
-Be sure to carefully read each topic that pertains to your transactions with
 Vanguard.
-Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:
-You must wait 60 days before exchanging back into the fund.
-The 60-day clock restarts after every exchange out of the fund.

 The policy does not apply to the following:
-Purchases of shares with participant payroll or employer contributions or loan repayments.

-Purchases of shares with reinvested dividend or capital gains distributions.

-Distributions, loans, and in-service withdrawals from a plan.
-Redemptions of shares as part of a plan termination or at the direction of the plan.
-Redemptions of shares to pay fund or account fees.
-Share or asset transfers or rollovers.

39

-Re-registrations of shares within the same fund.
-Conversions of shares from one share class to another in the same fund. -Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
-Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
-Be sure to read that fund's prospectus. Contact Vanguard's Participant Access
 Center, toll-free, at 800-523-1188 for a copy.
-Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB  WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



































Vanguard, Connect with Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               [SHIP LOGO][VANGUARD (R) LOGO]

                                               Institutional Division
                                               P.O. Box 2900
                                               Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com


For More Information
If you would like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I085 042006

Vanguard(R) U.S. Stock Index Funds



>  Prospectus




Admiral/TM/ Shares for Participants
April 24, 2006



                                           [SHIP LOGO][VANGUARD (R) LOGO]



Vanguard Total Stock Market Index Fund

Vanguard Extended Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Index Fund

Vanguard Value Index Fund

Vanguard Growth Index Fund




This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD U.S. STOCK INDEX FUNDS
Admiral Shares
Participant Prospectus

April 24, 2006

--------------------------------------------------------------------------------
CONTENTS

  1 AN INTRODUCTION TO INDEX FUNDS
  2 VANGUARD FUND PROFILES
    2 Total Stock Market Index Fund
    4 Extended Market Index Fund
    7 Large-Cap Index Fund
    9 Mid-Cap Index Fund
    11 Small-Cap Index Fund
    14 Value Index Fund
    16 Growth Index Fund
 19 MORE ON THE FUNDS
 23 THE FUNDS AND VANGUARD
 24 INVESTMENT ADVISOR
 25 DIVIDENDS, CAPITAL GAINS, AND TAXES
 25 SHARE PRICE
 26 FINANCIAL HIGHLIGHTS
 31 INVESTING WITH VANGUARD
 33 ACCESSING FUND INFORMATION BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:

-Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

-Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
-Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about seven Vanguard U.S. Stock Index Funds. Six of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International(R) (MSCI(R)).

----------------------------------------------------------------
FUND                                 SEEKS TO TRACK
----------------------------------------------------------------
Vanguard Total Stock Market Index*   The overall stock market
Vanguard Extended Market Index       Mid- and small-cap stocks
Vanguard Large-Cap Index*            Large-cap stocks
Vanguard Mid-Cap Index*              Mid-cap stocks
Vanguard Small-Cap Index*            Small-cap stocks
Vanguard Value Index*                Large-cap value stocks
Vanguard Growth Index*               Large-cap growth stocks
----------------------------------------------------------------
*[INDEXED TO MSCI LOGO]

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--
VANGUARD TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              2001         -10.89%
                              2002         -20.95
                              2003          31.42
                              2004          12.61
                              2005           6.09
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2002).

3


----------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                               1 YEAR         5 YEARS         INCEPTION/1/
----------------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund Admiral Shares           6.09%           2.03%                1.47%
----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 5000 Composite Index                        6.32%           2.12%                9.16%
 Spliced Total Stock Market Index/2/                            6.08            2.07                 9.13
 MSCI US Broad Market Index                                     6.37              --                   --
----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market
  Index as its target Index on April 23, 2005.
----------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.07%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.09%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $9          $29        $51         $115
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF
June, September, and December; capital gains, DECEMBER 31, 2005 if any, are distributed annually in December. $65.4 billion

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   TotStAdml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 585
Investor Shares--April 27, 1992
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908728

                                               TICKER SYMBOL
                                               VTSAX
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Standard & Poor's Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/ earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

5

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2001        -9.09%
                               2002       -18.02
                               2003        43.51
                               2004        18.82
                               2005        10.47
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.08% (quarter ended September 30, 2001).


----------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                               1 YEAR         5 YEARS         INCEPTION/1/
----------------------------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Admiral Shares             10.47%           7.02%                5.92%
----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees or expenses)
 Dow Jones Wilshire 4500 Completion Index                      10.28%           6.99%                9.85%
 Spliced Extended Market Index/2/                              10.36            7.01                 9.86
 S&P Completion Index                                             --              --                   --
----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target Index on
  September 17, 2005.
----------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.08%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.10%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $10           $32        $56         $128
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               ExtndAdml

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   598
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908694
Investor Shares--December 21, 1987
Admiral Shares--November 13, 2000              TICKER SYMBOL
                                               VEXAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$10.5 billion
--------------------------------------------------------------------------------

7

FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2005      6.19%
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended September 30, 2005), and the lowest return for a quarter was -1.97% (quarter ended March 31, 2005).

-------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------
                                                                                SINCE
                                                               1 YEAR    INCEPTION/1/
-------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund Admiral Shares                    6.19%           7.89%
-------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P 500 Index                                                  4.91%           7.01%
 MSCI US Prime Market 750 Index                                 6.26            7.97
-------------------------------------------------------------------------------------
1 Since-inception returns for the Admiral Shares are from February 2, 2004--the inception date of the Admiral Shares--through December 31, 2005.
-------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.12%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your shares at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $12           $39        $68         $154
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

9


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      LarCapAd
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   5307
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908579

INCEPTION DATE                                     TICKER SYMBOL
Investor Shares--January 30, 2004                  VLCAX
Admiral Shares--February 2, 2004

NET ASSETS (ALL SHARE CLASSES) AS OF DECEMBER 31,
2005
$426 million
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from mid-
 capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2002       -14.55%
                               2003        34.24
                               2004        20.42
                               2005        14.04
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 16.37% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------
                                                                                SINCE
                                                               1 YEAR    INCEPTION/1/
-------------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Admiral Shares                     14.04%          13.73%
-------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P MidCap 400 Index                                          12.56%          12.99%
 Spliced Mid Cap Index/2/                                      13.94           13.66
 MSCI US Mid Cap 450 Index                                     13.94              --
-------------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the
  Admiral Shares--through December 31, 2005.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.
-------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.11%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.13%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

11

 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13           $42        $73         $166
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               MidCpAdml

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   5859
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908645
Investor Shares--May 21, 1998
Admiral Shares--November 12, 2001              TICKER SYMBOL
                                               VIMAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$13.2 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2001       3.17%
                               2002     -19.95
                               2003      45.76
                               2004      20.02
                               2005       7.49
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.19% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.32% (quarter ended September 30, 2002).


----------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                               1 YEAR         5 YEARS         INCEPTION/1/
----------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund Admiral Shares                    7.49%           9.20%                9.33%
----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Russell 2000 Index                                             4.55%           8.22%                9.26%
 Spliced Small Cap Index/2/                                     7.48            8.87                 9.59
 MSCI US Small Cap 1750 Index                                   7.48              --                   --
----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
 December 31, 2005.
2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US
 Small Cap 1750 Index thereafter.
----------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred

13


by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.10%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.13%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13           $42        $73         $166
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmCapAdml

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   548
since 1989
                                               CUSIP NUMBER
INCEPTION DATE                                 922908686
Investor Shares--October 3, 1960
Admiral Shares--November 13, 2000              TICKER SYMBOL
                                               VSMAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
 $10.6 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2001        -11.83%
                               2002        -20.85
                               2003         32.36
                               2004         15.40
                               2005          7.20
              ----------------------------------------------------

15

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.44% (quarter ended September 30, 2002).


----------------------------------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                               1 YEAR         5 YEARS         INCEPTION/1/
----------------------------------------------------------------------------------------------------------
Vanguard Value Index Fund Admiral Shares                        7.20%           2.70%                3.25%
----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees or expenses)
 S&P 500/Barra Value Index                                      6.33%           2.53%                3.07%
 Spliced Value Index/2/                                         7.26            2.75                 3.29
 MSCI US Prime Market Value Index                               7.26              --                   --
----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2005.
2 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI
  US Prime Market Value Index thereafter.
----------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.10%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.13%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11           $35        $62         $141
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF
June, September, and December; capital gains,  DECEMBER 31, 2005
if any, are distributed annually in December.   $7 billion

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   ValAdml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 506
Investor Shares--November 2, 1992
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908678

                                               TICKER SYMBOL
                                               VVIAX
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

17

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              2001         -12.88%
                              2002         -23.62
                              2003          26.03
                              2004           7.31
                              2005           5.21
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 12.98% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.49% (quarter ended March 31, 2001).


----------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                               1 YEAR         5 YEARS         INCEPTION/1/
----------------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund Admiral Shares                       5.21%          -1.09%               -2.57%
----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 S&P 500/Barra Growth Index                                     3.46%           1.65%               -3.09%
 Spliced Growth Index/2/                                        5.25           -1.01                -2.48
 MSCI US Prime Market Growth Index                              5.25              --                   --
----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2005.
2 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI
  US Prime Market Growth Index thereafter.
----------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.09%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.11%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11           $35        $62         $141
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF
June, September, and December; capital gains,  DECEMBER 31, 2005
if any, are distributed annually in December.   $10.6 billion

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   GrwthAdml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 509
Investor Shares--November 2, 1992
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908660

                                               TICKER SYMBOL
                                               VIGAX
--------------------------------------------------------------------------------

19

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change it's 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE

[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8
Worst                -43.1    -12.4      -0.8        3.1
Average               12.3     10.4      11.2       11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Funds in particular.

 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, and Small-Cap Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.
 Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand, that, for both companies and stock fund, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted medium market capitalization of each Fund as of December 31, 2005 was:

----------------------------------------
                          ASSET-WEIGHTED
                           MEDIAN MARKET
VANGUARD INDEX FUND       CAPITALIZATION
----------------------------------------
Total Stock Market         $29.9 billion
Extended Market              2.5
Large-Cap                   45.0
Mid-Cap                      6.2
Small-Cap                    1.5
Value                       44.9
Growth                      45.3
----------------------------------------


[FLAG]
EACH FUND (OTHER THAN THE TOTAL STOCK MARKET INDEX FUND) IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, meaning that the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks. The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

21

OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index. Four of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, and Growth Index Fund) switched target indexes on May 16, 2003, and two more (Total Stock Market Index Fund and Extended Market Index Fund) switched target indexes after April 22, 2005, and September 16, 2005, respectively. These changes were based upon the board of trustees' determination that they would be in shareholders' best interests.
 Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


RISK OF NONDIVERSIFICATION

The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality, have operated as diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING
Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

23

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD



Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR



The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 For the fiscal year ended December 31, 2005, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed the Large-Cap Index Fund since its inception. Education:
B.S., The Pennsylvania State University.

GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

25

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap Index, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, and Small-Cap Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS



The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

27


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Total Stock Market Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2005 with a net asset value (price) of $28.77 per share. During the year, each Admiral Share earned $0.495 from investment income (interest and dividends) and $1.237 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.502 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $30.00, reflecting earnings of $1.732 per share and distributions of $0.502 per share. This was an increase of $1.23 per share (from $28.77 at the beginning of the year to $30.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.09% for the year.

As of December 31, 2005, the Admiral Shares had approximately $20.3 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.72% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.
--------------------------------------------------------------------------------

TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.77         $25.99        $20.07        $25.75        $29.26
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .495           .468/1/       .336          .296          .332
 Net Realized and Unrealized Gain (Loss) on Investments    1.237          2.780         5.922        (5.672)       (3.533)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.732          3.248         6.258        (5.376)       (3.201)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.502)         (.468)        (.338)        (.304)        (.309)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.502)         (.468)        (.338)        (.304)        (.309)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $30.00         $28.77        $25.99        $20.07        $25.75
===================================================================================================================================

TOTAL RETURN                                               6.09%         12.61%        31.42%       -20.95%       -10.89%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $20,347        $10,856        $7,969        $4,069        $3,894
 Ratio of Total Expenses to Average Net Assets             0.09%          0.10%         0.15%         0.15%         0.15%
 Ratio of Net Investment Income to Average Net Assets      1.72%        1.79/1/         1.54%         1.39%         1.17%
 Turnover Rate/2/                                         12%/3/             4%            2%            2%            3%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

EXTENDED MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $31.36         $26.66        $18.74        $23.09        $26.61
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .409           .315          .221          .201          .213
 Net Realized and Unrealized Gain (Loss) on Investments    2.880          4.701         7.926        (4.360)       (2.703)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          3.289          5.016         8.147        (4.159)       (2.490)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.369)         (.316)        (.227)        (.191)        (.220)
 Distributions from Realized Capital Gains                    --             --            --            --         (.810)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.369)         (.316)        (.227)        (.191)       (1.030)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.28         $31.36        $26.66        $18.74        $23.09
===================================================================================================================================

TOTAL RETURN                                              10.47%         18.82%        43.51%       -18.02%        -9.09%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,379         $1,353        $1,075          $611          $735
 Ratio of Total Expenses to Average Net Assets             0.10%          0.15%         0.20%         0.20%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.27%          1.15%         1.07%         0.94%         0.94%
 Turnover Rate/1/                                         27%/2/            17%            8%           17%           20%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

LARGE-CAP INDEX FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED                       FEB. 2/1/ TO
-----------------------------------------------    DEC. 31, 2005                      DEC. 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.77                             $25.08
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .431                               .501/2/
 Net Realized and Unrealized Gain (Loss) on Investments    1.209                              1.692
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.640                              2.193
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.430)                             (.503)
 Distributions from Realized Capital Gains                    --                                 --
------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.430)                             (.503)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.98                             $26.77
======================================================================================================

TOTAL RETURN                                               6.19%                              8.87%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $71                                $27
 Ratio of Total Expenses to Average Net Assets             0.12%                           0.12%/3/
 Ratio of Net Investment Income to Average Net Assets      1.80%                         2.00%/2,3/
 Turnover Rate/4/                                             9%                                 5%
======================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include
  $.063 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

29


MID-CAP INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,              NOV. 12/1/ TO
                                                   --------------------------------------------------------       DEC. 31
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $70.92         $59.55        $44.81        $53.56        $50.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .946           .771          .593          .431          .056
 Net Realized and Unrealized Gain (Loss) on Investments    9.022         11.383        14.742        (8.154)        3.982
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          9.968         12.154        15.335        (7.723)        4.038
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.908)         (.784)        (.595)        (.451)        (.320)
 Distributions from Realized Capital Gains                    --             --            --         (.576)        (.158)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.908)         (.784)        (.595)       (1.027)        (.478)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $79.98         $70.92        $59.55        $44.81        $53.56
===================================================================================================================================

TOTAL RETURN                                              14.04%         20.42%        34.24%       -14.55%         8.06%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,852         $1,196          $842          $411          $223
 Ratio of Total Expenses to Average Net Assets             0.13%          0.13%         0.18%         0.18%      0.20%/2/
 Ratio of Net Investment Income to Average Net Assets      1.45%          1.35%         1.31%         0.94%      0.86%/2/
 Turnover Rate/3/                                            18%            16%        73%/4/           18%           24%
===================================================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
4 Includes activity related to a change in the Fund's target index.

SMALL-CAP INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.83         $22.60        $15.66        $19.82        $19.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .325           .294          .220          .207          .231
 Net Realized and Unrealized Gain (Loss) on Investments    1.690          4.228         6.944        (4.160)         .388
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment  Operations                         2.015          4.522         7.164        (3.953)         .619
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.315)         (.292)        (.224)        (.207)        (.239)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.315)         (.292)        (.224)        (.207)        (.239)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $28.53         $26.83        $22.60        $15.66        $19.82
===================================================================================================================================

TOTAL RETURN                                               7.49%         20.02%        45.76%       -19.95%         3.17%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,382         $1,451        $1,056          $591          $547
 Ratio of Total Expenses to Average Net Assets             0.13%          0.13%         0.18%         0.18%         0.20%
 Ratio of Net Investment Income to Average Net Assets      1.18%          1.25%         1.26%         1.22%         1.24%
 Turnover Rate/1/                                            18%            19%        39%/2/           32%           39%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

VALUE INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.35         $18.95        $14.65        $18.90        $22.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .581           .479          .392          .315          .318
 Net Realized and Unrealized Gain (Loss) on Investments     .936          2.399         4.294        (4.238)       (2.986)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.517          2.878         4.686        (3.923)       (2.668)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.577)         (.478)        (.386)        (.327)        (.325)
 Distributions from Realized Capital Gains                    --             --            --            --         (.977)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.577)         (.478)        (.386)        (.327  )     (1.302)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.29         $21.35        $18.95        $14.65        $18.90
===================================================================================================================================

TOTAL RETURN                                               7.20%         15.40%        32.36%       -20.85%       -11.83%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,880         $1,075          $773          $480          $587
 Ratio of Total Expenses to Average Net Assets             0.11%          0.11%         0.15%         0.15%         0.17%
 Ratio of Net Investment Income to Average Net Assets      2.72%          2.50%         2.48%         1.88%         1.57%
 Turnover Rate/1/                                            21%            18%        44%/2/           26%           38%
===================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.41         $24.92        $19.95        $26.42        $30.57
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .226            .32/1/       .188          .237          .194
 Net Realized and Unrealized Gain (Loss) on Investments    1.139           1.49         4.977        (6.465)       (4.144)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.365           1.81         5.165        (6.228)       (3.950)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.235)          (.32)        (.195)        (.242)        (.200)
 Distributions from Realized Capital Gains                    --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.235)          (.32)        (.195)        (.242)        (.200)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.54         $26.41        $24.92        $19.95        $26.42
===================================================================================================================================

TOTAL RETURN                                               5.21%          7.31%        26.03%       -23.62%       -12.88%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,076         $1,214        $1,092          $751          $906
 Ratio of Total Expenses to Average Net Assets             0.11%          0.11%         0.15%         0.15%         0.17%
 Ratio of Net Investment Income to Average Net Assets      0.86%       1.27%/1/         0.84%         1.05%         0.74%
 Turnover Rate/2/                                            23%            24%        42%/3/           23%           31%
===================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

31

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
-If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
-If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
-Be sure to carefully read each topic that pertains to your transactions with
 Vanguard.
-Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:

-You must wait 60 days before exchanging back into the fund.
-The 60-day clock restarts after every exchange out of the fund.

 The policy does not apply to the following:
-Purchases of shares with participant payroll or employer contributions or loan repayments.

-Purchases of shares with reinvested dividend or capital gains distributions.

-Distributions, loans, and in-service withdrawals from a plan.
-Redemptions of shares as part of a plan termination or at the direction of the plan.
-Redemptions of shares to pay fund or account fees.
-Share or asset transfers or rollovers.

-Re-registrations of shares within the same fund.
-Conversions of shares from one share class to another in the same fund. -Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
-Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
-Be sure to read that fund's prospectus. Contact Vanguard's Participant Access
 Center, toll-free, at 800-523-1188 for a copy.
-Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

 For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

33

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



































Vanguard, Connect with Vanguard, Plain Talk, Admiral, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, sold, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP LOGO][VANGUARD(R) LOGO]

                                              Institutional Division
                                              P.O. Box 2900
                                              Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com


For More Information
If you would like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I585 042006

Vanguard(R) U.S. Stock Index Funds



>  Prospectus




Institutional Shares & Institutional Plus Shares
April 24, 2006



                                              [SHIP LOGO][VANGUARD(R) LOGO]


Vanguard Institutional Index Fund

Vanguard Institutional Total Stock Market Index Fund

Vanguard Total Stock Market Index Fund

Vanguard Extended Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Index Fund

Vanguard Value Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Growth Index Fund

Vanguard Small-Cap Growth Index Fund




This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD U.S. STOCK INDEX FUNDS
Institutional Shares and Institutional Plus Shares
Prospectus

April 24, 2006

--------------------------------------------------------------------------------
CONTENTS

  1 VANGUARD FUND PROFILES
    1 Institutional Index Fund
    3 Institutional Total Stock Market Index Fund
    7 Total Stock Market Index Fund
    9 Extended Market Index Fund
    12 Large-Cap Index Fund*
    14 Mid-Cap Index Fund*
    17 Small-Cap Index Fund*
    20 Value Index Fund*
    23 Small-Cap Value Index Fund*
    25 Growth Index Fund*
    28 Small-Cap Growth Index Fund*
  31 MORE ON THE FUNDS
  36 THE FUNDS AND VANGUARD
  36 INVESTMENT ADVISOR
 38 DIVIDENDS, CAPITAL GAINS, AND TAXES
 39 SHARE PRICE
 40 FINANCIAL HIGHLIGHTS
 50 INVESTING WITH VANGUARD
   50 Buying Shares
   53 Converting Shares
   54 Redeeming Shares
   56 Exchanging Shares
   56 Frequent-Trading Limits
   58 Other Rules You Should Know
   61 Fund and Account Updates
   63 Contacting Vanguard
 65 VIPER SHARES
 GLOSSARY OF INVESTMENT TERMS

*[INDEXED TO MSCI LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers Institutional Shares for all of the Funds and Institutional Plus Shares for two of the Funds. The investment minimum is $5 million, except for the Institutional Plus Shares ($200 million) of Vanguard Institutional Index Fund and the Institutional Shares ($100 million) and Institutional Plus Shares ($200 million) of Vanguard Institutional Total Stock Market Index Fund. The Funds generally are not available through financial intermediaries or retirement plans receiving special administrative services from Vanguard.

Institutional Shares of Vanguard Total Stock Market, Extended Market, Large-Cap, Mid-Cap, Small-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds can be converted into an exchange-traded class of shares known as VIPER Shares. A brief description of VIPER Shares and how to convert into them appears on pages 65 to 68 of this prospectus. A separate prospectus containing more information about VIPER Shares is available at Vanguard's website or by calling 1-866-499-8473 (1-866-499-VIPER).

Another prospectus offers Investor Shares for all of the Vanguard U.S. Stock Index Funds (except Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund) as well as Admiral Shares for seven of the Funds. The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE--VANGUARD INSTITUTIONAL INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weightings in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              1996           23.06%
                              1997           33.36
                              1998           28.79
                              1999           21.17
                              2000           -8.95
                              2001          -11.93
                              2002          -22.03
                              2003           28.66
                              2004           10.86
                              2005            4.91
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.43% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002)

--------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------
                                                                    1 YEAR           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                                 4.91%             0.54%             9.13%
 Return After Taxes on Distributions                                 4.62              0.15              8.49
 Return After Taxes on Distributions and Sale of Fund Shares         3.56              0.29              7.74
--------------------------------------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES/1/
 Return Before Taxes                                                 4.93%             0.57%               --
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for fees, expenses, or taxes)   4.91%             0.54%             9.07%
--------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Institutional Plus Shares on July 7, 1997, through December 31, 2005, the average annual total returns were 5.46% for the Institutional Plus Shares and 5.37% for the S&P 500
  Index.
--------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                             INSTITUTIONAL     INSTITUTIONAL
                                                                    SHARES       PLUS SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None              None
Purchase Fee:                                                         None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                  None              None
Redemption Fee:                                                       None              None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.05%            0.025%
12b-1 Distribution Fee:                                               None              None
Other Expenses:                                                      0.00%             0.00%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.05%            0.025%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

3

 The following examples are intended to help you compare the cost of investing in the Fund's Institutional or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS    10 YEARS
----------------------------------------------------------------
Institutional Shares            $5      $16      $28         $64
Institutional Plus Shares        3        8       14          32
----------------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                   NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in        Institutional Shares--InstIdx
March, June, September, and December;         Institutional PlusShares--InstPlus
capital gain, if any, are distributed
annually in December.

INVESTMENT ADVISOR                            VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,  Institutional Shares--94
since inception                               Institutional Plus Shares--854

INCEPTION DATE                                CUSIP NUMBER
Institutional Shares--July 31, 1990           Institutional Shares--922040100
Institutional Plus Shares--July 7, 1997       Institutional Plus
                                              Shares--922040209
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                             TICKER SYMBOL
$56 billion                                   Institutional Shares--VINIX
                                              Institutional Plus Shares--VIIIX
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2002        -20.77%
                               2003         31.70
                               2004         12.65
                               2005          6.14
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 16.52% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).

5



--------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                  1 YEAR        INCEPTION/1/
--------------------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                               6.14%               5.80%
 Return After Taxes on Distributions                               5.88                5.40
 Return After Taxes on Distributions and Sale of Fund Shares       4.28                4.81
--------------------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
 INSTITUTIONAL PLUS SHARES/2/
 Return Before Taxes                                               6.17%                 --
--------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
Dow Jones Wilshire 5000 Composite Index                            6.32%               5.78%
 Spliced Institutional Total Stock Market Index/3/                 6.16                  --
 MSCI US Broad Market Index                                          --                  --
--------------------------------------------------------------------------------------------
1 Since-inception returns are from August 31, 2001--the inception date of the Institutional
  Shares--through December 31, 2005.
2 From the inception of the Fund's Institutional Plus Shares on May 31, 2001, through
  December 31, 2005, the average annual total returns were 3.33% for the Institutional Plus
  Shares; 3.27% for the Dow Jones Wilshire 5000 Composite Index; and 3.24% for the Spliced
  Institutional Total Stock Market Index.
3 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 8, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US
  Broad Market Index as its target Index on April 9, 2005.
--------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                             INSTITUTIONAL     INSTITUTIONAL
                                                                    SHARES       PLUS SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None              None
Purchase Fee:                                                         None/1/           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                  None              None
Redemption Fee:                                                       None              None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.05%            0.025%
12b-1 Distribution Fee:                                               None              None
Other Expenses:                                                      0.00%             0.00%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.05%            0.025%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following examples are intended to help you compare the cost of investing in the Fund's Institutional or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS    10 YEARS
----------------------------------------------------------------
Institutional Shares            $5      $16      $28         $64
Institutional Plus Shares        3        8       14          32
----------------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in     Institutional Shares--InstTStIdxt
March, June, September, and December;      Institutional PlusShares--InstTStPlus
capital gain, if any, are distributed
annually in December.
                                           VANGUARD FUND NUMBER
INVESTMENT ADVISOR                         Institutional Shares--870
The Vanguard Group, Inc., Valley Forge,    Institutional Plus Shares--871
Pa., since inception
                                           CUSIP NUMBER
INCEPTION DATE                             Institutional Shares--922010308
Institutional Shares--August 31, 2001      Institutional Plus
Institutional Plus Shares--May 31, 2001    Shares--922010407

NET ASSETS (ALL SHARE CLASSES) AS OF       TICKER SYMBOL
DECEMBER 31, 2005                          Institutional Shares--VITNX
$3.7 billion                               Institutional Plus Shares--VITPX
--------------------------------------------------------------------------------

7

FUND PROFILE--
VANGUARD TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                              1998        23.37%
                              1999        23.93
                              2000       -10.46
                              2001       -10.85
                              2002       -20.90
                              2003        31.55
                              2004        12.60
                              2005         6.12
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.55% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.81% (quarter ended September 30, 2002).

----------------------------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               6.12%             2.08%                 6.06%
 Return After Taxes on Distributions                               5.84              1.71                  5.50
 Return After Taxes on  Distributions and Sale of Fund Shares      4.33              1.61                  4.98
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Dow Jones Wilshire 5000 Composite Index                           6.32%             2.12%                 6.02%
 Spliced Total Stock Market Index/2/                               6.08              2.07                  5.99
 MSCI US Broad Market Index                                          --                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from July 7, 1997--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target Index on April 23, 2005.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.04%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.06%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

9

 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $6          $19        $34         $77
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      TotStInst
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   855
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908801

INCEPTION DATE                                     TICKER SYMBOL
Investor Shares--April 27, 1992                    VITSX
Institutional Shares--July 7, 1997

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$65.4 billion
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Standard & Poor's Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               1998       8.45%
                               1999      36.45
                               2000     -15.41
                               2001      -9.03
                               2002     -17.93
                               2003      43.66
                               2004      18.92
                               2005      10.50
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 29.63% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.04% (quarter ended September 30, 2001).


----------------------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                              10.50%             7.10%                 8.34%
 Return After Taxes on Distributions                              10.25              6.62                  6.72
 Return After Taxes on Distributions and Sale of Fund Shares       7.01              5.88                  6.43
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Dow Jones Wilshire 4500 Completion Index                         10.28%             6.99%                 8.17%
 Spliced Extended Market Index/2/                                    --                --                    --
 S&P Completion Index                                                --                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from July 7, 1997--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through June 17, 2005; performance of the
  S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the
  Spliced Extended Market Index thereafter. The Fund adopted the S&P Completion Index as its target Index on
  September 17, 2005.
----------------------------------------------------------------------------------------------------------------

11


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.04%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.07%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $7          $23        $40         $90
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               ExtndInst

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   856
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908884
Investor Shares--December 21, 1987
Institutional Shares--July 7, 1997             TICKER SYMBOL
                                               VIEIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$10.5 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Shares in their first full calendar year. The table shows how the average annual total returns of the Fund's Investor Shares compare with those of the Fund's target index and another comparative index. The table presents information for the Investor Shares only, because Institutional Shares were not in operation long enough to report a full calendar year. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

13


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2005       6.12%
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.79% (quarter ended September 30, 2005), and the lowest return for a quarter was -1.96% (quarter ended March 31, 2005).

--------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                  1 YEAR        INCEPTION/1/
--------------------------------------------------------------------------------------------
VANGUARD LARGE-CAP INDEX INVESTOR SHARES
 Return before Taxes                                               6.12%               7.95%
 Return After Taxes on Distributions                               5.88                7.66
 Return After Taxes on Distributions and Sale of Fund Shares       4.28                6.77
--------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500 Index                                                     4.91%               7.18%
 MSCI US Prime Market 750 Index                                    6.26                8.12
--------------------------------------------------------------------------------------------
1 Since-inception returns are from January 30, 2004--the inception date of the
 Investor Shares--through December 31, 2005.
--------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.02%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.06%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      LaCapInst
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   807
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908561

INCEPTION DATE                                     TICKER SYMBOL
Investor Shares--January 30, 2004                  VLISX
Institutional Shares--June 30, 2005

NET ASSETS (ALL SHARE CLASSES) AS OF DECEMBER 31,
DECEMBER 31, 2005
$426 million
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

15

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               1999       15.41%
                               2000       18.39
                               2001       -0.37
                               2002      -14.45
                               2003       34.33
                               2004       20.45
                               2005       14.09
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.08% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.52% (quarter ended September 30, 2002).

----------------------------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                              14.09%             9.49%                11.78%
 Return After Taxes on Distributions                              13.86              9.04                 10.47
 Return After Taxes on Distributions and Sale of Fund Shares       9.40              8.02                  9.54
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P MidCap 400 Index                                             12.56%             8.60%                10.89%
 Spliced Mid Cap Index/2/                                         13.94              9.33                 11.37
 MSCI US Mid Cap 450 Index                                        13.94                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap
  450 Index thereafter.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

17

 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               MidCpInst

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   864
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908835
Investor Shares and Institutional Shares--
May 21, 1998                                   TICKER SYMBOL
                                               VMCIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$13.2 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                                1998       -2.50%
                                1999       23.33
                                2000       -2.56
                                2001        3.27
                                2002      -19.89
                                2003       45.88
                                2004       20.06
                                2005        7.56
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.26% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.30% (quarter ended September 30, 2002).


----------------------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               7.56%             9.28%                 8.73%
 Return After Taxes on Distributions                               7.31              8.90                  7.27
 Return After Taxes on Distributions and Sale of Fund Shares       5.09              7.86                  6.83
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Russell 2000 Index                                                4.55%             8.22%                 7.79%
 Spliced Small Cap Index/2/                                        7.48              8.87                  8.21
 MSCI US Small Cap 1750 Index                                      7.48                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from July 7, 1997--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap
  1750 Index thereafter.
----------------------------------------------------------------------------------------------------------------

19


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmCapInst

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   857
since 1989
                                               CUSIP NUMBER
INCEPTION DATE                                 922908876
Investor Shares--October 3, 1960
Institutional Shares--July 7, 1997             TICKER SYMBOL
                                               VSCIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$10.6 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

21


              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                                1999       12.67%
                                2000        6.19
                                2001      -11.77
                                2002      -20.81
                                2003       32.42
                                2004       15.43
                                2005        7.23
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.42% (quarter ended September 30, 2002).


----------------------------------------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               7.23%             2.75%                 4.39%
 Return After Taxes on Distributions                               6.80              1.98                  3.05
 Return After Taxes on Distributions and Sale of Fund Shares       5.24              2.00                  3.08
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500/Barra Value Index                                         6.33%             2.53%                 4.22%
 Spliced Value Index/2/                                            7.26              2.75                  4.37
 MSCI US Prime Market Value Index                                  7.26                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from July 2, 1998--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US
  Prime Market Value Index thereafter.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF DECEMBER 31, 2005
June, September, and December; capital         $7 billion
gains, if any, are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   ValueInst
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 867
Investor Shares--November 2, 1992
Institutional Shares--July 2, 1998             CUSIP NUMBER
                                               922908850

                                               TICKER SYMBOL
                                               VIVIX
--------------------------------------------------------------------------------

23

FUND PROFILE--
VANGUARD SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-
 capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                               2000       -22.04%
                               2001        13.86
                               2002       -13.96
                               2003        37.22
                               2004        23.77
                               2005         6.28
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.48% (quarter ended September 30, 2002).

----------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               6.28%            12.08%                14.04%
 Return After Taxes on Distributions                               5.85             11.02                 12.26
 Return After Taxes on Distributions and Sale of Fund Shares       4.36              9.90                 11.16
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Value Index                                6.45%            12.19%                13.93%
 Spliced Small Cap Value Index/2/                                  6.28             11.51                 13.36
 MSCI US Small Cap Value Index                                     6.28                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from December 7, 1999--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16, 2003, and performance of the
  MSCI US Small Cap Value Index thereafter.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

25


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmValInst

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   865
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908785
Investor Shares--May 21, 1998
Institutional Shares--December 7, 1999         TICKER SYMBOL
                                               VSIIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$3.9 billion
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from large-
 capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse-- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                         [BAR CHART: SCALE -40% TO 60%]
                                1999        28.91%
                                2000       -22.14
                                2001       -12.82
                                2002       -23.58
                                2003        26.09
                                2004         7.34
                                2005         5.24
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.21% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.44% (quarter ended March 31, 2001).

27


----------------------------------------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               5.24%            -1.04%                 1.85%
 Return After Taxes on Distributions                               5.09             -1.29                  1.48
 Return After Taxes on Distributions and Sale of Fund Shares       3.59             -1.00                  1.42
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500/Barra Growth Index                                        3.46%             1.65%                 1.36%
 Spliced Growth Index/2/                                           5.25             -1.01                  1.79
 MSCI US Prime Market Growth Index                                 5.25                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 14, 1998--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US
  Prime Market Growth Index thereafter.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF DECEMBER 31, 2005
June, September, and December; capital gains, $10.6 billion if any, are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   GrowthInst
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 868
Investor Shares--November 2, 1992
Institutional Shares--May 14, 1998             CUSIP NUMBER
                                               922908868

                                               TICKER SYMBOL
                                               VIGIX
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

29

-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                        [BAR CHARTS: SCALE -40% TO 60%]
                                2001      -0.64%
                                2002     -15.26
                                2003      43.08
                                2004      16.26
                                2005       8.84
              ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.31% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.41% (quarter ended September 30, 2001).


----------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                  1 YEAR           5 YEARS          INCEPTION/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                               8.84%             8.80%                 8.74%
 Return After Taxes on Distributions                               8.78              8.71                  8.37
 Return After Taxes on Distributions and Sale of Fund Shares       5.83              7.60                  7.39
----------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Growth Index                               8.97%             8.83%                 8.63%
 Spliced Small Cap Growth Index/2/                                 8.71              8.42                  8.27
 MSCI US Small Cap Growth Index                                    8.71                --                    --
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 24, 2000--the inception date of the Institutional Shares--through
  December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May 16, 2003, and performance of the
  MSCI US Small Cap Growth Index thereafter.
----------------------------------------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Purchase Fee:                                                            None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fee:                                                          None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.05%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.08%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               SmGthInst

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,   866
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908819
Investor Shares--May 21, 1998
Institutional Shares--May 24, 2000             TICKER SYMBOL
                                               VSGIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$2 billion
--------------------------------------------------------------------------------


MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change it's 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE

[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.3     10.4      11.2        11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Funds in particular.
 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Institutional Total Stock Market, Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

 Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2005, is:

---------------------------------------------------------
                                     ASSET-WEIGHTED
                                      MEDIAN MARKET
VANGUARD INDEX FUND                  CAPITALIZATION
---------------------------------------------------------
Institutional                               $53.3 billion
Institutional Total Stock Market             29.9
Total Stock Market                           29.9
Extended Market                               2.5
Large-Cap                                    45.0
Mid-Cap                                       6.2
Small-Cap                                     1.5
Value                                        44.9
Small-Cap Value                               1.5
Growth                                       45.3
Small-Cap Growth                              1.5
---------------------------------------------------------


[FLAG]
EACH FUND, (OTHER THAN THE INSTITUTIONAL TOTAL STOCK MARKET AND TOTAL STOCK MARKET INDEX FUNDS) IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

33

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Institutional Total Stock Market Index, Total Stock Market Index, and Extended Market Index Funds use a sampling method of indexing, meaning that the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.
 The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, and three more (Institutional Total Stock Market Index Fund, Total Stock Market Index Fund, and Extended Market Index Fund) switched target indexes after April 8, 2005, April 22, 2005, and September 16, 2005, respectively. These changes were based upon the board of trustees' determination that they would be in shareholders' best interests.
 Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.
 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

RISK OF NONDIVERSIFICATION

The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality, have operated as diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

35

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index stock funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD



Each Fund (except the Institutional Index Fund and the Institutional Total Stock Market Index Fund) is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to its member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each member fund pays its allocated share of The Vanguard Group's marketing costs.
 Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund are not members of The Vanguard Group, but are administered by Vanguard and pay Vanguard a fee to provide management, advisory, marketing, and other services.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR



The Vanguard Group, Inc., (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for about $673 billion in assets.

 The Institutional Index and Institutional Total Stock Market Index Funds have two agreements with Vanguard.
 Management Agreement. Vanguard serves as each Fund's advisor and provides a range of administrative services to the Funds under the terms of the Management Agreement. As part of this agreement, each Fund pays Vanguard a monthly fee based on an annual rate of 0.02% of the Fund's average daily net assets.
 Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to each Fund under the terms of the Shareholder Services Agreement. As part of this agreement, each Fund pays Vanguard a monthly fee based on the following annual rates:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF DAILY
FUND                                                                 NET ASSETS
-------------------------------------------------------------------------------
Institutional Index Fund Institutional Shares                            0.03%
Institutional Index Fund Institutional Plus Shares                      0.005
Institutional Total Stock Market Index Fund Institutional Shares         0.03
Institutional Total Stock Market Index Fund Institutional Plus Shares   0.005
-------------------------------------------------------------------------------

37


 Vanguard manages the other Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds. For the fiscal year ended December 31, 2005, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of each Fund's average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed the Extended Market Index Fund since 1997; has managed the Institutional Index Fund since 2000; and has managed the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed the Large-Cap Index Fund since its inception. Education:
B.S., The Pennsylvania State University.

GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994 and the Small-Cap Growth Index Fund since 2004. Education:
B.S., Villanova University.

MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990 and has managed the Institutional Total Stock Market Index Fund since its inception.
Education: B.A., Saint Joseph's University; M.B.A., Villanova University.
--------------------------------------------------------------------------------

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Institutional, Institutional Total Stock Market, Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
-Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

-Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

-A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
-Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

39

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE



Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS



The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

41


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Institutional Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2005 with a net asset value (price) of $110.70 per share. During the year, each Institutional Share earned $2.05 from investment income (interest and dividends) and $3.31 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.05 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $114.01, reflecting earnings of $5.36 per share and distributions of $2.05 per share. This was an increase of $3.31 per share (from $110.70 at the beginning of the year to $114.01 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.91% for the year.

As of December 31, 2005, the Institutional Shares had approximately $39 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 1.87% of average net assets. The Fund sold and replaced securities valued at 8% of its net assets.
--------------------------------------------------------------------------------

INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $110.70        $101.78       $ 80.45       $104.89       $120.72
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      2.05           2.03/1/       1.54          1.42         1.374
 Net Realized and Unrealized Gain (Loss) on Investments     3.31           8.91         21.32        (24.45)      (15.829)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           5.36          10.94         22.86        (23.03)      (14.455)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (2.05)         (2.02)        (1.53)        (1.41)       (1.375)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (2.05)         (2.02)        (1.53)        (1.41)       (1.375)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $114.01        $110.70       $101.78        $80.45       $104.89
================================================================================================================================

TOTAL RETURN                                               4.91%         10.86%        28.66%       -22.03%       -11.93%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $39,154        $34,990       $29,458       $20,361       $24,165
 Ratio of Total Expenses to Average Net Assets             0.05%          0.05%         0.05%         0.05%         0.05%
 Ratio of Net Investment Income to Average Net Assets      1.87%       2.00%/1/         1.74%         1.57%         1.27%
 Turnover Rate/2/                                             8%             5%            4%            8%            5%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $110.71        $101.78        $80.45       $104.89       $120.72
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     2.068          2.051/1/      1.562         1.438         1.405
 Net Realized and Unrealized Gain (Loss) on Investments    3.310          8.925        21.320       (24.446)      (15.829)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          5.378         10.976        22.882       (23.008)      (14.424)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (2.078)        (2.046)       (1.552)       (1.432)       (1.406)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (2.078)        (2.046)       (1.552)       (1.432)       (1.406)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $114.01        $110.71       $101.78       $ 80.45       $104.89
================================================================================================================================

TOTAL RETURN                                               4.93%         10.90%        28.69%       -22.01%       -11.90%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $17,095        $13,493        $8,805        $9,042       $11,349
 Ratio of Total Expenses to Average Net Assets            0.025%         0.025%        0.025%        0.025%        0.025%
 Ratio of Net Investment Income to Average Net Assets      1.90%       2.02%/1/         1.76%         1.59%         1.31%
 Turnover Rate/2/                                             8%             5%            4%            8%            5%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.316 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

43


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,               MAY 31/1/ TO
                                                   --------------------------------------------------------       DEC. 31
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $25.83         $23.33        $18.00        $23.10        $22.72
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .398           .425/2/        .33           .32          .098
 Net Realized and Unrealized Gain (Loss) on Investments    1.169          2.498          5.33         (5.10)         .421
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.567          2.923          5.66         (4.78)         .519
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.397)         (.423)         (.33)         (.32)        (.139)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.397)         (.423)         (.33)         (.32)        (.139)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.00         $25.83        $23.33        $18.00        $23.10
================================================================================================================================

TOTAL RETURN                                               6.14%         12.65%        31.70%       -20.77%         2.33%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $129           $789          $563          $245          $358
 Ratio of Total Expenses to Average Net Assets             0.05%          0.06%         0.06%         0.06%         0.06%/3/
 Ratio of Net Investment Income to Average Net Assets      1.77%       1.83%/2/         1.62%         1.45%         1.33%/3/
 Turnover Rate/4/                                         21%/5/            22%           11%            9%           15%
================================================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
5 Includes activity related to a change in the Fund's target index.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,               MAY 31/1/ TO
                                                   --------------------------------------------------------       DEC. 31
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $25.83         $23.33        $18.00        $23.10        $25.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .404           .434/2/       .337          .327          .151
 Net Realized and Unrealized Gain (Loss) on Investments    1.169          2.498         5.330        (5.100)       (1.900)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.573          2.932         5.667        (4.773)       (1.749)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.403)         (.432)        (.337)        (.327)        (.151)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.403)         (.432)        (.337)        (.327)        (.151)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.00         $25.83        $23.33        $18.00        $23.10
================================================================================================================================

TOTAL RETURN                                               6.17%         12.69%        31.74%       -20.74%        -6.96%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $3,587           $451          $479          $680        $1,189
 Ratio of Total Expenses to Average Net Assets            0.025%         0.025%        0.025%        0.025%     0.025%/3/
 Ratio of Net Investment Income to Average Net Assets      1.80%       1.87%/2/         1.64%         1.48%      1.36%/3/
 Turnover Rate/4/                                         21%/5/            22%           11%            9%           15%
================================================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
5 Includes activity related to a change in the Fund's target index.

45


TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.77         $26.00        $20.07        $25.75        $29.27
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .504           .465/1/       .360          .311          .341
 Net Realized and Unrealized Gain (Loss) on Investments    1.237          2.780         5.922        (5.672)       (3.533)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.741          3.245         6.282        (5.361)       (3.192)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.511)         (.475)        (.352)        (.319)        (.328)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.511)         (.475)        (.352)        (.319)        (.328)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $30.00         $28.77        $26.00        $20.07        $25.75
================================================================================================================================

TOTAL RETURN                                               6.12%         12.60%        31.55%       -20.90%       -10.85%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $9,676        $10,181        $8,000        $4,466        $4,217
 Ratio of Total Expenses to Average Net Assets             0.06%          0.08%         0.08%         0.08%         0.08%
 Ratio of Net Investment Income to Average Net Assets      1.75%       1.82%/1/         1.62%         1.45%         1.23%
 Turnover Rate/2/                                         12%/3/             4%            2%            2%            3%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to change in the Fund's target index.

EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $31.38         $26.67        $18.74        $23.09        $26.62
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .419           .343          .247           .22          .228
 Net Realized and Unrealized Gain (Loss) on Investments    2.880          4.701         7.926         (4.36)       (2.703)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          3.299          5.044         8.173         (4.14)       (2.475)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.389)         (.334)        (.243)         (.21)        (.245)
 Distributions from Realized Capital Gains                    --             --            --            --         (.810)
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.389)         (.334)        (.243)         (.21)       (1.055)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.29         $31.38        $26.67        $18.74        $23.09
================================================================================================================================

TOTAL RETURN                                              10.50%         18.92%        43.66%       -17.93%        -9.03%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,361         $2,136        $1,524          $644          $746
 Ratio of Total Expenses to Average Net Assets             0.07%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      1.30%          1.22%         1.17%         1.05%         1.02%
 Turnover Rate/1/                                         27%/2/            17%            8%           17%           20%
================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

LARGE-CAP INDEX FUND INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                                 JUNE 30,/1/ TO
                                                                       DEC. 31,
                                                                           2005
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $109.32
----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .989
 Net Realized and Unrealized Gain (Loss) on Investments                   5.863
 Total from Investment Operations                                         6.852
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (1.032)
 Distributions from Realized Capital Gains                                   --
----------------------------------------------------------------------------------------
 Total Distributions                                                     (1.032)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $115.14
========================================================================================

TOTAL RETURN                                                              6.28%
========================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $83
 Ratio of Total Expenses to Average Net Assets                         0.08%/2/
 Ratio of Net Investment Income to Average Net Assets                  1.83%/2/
 Turnover Rate/3/                                                            9%
========================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-
  kind purchases or redemptions of the Fund's capital shares, including VIPER Creation
  Units.

MID-CAP INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.67         $13.16         $9.90        $11.83        $12.23
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .228            .18          .147          .103          .097
 Net Realized and Unrealized Gain (Loss) on Investments    1.983           2.51         3.250        (1.798)        (.166)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          2.211           2.69         3.397        (1.695)        (.069)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.211)          (.18)        (.137)        (.108)        (.086)
 Distributions from Realized Capital Gains                    --             --            --         (.127)        (.245)
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.211)          (.18)        (.137)        (.235)        (.331)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.67         $15.67        $13.16         $9.90        $11.83
================================================================================================================================

TOTAL RETURN                                              14.09%         20.45%        34.33%       -14.45%        -0.37%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,905         $2,056        $1,071          $653          $650
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      1.50%          1.40%         1.36%         1.01%         1.00%
 Turnover Rate/1/                                            18%            16%        73%/2/           18%           24%
================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

47


SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.84         $22.61        $15.66        $19.82        $19.44
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .343           .306          .240          .219          .251
 Net Realized and Unrealized Gain (Loss) on Investments    1.690          4.228         6.944        (4.160)         .388
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          2.033          4.534         7.184        (3.941)         .639
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.333)         (.304)        (.234)        (.219)        (.259)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.333)         (.304)        (.234)        (.219)        (.259)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $28.54         $26.84        $22.61        $15.66        $19.82
================================================================================================================================

TOTAL RETURN                                               7.56%         20.06%        45.88%       -19.89%         3.27%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,089         $1,648        $1,111          $686          $584
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      1.23%          1.30%         1.33%         1.32%         1.34%
 Turnover Rate/1/                                            18%            19%        39%/2/           32%           39%
================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

VALUE INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $21.35         $18.95        $14.65        $18.90        $22.87
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .588           .485          .400          .322          .333
 Net Realized and Unrealized Gain (Loss) on Investments     .936          2.399         4.294        (4.238)       (2.986)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.524          2.884         4.694        (3.916)       (2.653)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.584)         (.484)        (.394)        (.334)        (.340)
 Distributions from Realized Capital Gains                    --             --            --            --         (.977)
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.584)         (.484)        (.394)        (.334)       (1.317)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.29         $21.35        $18.95        $14.65        $18.90
================================================================================================================================

TOTAL RETURN                                               7.23%         15.43%        32.42%       -20.81%        -11.77%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,224           $807          $534          $494          $865
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      2.76%          2.53%         2.46%         1.91%         1.63%
 Turnover Rate/1/                                            21%            18%        44%/2/           26%           38%
================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
2 Includes activity related to a change in the Fund's target index.

SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.99         $11.50         $8.53        $10.29        $ 9.65
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .294           .255          .198          .114          .089
 Net Realized and Unrealized Gain (Loss) on Investments     .589          2.478         2.976        (1.494)        1.176
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .883          2.733         3.174        (1.380)        1.265
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.283)         (.243)        (.204)        (.104)        (.080)
 Distributions from Realized Capital Gains                    --             --            --         (.276)        (.545)
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.283)         (.243)        (.204)        (.380)        (.625)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.59         $13.99        $11.50        $ 8.53        $10.29
================================================================================================================================

TOTAL RETURN/1/                                            6.28%         23.77%        37.22%       -13.96%        13.86%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $247           $153          $106          $338          $325
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      2.11%          2.29%         2.24%         1.08%         1.14%
 Turnover Rate/2/                                            28%            30%       100%/3/           57%           59%
================================================================================================================================
1 Total returns do not reflect the 0.5% purchase fee imposed through March 31, 2002.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.41         $24.92        $19.95        $26.42        $30.57
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .234           .324/1/       .199          .248          .213
 Net Realized and Unrealized Gain (Loss) on Investments    1.139          1.494         4.977        (6.465)       (4.144)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          1.373          1.818         5.176        (6.217)       (3.931)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.243)         (.328)        (.206)        (.253)        (.219)
 Distributions from Realized Capital Gains                    --             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.243)         (.328)        (.206)        (.253)        (.219)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $27.54         $26.41        $24.92        $19.95        $26.42
================================================================================================================================

TOTAL RETURN                                               5.24%          7.34%        26.09%       -23.58%       -12.82%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,448         $1,185          $782          $675          $921
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      0.89%       1.29%/1/         0.92%         1.10%         0.80%
 Turnover Rate/2/                                            23%            24%        42%/3/           23%           31%
================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.139 and 0.55%
  respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

49


SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.18         $13.09        $ 9.17        $10.87        $10.97
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .073           .048          .039          .043          .024
 Net Realized and Unrealized Gain (Loss) on Investments    1.270          2.080         3.911        (1.702)        (.094)
 Total from Investment Operations                          1.343          2.128         3.950        (1.659)        (.070)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.063)         (.038)        (.030)        (.041)        (.030)
 Distributions from Realized Capital Gains                    --             --            --            --            --
 Total Distributions                                       (.063)         (.038)        (.030)        (.041)        (.030)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.46         $15.18        $13.09        $ 9.17        $10.87
================================================================================================================================

TOTAL RETURN/1/                                            8.84%         16.26%        43.08%       -15.26%        -0.64%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $73            $38           $30          $104          $109
 Ratio of Total Expenses to Average Net Assets             0.08%          0.08%         0.10%         0.10%         0.10%
 Ratio of Net Investment Income to Average Net Assets      0.42%          0.28%         0.38%         0.41%         0.28%
 Turnover Rate/2/                                            39%            41%        91%/3/           61%           74%
================================================================================================================================
1 Total returns do not reflect the 0.5% purchase fee imposed through March 31, 2002.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
3 Includes activity related to a change in the Fund's target index.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS


TO OPEN AND MAINTAIN AN ACCOUNT. $5 million, except for the Institutional Plus Shares ($200 million) of Vanguard Institutional Index Fund and the Institutional Shares ($100 million) and Institutional Plus Shares ($200 million) of Vanguard Institutional Total Stock Market Index Fund.
 Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

51


BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES


BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day. BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

53

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS


If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSION FROM INVESTOR SHARES OR ADMIRAL/TM/ SHARES

You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

CONVERSION FROM INSTITUTIONAL SHARES

You are eligible for a self-directed conversion from Institutional Shares into Institutional Plus Shares of the same Fund (if available), provided that your account balance meets the minimum investment.

MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS

If an investor no longer meets the requirements for Institutional Shares or Institutional Plus Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

REDEEMING SHARES


HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS

BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know. BY
AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

55

Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

FREQUENT-TRADING LIMITS


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

57

 The policy does not apply to the following:

-Purchases of shares with reinvested dividend or capital gains distributions.

-Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange
 Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).
-Redemptions of shares to pay fund or account fees.
-Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
-Transfers and re-registrations of shares within the same fund.
-Purchases of shares by asset transfer or direct rollover.
-Conversions of shares from one share class to another in the same fund. -Checkwriting redemptions.
-Section 529 college savings plans.
-Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
-Purchases of shares with participant payroll or employer contributions or loan repayments.

-Purchases of shares with reinvested dividend or capital gains distributions.

-Distributions, loans, and in-service withdrawals from a plan.
-Redemptions of shares as part of a plan termination or at the direction of the plan.
-Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
-Redemptions of shares to pay fund or account fees.
-Share or asset transfers or rollovers.
-Re-registrations of shares.
-Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)


Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES


When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

59

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
-Authorization to act on the account (as the account owner or by legal documentation or other means).
-Account registration and address.
-Social Security or employer identification number.
-Fund name and account number, if applicable.
-Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
-The fund name and account number.
-The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
-Authorized signatures of all registered owners.
-Signature guarantees, if required for the type of transaction.*
-Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

LOW-BALANCE ACCOUNTS

Each Fund (except Vanguard Institutional Index Fund and Institutional Total Stock Index Market Index Fund) reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's account balance falls below the minimum initial investment.
 Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund reserve the right to convert an investor's Institutional Plus Shares into Institutional Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. In addition, each Fund reserves the right to liquidate an investor's Institutional Shares if the investor's fund account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.

61

RIGHT TO CHANGE POLICIES


In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS


We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES


We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS


For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS


We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-Performance assessments and comparisons with industry benchmarks.
-Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

63

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
n For the most complete source of Vanguard news n For fund, account, and service information n For most account transactions n For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
800-662-6273
(ON-BOARD)

-For automated fund and account information
-For redemptions by check, exchange (subject to certain limitations), or wire -Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)

-For fund and service information
-For literature requests

-Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
-For account information n For most account transactions

-Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


INSTITUTIONAL DIVISION
888-809-8102

-For information and services for large institutional investors
-Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798

-For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

-Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time


VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:

 Vanguard Institutional Index Fund--94 (Institutional Shares) or 854 (Institutional Plus Shares)
 Vanguard Institutional Total Stock Market Index Fund--870 (Institutional Shares) or 871 (Institutional Plus Shares)
 Vanguard Total Stock Market Index Fund Institutional Shares--855
 Vanguard Extended Market Index Fund Institutional Shares--856
 Vanguard Large-Cap Index Fund Institutional Shares--807
 Vanguard Mid-Cap Index Fund Institutional Shares--864
 Vanguard Small-Cap Index Fund Institutional Shares--857
 Vanguard Value Index Fund Institutional Shares--867
 Vanguard Small-Cap Value Index Fund Institutional Shares--865
 Vanguard Growth Index Fund Institutional Shares--868
 Vanguard Small-Cap Growth Index Fund Institutional Shares--866



































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

65

VIPER SHARES


In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

 Nine Vanguard U.S. Stock Index Funds currently offer a VIPER Share class:

------------------------------------------------------------------------------------------
                                                                                      AMEX
                                                                                   TRADING
FUND                                        VIPER SHARES                            SYMBOL
------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund      Vanguard Total Stock Market VIPERs         VTI
Vanguard Extended Market Index Fund         Vanguard Extended Market VIPERs            VXF
Vanguard Large-Cap Index Fund               Vanguard Large-Cap VIPERs                   VV
Vanguard Mid-Cap Index Fund                 Vanguard Mid-Cap VIPERs                     VO
Vanguard Small-Cap Index Fund               Vanguard Small-Cap VIPERs                   VB
Vanguard Value Index Fund                   Vanguard Value VIPERs                      VTV
Vanguard Small-Cap Value Index Fund         Vanguard Small-Cap Value VIPERs            VBR
Vanguard Growth Index Fund                  Vanguard Growth VIPERs                     VUG
Vanguard Small-Cap Growth Index Fund        Vanguard Small-Cap Growth VIPERs           VBK
------------------------------------------------------------------------------------------

 Although VIPER Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
 The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares, Admiral Shares, and Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted in the following manner.
 An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on changes in the prices of the fund's securities and the supply of, and demand for, VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility, the difference may become significant.


*U.S. Pat. No. 6,879,964 B2.

BUYING AND SELLING VIPER SHARES
VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
 You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.

 If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

 There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS
VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks: n The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
-VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
-Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES
When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

67


 The total annual operating expenses (the expense ratio) for each Fund's VIPER Shares as of December 31, 2005, were:

-------------------------------------------
VIPER SHARES                EXPENSE RATIO
-------------------------------------------
Total Stock Market VIPERs       0.07%
Extended Market VIPERs          0.08
Large-Cap VIPERs                0.07
Mid-Cap VIPERs                  0.13
Small-Cap VIPERs                0.10
Value VIPERs                    0.11
Small-Cap Value VIPERs          0.12
Growth VIPERs                   0.11
Small-Cap Growth VIPERs         0.12
-------------------------------------------


ACCOUNT SERVICES
Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by a Vanguard Fund that offers VIPER Shares may convert those shares into VIPER Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. VIPER Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same Fund.

 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the Depository Trust Company (DTC). (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)

 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

 If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services (R) (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares: n The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described. -The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with VIPER Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

-Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

-During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
-VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP LOGO][VANGUARD (R) LOGO]

                                              Institutional Division
                                              P.O. Box 2900
                                              Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com


For More Information
If you would like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Vanguard Institutional Index Funds' Investment
Company Act file number: 811-6093

Vanguard U.S. Stock Index Funds' Investment Company Act file number: 811-2652

(C) 2006 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I854 042006

Vanguard(R) U.S. Stock VIPER(R) Shares


>  Prospectus


Exchange-traded fund shares that are not individually redeemable

April 24, 2006

                                                        SHIP LOGO  VANGUARD(R)

Vanguard Total Stock Market VIPERs
Vanguard Extended Market VIPERs
Vanguard Large-Cap VIPERs
Vanguard Mid-Cap VIPERs
Vanguard Small-Cap VIPERs
Vanguard Value VIPERs
Vanguard Small-Cap Value VIPERs
Vanguard Growth VIPERs
Vanguard Small-Cap Growth VIPERs

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD U.S. STOCK VIPER SHARES
Prospectus
April 24, 2006

Vanguard Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO VIPER SHARES
  3 VANGUARD FUND PROFILES
    3 Total Stock Market VIPERs
    6 Extended Market VIPERs
    10 Large-Cap VIPERs
    13 Mid-Cap VIPERs
    17 Small-Cap VIPERs
    20 Value VIPERs
    24 Small-Cap Value VIPERs
    27 Growth VIPERs
    31 Small-Cap Growth VIPERs
 34 MORE ON THE FUNDS AND
    VIPER SHARES
 47 VIPER SHARES AND VANGUARD
 47 INVESTMENT ADVISOR
 48 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 49 DAILY PRICING
 50 FINANCIAL HIGHLIGHTS

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 A NOTE TO RETAIL INVESTORS

 VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
-------------------------------------------------------------------------------


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1


AN INTRODUCTION TO VIPER SHARES

WHAT ARE VIPER SHARES?
Vanguard Index Participation Equity Receipts, or "VIPER" Shares, are an exchange-traded class of shares issued by certain Vanguard index mutual funds. VIPER Shares represent an interest in the portfolio of stocks held by the issuing fund. Vanguard U.S. Stock Index Funds offer the following VIPER Shares through this prospectus:


--------------------------------------------------------------------------------
FUND                    VIPER SHARES             SEEK TO TRACK
--------------------------------------------------------------------------------
Vanguard Total Stock    Vanguard Total Stock    The overall stock market
 Market Index Fund*     Market VIPERs
Vanguard Extended       Vanguard Extended       Mid- and small-capitalization
 Market Index Fund      Market VIPERs           stocks
Vanguard Large-Cap      Vanguard Large-Cap      Large-cap stocks
 Index Fund*            VIPERs
Vanguard Mid-Cap Index  Vanguard Mid-Cap        Mid-cap stocks
 Fund*                  VIPERs
Vanguard Small-Cap      Vanguard Small-Cap      Small-cap stocks
Index Fund*             VIPERs
Vanguard Value Index    Vanguard Value VIPERs   Large-cap value stocks
 Fund*
Vanguard Small-Cap      Vanguard Small-Cap      Small-cap value stocks
 Value Index Fund*      Value VIPERs
Vanguard Growth Index   Vanguard Growth VIPERs  Large-cap growth stocks
 Fund*
Vanguard Small-Cap      Vanguard Small-Cap      Small-cap growth stocks
 Growth Index Fund*     Growth VIPERs
--------------------------------------------------------------------------------


 In addition to VIPER Shares, seven of the Funds offer three conventional (not exchange-traded) classes of shares and two of the Funds offer two conventional classes of shares. This prospectus, however, relates only to VIPER Shares. Eight of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International(R) (MSCI(R)).

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

 An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility, the difference may become significant.



* INDEXED TO MSCI LOGO
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                                                                               2

HOW DO I BUY AND SELL VIPER SHARES?
A Fund issues and redeems VIPER Shares only in bundles of 100,000 shares (or, in the case of the Total Stock Market Index Fund, bundles of 50,000 shares). These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.
 Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON THE FUNDS AND VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the AMEX. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.
 When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.

3

PROFILE--VANGUARD TOTAL STOCK MARKET VIPERS(R)

The following profile summarizes key features of Vanguard Total Stock Market VIPERs, an exchange-traded class of shares issued by Vanguard Total Stock Market Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

PRIMARY RISKS
- Total Stock Market VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Total Stock Market VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Total Stock Market VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Total Stock Market VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Total Stock Market VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Total Stock Market VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Total Stock Market VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Total Stock Market VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's VIPER Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes.
Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.
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                                                                               4

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                       2002         -20.94%
                       2003          31.43
                       2004          12.57
                       2005           6.10
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 16.46% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.82% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                          SINCE
                                                      1 YEAR       INCEPTION/1/
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                    6.10%            2.48%
 Return After Taxes on Distributions                    5.82             2.11
 Return After Taxes on Distributions and Sale of        4.31             1.96
  Fund Shares
 BASED ON THE MARKET PRICE OF A VIPER SHARE             6.15%            2.48%
 Return Before Taxes
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for
 fees, expenses, or taxes)
 Dow Jones Wilshire 5000 Composite Index                6.32%            2.58%
 Spliced Total Stock Market Index/2/                    6.08             2.53
 MSCI US Broad Market Index                             6.37               --
-------------------------------------------------------------------------------
1 Since-inception returns are from May 24, 2001--the inception date of the
  VIPER Shares--through December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through
  April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target index on April 23, 2005.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Total Stock Market VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested  Dividends:               None
      Transaction Fee on Purchases and Redemptions:                 Varies /1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.05%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.07%
      1 An investor purchasing or redeeming Creation Units of Total Stock
       Market VIPERs will pay to the issuing Fund a transaction fee of $5,500 (plus an additional fee of up to $5,500 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $11,000).
       An investor buying or selling Total Stock Market VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Total Stock Market VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Total Stock Market VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Total Stock Market VIPERs. This example assumes that Total Stock Market VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Total Stock Market VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $7          $23        $40         $90
--------------------------------------------------



 The value of a Total Stock Market VIPERs Creation Unit as of December 31, 2005, was approximately $6.16 million. Assuming an investment of $6.16 million, payment of the standard $5,500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Total Stock Market VIPERs Creation Unit would be $15,416 if the Creation Unit were redeemed after one year and $24,912 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES OF
Dividends are distributed quarterly in      VANGUARD TOTAL STOCK MARKET INDEX
March, June, September, and December;       FUND) AS OF DECEMBER 31, 2005
capital gains, if any, are distributed      $65.4 billion
annually in December.
                                            VANGUARD FUND NUMBER
INVESTMENT ADVISOR                          970
The Vanguard Group, Inc.,
Valley Forge, Pa.,                          CUSIP NUMBER
since inception                             922908769

INCEPTION DATE                              AMEX TRADING SYMBOL
VIPER Shares--May 24, 2001                  VTI

NUMBER OF TOTAL STOCK MARKET VIPERS
IN A CREATION UNIT
50,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD EXTENDED MARKET VIPERS

The following profile summarizes key features of Vanguard Extended Market VIPERs, an exchange-traded class of shares issued by Vanguard Extended Market Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Standard & Poor's Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

PRIMARY RISKS
- Extended Market VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Extended Market VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Extended Market VIPERs are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Extended Market VIPERs are listed for trading on the American Stock Exchange
 (AMEX) and can be bought and sold in the secondary market at market prices. Although it is

7

 expected that the market price of an Extended Market VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Extended Market VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Extended Market VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Extended Market VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Extended Market VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's VIPER Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                     2002            -18.04%
                     2003             43.55
                     2004             18.75
                     2005             10.48
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 21.33% (quarter ended June 30, 2003), and the lowest return for a quarter was -15.51% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                          SINCE
                                                     1 YEAR        INCEPTION/1/
-------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                  10.48%            11.45%
 Return After Taxes on Distributions                  10.24             11.17
 Return After Taxes on Distributions and Sale          7.00              9.81
  of Fund Shares
 BASED ON THE MARKET PRICE OF A VIPER SHARE           10.50%            11.43%
 Return Before Taxes
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for
 fees, expenses, or taxes)
 Dow Jones Wilshire 4500 Completion Index             10.28%            11.51%
 Spliced Extended Market Index/2/                     10.36             11.53
 S&P Completion Index                                    --                --
-------------------------------------------------------------------------------
1 Since-inception returns are from December 27, 2001--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target index on September 17, 2005.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Extended Market VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

9



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.08%
      1 An investor purchasing or redeeming Creation Units of Extended Market
       VIPERs will pay to the issuing Fund a transaction fee of $5,500 (plus an additional fee of up to $5,500 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $11,000).
       An investor buying or selling Extended Market VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Extended Market VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Extended Market VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Extended Market VIPERs. This example assumes that Extended Market VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Extended Market VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $8          $26        $45         $103
--------------------------------------------------



 The value of an Extended Market VIPERs Creation Unit as of December 31, 2005, was approximately $9.04 million. Assuming an investment of $9.04 million, payment of the standard $5,500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Extended Market VIPERs Creation Unit would be $18,405 if the Creation Unit were redeemed after one year and $34,327 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December           VANGUARD EXTENDED MARKET INDEX FUND)
                                           AS OF DECEMBER 31, 2005
INVESTMENT ADVISOR                         $10.5 billion
The Vanguard Group, Inc.,
Valley Forge, Pa.,                         VANGUARD FUND NUMBER
since inception                            965

INCEPTION DATE                             CUSIP NUMBER
VIPER Shares--December 27, 2001            922908652

NUMBER OF EXTENDED MARKET VIPERS           AMEX TRADING SYMBOL
IN A CREATION UNIT                         VXF
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD LARGE-CAP VIPERS

The following profile summarizes key features of Vanguard Large-Cap VIPERs, an exchange-traded class of shares issued by Vanguard Large-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Large-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Large-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Large-Cap VIPERs are subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Large-Cap VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Large-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Large-Cap VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Large-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

11

- Trading of Large-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Large-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                     2005          6.26%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 3.86% (quarter ended September 30, 2005), and the lowest return for a quarter was -1.93% (quarter ended March 31, 2005).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD LARGE-CAP INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                   6.26%             7.41%
 Return After Taxes on Distributions                   6.00              7.11
 Return After Taxes on Distributions                   4.39              6.30
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                   6.13%              7.45%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500 Index                                         4.91%             6.55%
 MSCI US Prime Market 750 Index                        6.26              7.47
--------------------------------------------------------------------------------
1 Since-inception returns are from January 27, 2004--the inception date of the VIPER Shares--through December 31, 2005.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Large-Cap VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.01%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.07%
      1 An investor purchasing or redeeming Creation Units of Large-Cap
       VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $2,813 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $3,813).
       An investor buying or selling Large-Cap VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Large-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Large-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Large-Cap VIPERs. This example assumes that Large-Cap VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Large-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $7          $23        $40         $90
--------------------------------------------------

13

 The value of a Large-Cap VIPERs Creation Unit as of December 31, 2005, was approximately $5.54 million. Assuming an investment of $5.54 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Large-Cap VIPERs Creation Unit would be $5,973 if the Creation Unit were redeemed after one year and $14,515 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES OF
Dividends are distributed quarterly in      VANGUARD LARGE-CAP INDEX FUND) AS
March, June, September, and December;       OF DECEMBER 31, 2005
capital gains, if any, are distributed      $426 million
annually in December.
                                            VANGUARD FUND NUMBER
INVESTMENT ADVISOR                          961
The Vanguard Group, Inc.,
Valley Forge, Pa.,                          CUSIP NUMBER
since inception                             922908637

INCEPTION DATE                              AMEX TRADING SYMBOL
VIPER Shares--January 27, 2004              VV

NUMBER OF LARGE-CAP VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD MID-CAP VIPERS

The following profile summarizes key features of Vanguard Mid-Cap VIPERs, an exchange-traded class of shares issued by Vanguard Mid-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Mid-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Mid-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Mid-Cap VIPERs are subject to investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Mid-Cap VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Mid-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Mid-Cap VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Mid-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Mid-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Mid-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                         2005       14.03%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended September 30, 2005), and the lowest return for a quarter was -0.38% (quarter ended March 31, 2005).

15


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                  14.03%            15.17%
 Return After Taxes on Distributions                  13.80             14.93
 Return After Taxes on Distributions                   9.35             12.97
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                  14.03%             15.16%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P MidCap 400 Index                                 12.56%            12.36%
 Spliced Mid Cap Index/2/                             13.94             15.19
 MSCI US Mid Cap 450 Index                            13.94             15.19
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Mid-Cap VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.11%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.13%
      1 An investor purchasing or redeeming Creation Units of Mid-Cap VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $1,688 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $2,688).
       An investor buying or selling Mid-Cap VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Mid-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Mid-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mid-Cap VIPERs. This example assumes that Mid-Cap VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mid-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13          $42        $73         $166
--------------------------------------------------



 The value of a Mid-Cap VIPERs Creation Unit as of December 31, 2005, was approximately $6.46 million. Assuming an investment of $6.46 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mid-Cap VIPERs Creation Unit would be $10,603 if the Creation Unit were redeemed after one year and $29,085 if redeemed after three years.


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December         VANGUARD MID-CAP INDEX FUND) AS OF
                                         DECEMBER 31, 2005
INVESTMENT ADVISOR                       $13.2 billion
The Vanguard Group, Inc.,
Valley Forge, Pa.,                       VANGUARD FUND NUMBER
since inception                          939

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           922908629

NUMBER OF MID-CAP VIPERS                 AMEX TRADING SYMBOL
IN A CREATION UNIT                       VO
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD SMALL-CAP VIPERS

The following profile summarizes key features of Vanguard Small-Cap VIPERs, an exchange-traded class of shares issued by Vanguard Small-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Small-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Small-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Small-Cap VIPERs are subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Small-Cap VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Small-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Small-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                        2005      7.53%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 5.25% (quarter ended September 30, 2005), and the lowest return for a quarter was -3.74% (quarter ended March 31, 2005).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                   7.53%            10.07%
 Return After Taxes on Distributions                   7.28              9.80
 Return After Taxes on Distributions                   5.07              8.53
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                  7.52%             9.95%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Russell 2000 Index                                    4.55%             7.27%
 Spliced Small Cap Index/2/                            7.48             10.07
 MSCI US Small Cap 1750 Index                          7.48             10.07
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the

19

VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap VIPERs. As is the case with all mutual funds, transactions costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested  Dividends:                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%
      1 An investor purchasing or redeeming Creation Units of Small-Cap
       VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $3,750 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $4,750).
       An investor buying or selling Small-Cap VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.


 The following example is intended to help retail investors compare the cost of investing in Small-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap VIPERs. This example assumes that Small-Cap VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $10          $32        $56         $128
--------------------------------------------------



 The value of a Small-Cap VIPERs Creation Unit as of December 31, 2005, was approximately $5.96 million. Assuming an investment of $5.96 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap VIPERs Creation Unit would be $8,104 if the Creation Unit were redeemed after one year and $21,223 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December         VANGUARD SMALL-CAP INDEX FUND) AS OF
                                         DECEMBER 31, 2005
INVESTMENT ADVISOR                       $10.6 billion
The Vanguard Group, Inc.,
Valley Forge, Pa.,                       VANGUARD FUND NUMBER
since inception                          969

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           922908751

NUMBER OF SMALL-CAP VIPERS               AMEX TRADING SYMBOL
IN A CREATION UNIT                       VB
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD VALUE VIPERS

The following profile summarizes key features of Vanguard Value VIPERs, an exchange-traded class of shares issued by Vanguard Value Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Value VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Value VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Value VIPERs are subject to investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Value VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Value VIPER typically will approximate its net asset value, there

21

 may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Value VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Value VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Value VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Value VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                      2005        7.19%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 4.08% (quarter ended September 30, 2005), and the lowest return for a quarter was -0.37% (quarter ended March 31, 2005).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                   7.19%             9.61%
 Return After Taxes on Distributions                   6.76              9.19
 Return After Taxes on Distributions                   5.21              8.19
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                   7.12%              9.66%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500/Barra Value Index                             6.33%             9.06%
 Spliced Value Index/2/                                7.26              9.70
 MSCI US Prime Market Value Index                      7.26              9.70
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Value VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

23



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested  Dividends:               None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.09%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.11%
      1 An investor purchasing or redeeming Creation Units of Value VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $1,406 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $2,406).
       An investor buying or selling Value VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Value
       VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Value VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Value VIPERs. This example assumes that Value VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Value VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62         $141
--------------------------------------------------


 The value of a Value VIPERs Creation Unit as of December 31, 2005, was approximately $5.71 million. Assuming an investment of $5.71 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Value VIPERs Creation Unit would be $8,438 if the Creation Unit were redeemed after one year and $22,275 if redeemed after three years.


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES OF
Dividends are distributed quarterly in      VANGUARD VALUE INDEX FUND) AS OF
March, June, September, and December;       DECEMBER 31, 2005
capital gains, if any, are distributed      $7 billion
annually in December.
                                            VANGUARD FUND NUMBER
INVESTMENT ADVISOR                          966
The Vanguard Group, Inc.,
Valley Forge, Pa.,                          CUSIP NUMBER
since inception                             922908744

INCEPTION DATE                              AMEX TRADING SYMBOL
VIPER Shares--January 26, 2004              VTV

NUMBER OF VALUE VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD SMALL-CAP VALUE VIPERS

The following profile summarizes key features of Vanguard Small-Cap Value VIPERs, an exchange-traded class of shares issued by Vanguard Small-Cap Value Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Small-Cap Value VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Small-Cap Value VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Small-Cap Value VIPERs are subject to investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Small-Cap Value VIPERs are listed for trading on the American Stock Exchange
 (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Value VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap Value VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Small-Cap Value VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

25

- Trading of Small-Cap Value VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Value VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                       2005          6.20%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 5.23% (quarter ended June 30, 2005), and the lowest return for a quarter was -3.28% (quarter ended March 31, 2005).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                    1 YEAR
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                  6.20%             12.08%
 Return After Taxes on Distributions                  5.77              11.63
 Return After Taxes on Distributions                  4.30              10.20
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                  6.34%              12.03%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Value Index                   6.45%             11.85%
 Spliced Small Cap Value Index/2/                     6.28              12.18
 MSCI US Small Cap Value Index                        6.28              12.18
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Value Index through May
  16, 2003, and performance of the MSCI US Small Cap Value Index thereafter.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Value VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.09%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.12%
      1 An investor purchasing or redeeming Creation Units of Small-Cap Value
       VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $2,250 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $3,250).
       An investor buying or selling Small-Cap Value VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap Value VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Small-Cap Value VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Value VIPERs. This example assumes that Small-Cap Value VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Value VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $12          $39        $68         $154
--------------------------------------------------

27

 The value of a Small-Cap Value VIPERs Creation Unit as of December 31, 2005, was approximately $6.07 million. Assuming an investment of $6.07 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap Value VIPERs Creation Unit would be $9,468 if the Creation Unit were redeemed after one year and $25,515 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December         VANGUARD SMALL-CAP VALUE INDEX FUND)
                                         AS OF DECEMBER 31, 2005
INVESTMENT ADVISOR                       $3.9 billion
The Vanguard Group, Inc.,
Valley Forge, Pa.,                       VANGUARD FUND NUMBER
since inception                          937

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           922908611

NUMBER OF SMALL-CAP VALUE VIPERS         AMEX TRADING SYMBOL
IN A CREATION UNIT                       VBR
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD GROWTH VIPERS

The following profile summarizes key features of Vanguard Growth VIPERs, an exchange-traded class of shares issued by Vanguard Growth Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Growth VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Growth VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Growth VIPERs are subject to investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Growth VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Growth VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you pay more than NAV when you buy Growth VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Growth VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Growth VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Growth VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                       2005          5.20%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 3.58% (quarter ended September 30, 2005), and the lowest return for a quarter was -3.53% (quarter ended March 31, 2005).

29


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                   5.20%             4.05%
 Return After Taxes on Distributions                   5.06              3.88
 Return After Taxes on Distributions                   3.56              3.44
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                  5.17%             4.04%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P 500/Barra Growth Index                            3.46%             2.92%
 Spliced Growth Index/2/                               5.25              4.12
 MSCI US Prime Market Growth Index                     5.25              4.12
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the S&P 500/Barra Growth Index through May 16,
  2003, and performance of the MSCI US Prime Market Growth Index thereafter.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Growth VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested  Dividends:                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.09%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.11%
      1 An investor purchasing or redeeming Creation Units of Growth VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $1,500 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $2,500).
       An investor buying or selling Growth VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Growth VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.




 The following example is intended to help retail investors compare the cost of investing in Growth VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Growth VIPERs. This example assumes that Growth VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Growth VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62         $141
--------------------------------------------------


 The value of a Growth VIPERs Creation Unit as of December 31, 2005, was approximately $5.35 million. Assuming an investment of $5.35 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Growth VIPERs Creation Unit would be $8,030 if the Creation Unit were redeemed after one year and $20,988 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES OF
Dividends are distributed quarterly in      VANGUARD GROWTH INDEX FUND) AS OF
March, June, September, and December;       DECEMBER 31, 2005
capital gains, if any, are distributed      $10.6 billion
annually in December.
                                            VANGUARD FUND NUMBER
INVESTMENT ADVISOR                          967
The Vanguard Group, Inc.,
Valley Forge, Pa.,                          CUSIP NUMBER
since inception                             922908736

INCEPTION DATE                              AMEX TRADING SYMBOL
VIPER Shares--January 26, 2004              VUG

NUMBER OF GROWTH VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------




PROFILE--VANGUARD SMALL-CAP GROWTH VIPERS

The following profile summarizes key features of Vanguard Small-Cap Growth VIPERs, an exchange-traded class of shares issued by Vanguard Small-Cap Growth Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
- Small-Cap Growth VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Small-Cap Growth VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Small-Cap Growth VIPERs are subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Small-Cap Growth VIPERs are listed for trading on the American Stock Exchange
 (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Growth VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap Growth VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Small-Cap Growth VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Small-Cap Growth VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Growth VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's VIPER Share class in its first full calendar year. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS--VIPER SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                      2005           8.77%
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 6.45% (quarter ended September 30, 2005), and the lowest return for a quarter was -4.19% (quarter ended March 31, 2005).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION/1/
                                                     1 YEAR
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                   8.77%             7.89%
 Return After Taxes on Distributions                   8.71              7.85
 Return After Taxes on Distributions                   5.78              6.74
  and Sale of Fund Shares
-------------------------------------------------------------------------------
 BASED ON THE MARKET PRICE OF A VIPER SHARE
 Return Before Taxes                                  8.84%             7.82%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 S&P SmallCap 600/Barra Growth Index                   8.97%             12.26%
 Spliced Small Cap Growth Index/2/                     8.71              7.86
 MSCI US Small Cap Growth Index                        8.71              7.86
--------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the VIPER Shares--through December 31, 2005.
2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May
  16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.
-------------------------------------------------------------------------------

33

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the VIPER Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Growth VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested  Dividends:               None
      Transaction Fee on Purchases and Redemptions:                  Varies/1/
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.09%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.12%
      1 An investor purchasing or redeeming Creation Units of Small-Cap
       Growth VIPERs will pay to the issuing Fund a transaction fee of $1,000 (plus an additional fee of up to $2,250 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, for a total of up to $3,250).
       An investor buying or selling Small-Cap Growth VIPERs on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap Growth VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Small-Cap Growth VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Growth VIPERs. This example assumes that Small-Cap Growth VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Growth VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $12          $39        $68         $154
--------------------------------------------------



 The value of a Small-Cap Growth VIPERs Creation Unit as of December 31, 2005, was approximately $5.85 million. Assuming an investment of $5.85 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap Growth VIPERs Creation Unit would be $9,187 if the Creation Unit were redeemed after one year and $24,629 if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December         VANGUARD SMALL-CAP GROWTH INDEX FUND)
                                         AS OF DECEMBER 31, 2005
INVESTMENT ADVISOR                       $2 billion
The Vanguard Group, Inc.,
Valley Forge, Pa.,                       VANGUARD FUND NUMBER
since inception                          938

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           922908595

NUMBER OF SMALL-CAP GROWTH VIPERS        AMEX TRADING SYMBOL
IN A CREATION UNIT                       VBK
100,000
--------------------------------------------------------------------------------




MORE ON THE FUNDS AND VIPER SHARES

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


FLAG
VIPER SHARES ARE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

35


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
Worst                -43.1    -12.4      -0.8          3.1
Average               12.3     10.4      11.2         11.4
----------------------------------------------------------



     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or any VIPER Shares in particular.

     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

 Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.
 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund's stock portfolio as of December 31, 2005, is:


-----------------------------------------------
                          ASSET-WEIGHTED MEDIAN
VANGUARD INDEX FUND       MARKET CAPITALIZATION
-----------------------------------------------
Total Stock Market              $29.9 billion
Extended Market Index                     2.5
Large-Cap                                45.0
Mid-Cap                                   6.2
Small-Cap                                 1.5
Value                                    44.9
Small-Cap Value                           1.5
Growth                                   45.3
Small-Cap Growth                          1.5
-----------------------------------------------




FLAG
EACH FUND (OTHER THAN THE TOTAL STOCK MARKET INDEX FUND) IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market and Extended Market Index Funds use the sampling method of indexing, meaning that the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.
 The remaining Funds use the replication method of indexing, meaning each Fund holds the same stocks as its target index, and in approximately the same proportions.

OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, and two more (Total Stock Market Index Fund and Extended Market Index Fund) switched target indexes after April 22, 2005, and September 16, 2005, respectively. These changes were based upon the board of trustees' determination that they would be in shareholders' best interests.

 Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

37

RISK OF NONDIVERSIFICATION

The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality, have operated as diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES


FLAG
VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

FLAG
 THE MARKET PRICE OF VIPER SHARES MAY DIFFER FROM NET ASSET VALUE. VIPER Shares are listed for trading on the AMEX and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
    The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market- makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.

 The following tables show the number of times the Funds' VIPER Shares traded at a premium or discount to NAV as well as the size of the premium or discount.


---------------------------------------------------------------------------------------------
  PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDING MARCH 31, 2006
---------------------------------------------------------------------------------------------
                                             MARKET PRICE                 MARKET PRICE BELOW
                                        ABOVE OR EQUAL TO                    NET ASSET VALUE
                                          NET ASSET VALUE
                             -----------------------------------------------------------------
BASIS POINT                  NUMBER        PERCENTAGE OF        NUMBER        PERCENTAGE OF
DIFFERENTIAL*                OF DAYS           TOTAL DAYS       OF DAYS           TOTAL DAYS
----------------------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET VIPER SHARES (BEGINNING MAY 24, 2001)
0-24.9                           714               58.57%           490               40.20%
25-49.9                           10                 0.82             3                 0.25
50-74.9                            0                 0.00             2                 0.16
75-100                             0                 0.00             0                 0.00
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            724               59.39%           495               40.61%
----------------------------------------------------------------------------------------------
*One basis point equals 1/100th of 1%.

---------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDING MARCH 31, 2006
----------------------------------------------------------------------------------------------
                                             MARKET PRICE                 MARKET PRICE BELOW
                                        ABOVE OR EQUAL TO                    NET ASSET VALUE
                                          NET ASSET VALUE
                             -----------------------------------------------------------------
BASIS POINT                  NUMBER        PERCENTAGE OF        NUMBER        PERCENTAGE OF
DIFFERENTIAL*                OF DAYS           TOTAL DAYS       OF DAYS           TOTAL DAYS
----------------------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET VIPER SHARES (BEGINNING DECEMBER 27, 2001)
0-24.9                           553               51.54%           439               40.92%
25-49.9                           50                 4.66            22                 2.05
50-74.9                            3                 0.28             4                 0.37
75-100                             1                 0.09             1                 0.09
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            607               56.57%           466               43.43%
----------------------------------------------------------------------------------------------
VANGUARD LARGE-CAP VIPER SHARES (BEGINNING JANUARY 27, 2004)
0-24.9                           295               53.64%           252               45.82%
25-49.9                            2                 0.36             0                 0.00
50-74.9                            0                 0.00             0                 0.00
75-100                             0                 0.00             0                 0.00
>100                               1                 0.18             0                 0.00
----------------------------------------------------------------------------------------------
Total                            298               54.18%           252               45.82%
----------------------------------------------------------------------------------------------
VANGUARD MID-CAP VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           299               54.26%           250               45.38%
25-49.9                            0                 0.00             1                 0.18
50-74.9                            0                 0.00             0                 0.00
75-100                             0                 0.00             1                 0.18
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            299               54.26%           252               45.74%
----------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           184               33.40%           351               63.70%
25-49.9                            1                 0.18            12                 2.18
50-74.9                            0                 0.00             0                 0.00
75-100                             0                 0.00             1                 0.18
>100                               1                 0.18             1                 0.18
----------------------------------------------------------------------------------------------
Total                            186               33.76%           365               66.24%
----------------------------------------------------------------------------------------------
VANGUARD VALUE VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           310               56.27%           238               43.19%
25-49.9                            2                 0.36             0                 0.00
50-74.9                            0                 0.00             0                 0.00
75-100                             0                 0.00             0                 0.00
>100                               1                 0.18             0                 0.00
----------------------------------------------------------------------------------------------
Total                            313               56.81%           238               43.19%
----------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           211               38.30%           324               58.80%
25-49.9                            1                 0.18            14                 2.54
50-74.9                            0                 0.00             1                 0.18
75-100                             0                 0.00             0                 0.00
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            212               38.48%           339               61.52%
----------------------------------------------------------------------------------------------
*One basis point equals 1/100th of 1%.


39


---------------------------------------------------------------------------------------------
  PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDING MARCH 31, 2006
---------------------------------------------------------------------------------------------
                                             MARKET PRICE                 MARKET PRICE BELOW
                                        ABOVE OR EQUAL TO                    NET ASSET VALUE
                                          NET ASSET VALUE
                             -----------------------------------------------------------------
BASIS POINT                  NUMBER        PERCENTAGE OF        NUMBER        PERCENTAGE OF
DIFFERENTIAL*                OF DAYS           TOTAL DAYS       OF DAYS           TOTAL DAYS
----------------------------------------------------------------------------------------------
VANGUARD GROWTH VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           314               57.00%           230               41.74%
25-49.9                            2                 0.36             0                 0.00
50-74.9                            3                 0.54             0                 0.00
75-100                             1                 0.18             0                 0.00
>100                               1                 0.18             0                 0.00
----------------------------------------------------------------------------------------------
Total                            321               58.26%           230               41.74%
----------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH VIPER SHARES (BEGINNING JANUARY 26, 2004)
0-24.9                           187               33.94%           338               61.35%
25-49.9                            1                 0.18            12                 2.18
50-74.9                            0                 0.00             1                 0.18
75-100                             0                 0.00             2                 0.36
>100                               2                 0.36             8                 1.45
----------------------------------------------------------------------------------------------
Total                            190               34.48%           361               65.52%
----------------------------------------------------------------------------------------------
*One basis point equals 1/100th of 1%.






 The following table shows the cumulative (not annual) total returns of each Fund's VIPER Shares, based on the shares' NAV and market price, and of the Fund's target index.


--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER ENDED MARCH
                                  31, 2006
--------------------------------------------------------------------------SINCE
                                                            1 YEAR    INCEPTION

-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET VIPERS
(Since-inception returns are from May 24, 2001)
 Cumulative Total Return Based on the NAV of a VIPER Share   14.53%     17.95%
 Cumulative Total Return Based on the Market Price of a      14.66      18.02
  VIPER Share
 Spliced Total Market Index                                  14.55      18.27
VANGUARD EXTENDED MARKET VIPERS
(Since-inception returns are from December 27, 2001)
 Cumulative Total Return Based on the NAV of a VIPER Share   25.46%     69.69%
 Cumulative Total Return Based on the Market Price of a      25.60      69.42
  VIPER Share
 Spliced Extended Market Index                               25.20      70.01
VANGUARD LARGE-CAP VIPERS
(Since-inception returns are from January 27, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   13.04%     19.73%
 Cumulative Total Return Based on the Market Price of a      13.08      19.74
  VIPER Share
 MSCI US Prime Market 750 Index                              13.05      19.86
VANGUARD MID-CAP VIPERS
(Since-inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   23.17%     41.29%
 Cumulative Total Return Based on the Market Price of a      23.07      41.22
  VIPER Share
 MSCI US Mid Cap 450 Index                                   23.01      41.31
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER ENDED MARCH
                                  31, 2006
--------------------------------------------------------------------------SINCE
                                                            1 YEAR    INCEPTION

-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VIPERS
(Since-inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   25.35%     35.03%
 Cumulative Total Return Based on the Market Price of a      25.77      34.97
  VIPER Share
 MSCI US Small Cap 1750 Index                                25.26      35.00
VANGUARD VALUE VIPERS
(Since inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   13.30%     25.72%
 Cumulative Total Return Based on the Market Price of a      13.37      25.77
  VIPER Share
 MSCI US Prime Market Value Index                            13.37      25.94
VANGUARD SMALL-CAP VALUE VIPERS
(Since-inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   22.00%     38.45%
 Cumulative Total Return Based on the Market Price of a      22.31      38.39
  VIPER Share
 MSCI US Small Cap Value Index                               22.03      38.66
VANGUARD GROWTH VIPERS
(Since-inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   12.69%     11.56%
 Cumulative Total Return Based on the Market Price of a      12.73      11.58
  VIPER Share
 MSCI US Prime Market Growth Index                           12.74      11.72
VANGUARD SMALL-CAP GROWTH VIPERS
(Since-inception returns are from January 26, 2004)
 Cumulative Total Return Based on the NAV of a VIPER Share   28.62%     31.16%
 Cumulative Total Return Based on the Market Price of a      28.97      31.12
  VIPER Share
 MSCI US Small Cap Growth Index                              28.53      31.07
-------------------------------------------------------------------------------




 NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also will disclose how frequently each Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

FLAG
AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.

FLAG
TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.
    NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see the following section) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

41

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:
- Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant.
 An Authorized Participant is a participant in the Depository Trust Company
 (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.
- Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is:


-----------------------------------------------------------------------
                                          NUMBER OF VIPER SHARES IN A
 FUND                                            CREATION UNIT
 ----------------------------------------------------------------------
 Vanguard Total Stock Market Index Fund              50,000
 Vanguard Extended Market Index Fund                100,000
 Vanguard Large-Cap Index Fund                      100,000
 Vanguard Mid-Cap Index Fund                        100,000
 Vanguard Small-Cap Index Fund                      100,000
 Vanguard Value Index Fund                          100,000
 Vanguard Small-Cap Value Index Fund                100,000
 Vanguard Growth Index Fund                         100,000
 Vanguard Small-Cap Growth Index Fund               100,000
 ----------------------------------------------------------------------



 For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.
- In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.
- Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."
- Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.
- Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $5,500 on each purchase of Total Stock Market or Extended Market VIPERs' Creation Units ($1,000 on each purchase of Creation Units of Large-Cap, Mid-Cap, Small-Cap, Value, Small-Cap Value, Growth, or Small-Cap Growth VIPERs) effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Total Stock Market or Extended Market VIPERs, the transaction fee would be $5,500. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $2,406 (for Vanguard Value VIPERs) to $11,000 (for Total Stock Market or Extended Market VIPERs). Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.
- Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.
- Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.
- In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. Please note, each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
- Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.
- Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and if all other procedures set forth in the Participation Agreement are followed.
- Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

43

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET

You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral(TM) Shares, or Institutional Shares) issued by any fund may convert those shares into VIPER Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. VIPER Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same Fund.
 Note to investors in Vanguard Institutional Total Stock Market Index Fund:
Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund CANNOT convert their shares into VIPER Shares of Vanguard Total Stock Market Index Fund, because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund currently does not issue VIPER Shares.
 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)
 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

 If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services(R) (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
- The conversion transaction is nontaxable except, as applicable, to the limited extent previously described.
- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with VIPER Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.
- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
- VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

FREQUENT TRADING AND MARKET-TIMING
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of VIPER Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in VIPER Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem VIPER Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, VIPER Shares impose transaction fees on in-kind purchases and redemptions of VIPERs to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues VIPER Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of VIPER Shares.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any

45

portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

     Because  new  VIPER   Shares  may  be  issued  on  an  ongoing   basis,   a
"distribution" of VIPER Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock

Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

47

VIPER SHARES AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended December 31, 2005, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.

 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         THE FUNDS' PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Funds are:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

 RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed stock index portfolios since 2000 and the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

 GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since
 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994 and the Small-Cap Growth Index Fund since 2004.
 Education: B.S., Villanova University.
--------------------------------------------------------------------------------



 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

49

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS

Investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.

NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.
 Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as VIPERs).
 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in VIPER Shares of each Fund (assuming reinvestment of all distributions). The information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

51


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Total Stock Market Index Fund VIPER Shares as an example. The VIPER Shares began fiscal year 2005 with a net asset value (price) of $118.21 per share. During the year, each VIPER Share earned $2.053 from investment income (interest and dividends) and $5.070 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.083 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $123.25, reflecting earnings of $7.123 per share and distributions of $2.083 per share. This was an increase of $5.04 per share (from $118.21 at the beginning of the year to $123.25 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.10% for the year.

 As of December 31, 2005, the VIPER Shares had approximately $5.6 billion in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 1.74% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.
--------------------------------------------------------------------------------


TOTAL STOCK MARKET INDEX FUND VIPER SHARES
------------------------------------------------------------------------------------------------
                                                                                  MAY 24/1/ TO
                                     YEAR ENDED DECEMBER 31,                          DEC. 31,
                        ------------------------------------------------------------------------
                           2005           2004          2003          2002                2001
------------------------------------------------------------------------------------------------
NET ASSET VALUE,        $118.21        $106.81       $ 82.47       $105.80             $118.46
 BEGINNING OF PERIOD
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income   2.053         1.893/2/         1.381         1.259                .843
 Net Realized and
  Unrealized Gain        5.070           11.409        24.341       (23.337)            (12.515)
 (Loss) on Investments
------------------------------------------------------------------------------------------------
 Total from Investment   7.123           13.302        25.722       (22.078)            (11.672)
  Operations
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (2.083)        (1.902)       (1.382)       (1.252)              (.988)
 Distributions from
  Realized Capital Gains    --              --            --            --                  --
------------------------------------------------------------------------------------------------
 Total Distributions     (2.083)        (1.902)        (1.382)       (1.252)              (.988)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END    $123.25         $118.21       $106.81       $ 82.47             $105.80
 OF PERIOD
================================================================================================
TOTAL RETURN              6.10%          12.57%        31.43%       -20.94%              -9.82%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)      $5,612          $4,259        $2,517        $1,290              $1,195
 Ratio of Total
  Expenses to Average
  Net Assets              0.07%           0.13%         0.15%         0.15%            0.15%/3/
 Ratio of Net
  Investment Income to
  Average Net Assets      1.74%        1.79%/2/         1.54%         1.38%            1.26%/3/
 Turnover Rate/4/        12%/5/              4%            2%            2%                  3%
================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.259 and 0.25% respectively, resulting from a special dividend from Microsoft Corp. in
  November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
5 Includes activity related to change in the Fund's target index.

52


EXTENDED MARKET INDEX FUND VIPER SHARES
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                              DEC. 27/1/ TO
                                                              YEAR ENDED DECEMBER 31,                              DEC. 31,
                                           ----------------------------------------------------------------------------------
                                                   2005          2004           2003            2002                   2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $82.74        $70.37         $49.46          $60.99                  $60.94
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

 Net Investment Income                            1.063          .796           .608            .566                      --
 Net Realized and Unrealized Gain (Loss)          7.613        12.387         20.914         (11.561)                    .05
  on Investments
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                 8.676        13.183         21.522         (10.995)                    .05
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (1.016)         (.813)         (.612)          (.535)                     --
 Distributions from Realized Capital Gains          --             --             --              --                      --
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                            (1.016)         (.813)         (.612)          (.535)                     --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $90.40         $82.74         $70.37          $49.46                  $60.99
=============================================================================================================================
TOTAL RETURN                                     10.48%         18.75%         43.55%         -18.04%                   0.08%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $368           $231           $107             $30                      $6
 Ratio of Total Expenses to Average Net Assets    0.08%          0.20%          0.20%           0.20%                0.20%/2/
 Ratio of Net Investment Income to
  Average Net Assets                              1.29%           1.2%          1.07%           1.04%                0.54%/2/
 Turnover Rate/3/                                27%/4/            17%             8%             17%                     20%
=============================================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.
4 Includes activity related to a change in the Fund's target index.

LARGE-CAP INDEX FUND VIPER SHARES
---------------------------------------------------------------------------------------------
                                                              Year Ended        Jan. 27/1/ to
                                                                Dec. 31,             Dec. 31,
                                                                    2005                 2004
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $52.99                $50.01
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .873               .958/2/
  Net Realized and Unrealized Gain (Loss) on Investments          2.410                 2.983
---------------------------------------------------------------------------------------------
    Total from Investment Operations                              3.283                 3.941
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.873)                (.961)
  Distributions from Realized Capital Gains                         --                     --
---------------------------------------------------------------------------------------------
    Total Distributions                                          (.873)                (.961)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $55.40                $52.99
=============================================================================================
TOTAL RETURN                                                       6.26%                8.00%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $178                   $48
  Ratio of Total Expenses to Average Net Assets                    0.07%             0.12%/3/
  Ratio of Net Investment Income to Average Net Assets             1.84%            2.00%/23/
  Turnover Rate /4/                                                  9%                    5%
=============================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.30% respectively, resulting from a special dividend from Microsoft Corp.
  in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.


MID CAP INDEX FUND VIPER SHARES
-----------------------------------------------------------------------------------------------
                                                             Year Ended           Jan. 26/1/ to
                                                               Dec. 31,                Dec. 31,
                                                                   2005                    2004
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $57.32                  $50.34
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .785                    .617
  Net Realized and Unrealized Gain (Loss) on Investments          7.258                   7.044
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                              8.043                   7.621
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.753)                  (.641)
  Distributions from Realized Capital Gains                         --                      --
-----------------------------------------------------------------------------------------------
    Total Distributions                                          (.753)                  (.641)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $64.61                  $57.32
===============================================================================================
TOTAL RETURN                                                     14.03%                  15.16%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                           $1,044                     $58
  Ratio of Total Expenses to Average Net Assets                   0.13%                0.18%/2/
  Ratio of Net Investment Income to Average Net Assets            1.45%                1.30%/2/
  Turnover Rate/3/                                                 18%                      16%
===============================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

54

SMALL-CAP INDEX FUND VIPER SHARES
------------------------------------------------------------------------------------------------
                                                            Year Ended             Jan. 26/1/ to
                                                              Dec. 31,                  Dec. 31,
                                                                  2005                      2004
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $56.05                    $50.65
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .668                      .585
  Net Realized and Unrealized Gain (Loss) on Investments         3.555                     5.436
------------------------------------------------------------------------------------------------
    Total from Investment Operations                             4.223                     6.021
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.683)                    (.621)
  Distributions from Realized Capital Gains                        --                        --
------------------------------------------------------------------------------------------------
    Total Distributions                                         (.683)                    (.621)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $59.59                    $56.05
================================================================================================
TOTAL RETURN                                                     7.53%                    11.90%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                           $265                       $186
  Ratio of Total Expenses to Average Net Assets                  0.10%                  0.18%/2/
  Ratio of Net Investment Income to Average Net Assets           1.20%                  1.19%/2/
  Turnover Rate/3/                                                18%                        19%
================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.



VALUE INDEX FUND VIPER SHARES
----------------------------------------------------------------------------------------------------
                                                                Year Ended             Jan. 26/1/ to
                                                                  Dec. 31,                  Dec. 31,
                                                                      2005                      2004
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $54.74                    $50.34
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              1.489                     1.184
  Net Realized and Unrealized Gain (Loss) on Investments             2.392                     4.437
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 3.881                     5.621
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (1.481)                  (1.221)
  Distributions from Realized Capital Gains                             --                       --
----------------------------------------------------------------------------------------------------
    Total Distributions                                             (1.481)                  (1.221)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $57.14                    $54.74
====================================================================================================
TOTAL RETURN                                                          7.19%                   11.37%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $600                      $406
  Ratio of Total Expenses to Average Net Assets                       0.11%                 0.15%/2/
  Ratio of Net Investment Income to Average Net Assets                2.72%                 2.46%/2/
  Turnover Rate/3/                                                     21%                       18%
====================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

SMALL-CAP VALUE INDEX FUND VIPER SHARES
-------------------------------------------------------------------------------------------------------
                                                                       Year Ended         Jan. 26/1/ to
                                                                         Dec. 31,              Dec. 31,
                                                                             2005                  2004
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $58.31                $50.53
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     1.174                  .930
  Net Realized and Unrealized Gain (Loss) on Investments                    2.443                 7.818
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        3.617                 8.748
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (1.167)               (.968)
  Distributions from Realized Capital Gains                                    --                  --
-------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (1.167)               (.968)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $60.76                $58.31
=======================================================================================================
TOTAL RETURN                                                                6.20%                17.34%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $188                   $47
  Ratio of Total Expenses to Average Net Assets                              0.12%             0.22%/2/
  Ratio of Net Investment Income to Average Net Assets                       2.07%             2.16%/2/
  Turnover Rate/3/                                                            28%                   30%
=======================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.



GROWTH INDEX FUND VIPER SHARES
---------------------------------------------------------------------------------------------------
                                                                Year Ended            Jan. 26/1/ to
                                                                  Dec. 31,                 Dec. 31,
                                                                      2005                     2004
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $51.33                   $50.64
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                               .444                  .609/2/
  Net Realized and Unrealized Gain (Loss) on Investments             2.206                     .694
---------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 2.650                    1.303
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                               (.460)                  (.613)
  Distributions from Realized Capital Gains                             --                      --
---------------------------------------------------------------------------------------------------
    Total Distributions                                              (.460)                  (.613)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $53.52                  $51.33
===================================================================================================
TOTAL RETURN                                                          5.20%                   2.62%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $324                    $104
  Ratio of Total Expenses to Average Net Assets                       0.11%                0.15%/3/
  Ratio of Net Investment Income to Average Net Assets                0.86%               1.22%/23/
  Turnover Rate/4/                                                     23%                      24%
===================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include
  $.269 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

56

SMALL-CAP GROWTH INDEX FUND VIPER SHARES
------------------------------------------------------------------------------------------------
                                                              Year Ended           Jan. 26/1/ to
                                                                Dec. 31,                Dec. 31,
                                                                    2005                    2004
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $53.95                  $50.77
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .200                    .091
  Net Realized and Unrealized Gain (Loss) on Investments           4.534                   3.177
------------------------------------------------------------------------------------------------
    Total from Investment Operations                               4.734                   3.268
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.214)                 (.088)
  Distributions from Realized Capital Gains                           --                     --
------------------------------------------------------------------------------------------------
    Total Distributions                                            (.214)                 (.088)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $58.47                 $53.95
================================================================================================
TOTAL RETURN                                                        8.77%                  6.44%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                              $206                     $92
  Ratio of Total Expenses to Average Net Assets                     0.12%               0.22%/2/
  Ratio of Net Investment Income to Average Net Assets              0.37%               0.15%/2/
  Turnover Rate/3/                                                    39%                    41%
================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.



Vanguard, Plain Talk, Connect with Vanguard, Admiral, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VIPER SHARES
Vanguard Index Participation Equity Receipts, which are a class of exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        SHIP LOGO  VANGUARD(R)
                                                           Instiutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Stock VIPER Shares, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' VIPER Shares. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the VIPER Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-2652

                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                                      U.S. Pat. No. 6,879,964 B2
                                    Vanguard Marketing Corporation, Distributor.

                                                                     P961 042006

Vanguard(R) 500 Index Fund


>  Prospectus


Investor Shares & Admiral(TM)/ /Shares
April 24, 2006


                                                      SHIP LOGO  VANGUARD (R)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD 500 INDEX FUND
Investor Shares and Admiral Shares
Prospectus
April 24, 2006

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILE
  5 ADDITIONAL INFORMATION
  5 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
  10 DIVIDENDS, CAPITAL GAINS, AND TAXES
  12 SHARE PRICE
  13 FINANCIAL HIGHLIGHTS
  16 INVESTING WITH VANGUARD
   16 Buying Shares
   19 Converting Shares
   20 Redeeming Shares
   22 Exchanging Shares
   23 Frequent-Trading Limits
   25 Other Rules You Should Know
   27 Fund and Account Updates
   29 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available for:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:
- Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
 On the following pages, you'll find profiles that summarize the key features of the Fund. Following the profiles, there is important additional information about the Fund.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%]
                        1996    22.88
                        1997    33.19
                        1998    28.62
                        1999    21.07
                        2000    -9.06
                        2001   -12.02
                        2002   -22.15
                        2003    28.50
                        2004    10.74
                        2005     4.77
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.39% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).

3


------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------
                                                            1 YEAR      5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND INVESTOR SHARES
 Return Before Taxes                                         4.77%        0.42%      9.00%
 Return After Taxes on Distributions                         4.50         0.05       8.44
 Return After Taxes on Distributions and Sale of Fund Shares 3.45         0.20       7.67
------------------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                         4.87%        0.49%        --
------------------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for fees, expenses,
 or taxes)                                                   4.91%        0.54%      9.07%
------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2005, the average annual total returns were 0.06% for the
 Admiral Shares and 0.11% for the S&P 500 Index.
------------------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                             INVESTOR    ADMIRAL
                                                               SHARES    SHARES
                                                               ------    ------

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                     None       None
Purchase Fee:                                                 None/1/    None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:          None       None
Redemption Fee:                                               None       None
Account Maintenance Fee (for accounts under $10,000):$2.50/quarter/2/    None
                     /2/


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                           0.16%     0.07%
12b-1 Distribution Fee:                                       None/1/    None/1/
Other Expenses:                                                0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.18%     0.09%

1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $18       $58       $101      $230
Admiral Shares      9         29        51       115
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

5


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.      Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Inc., Valley
Forge, Pa.,                           NEWSPAPER ABBREVIATION
since inception                       Investor Shares--500
                                      Admiral Shares--500Adml
INCEPTION DATE
Investor Shares--August 31, 1976      VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--40
                                      Admiral Shares--540
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005                     CUSIP NUMBER
$107 billion                          Investor Shares--922908108
                                      Admiral Shares--922908710
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VFINX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VFIAX
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------




MORE ON THE FUND

  This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.3     10.4      11.2        11.4
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Fund in particular.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2005, was $53.3 billion.

     [FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAPITALIZATION STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

RISK OF NONDIVERSIFICATION

The target index tracked by the Fund typically includes a diverse collection of stocks. Similarly, the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the Index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Fund, by tracking such an index, might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, in actuality, has operated as diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.

OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.

7

 The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

 To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

ACCOUNT MAINTENANCE AND CUSTODIAL FEES

To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter--is deducted from the quarterly dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See the FUND PROFILE and INVESTING WITH VANGUARD for more information about fees.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each

Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                          THE FUND'S PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Fund's portfolio is:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed in March, June, September, and December. Capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

11

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, "if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"


 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).
 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

13

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $111.64 per share. During the year, each Investor Share earned $1.95 from investment income (interest and dividends) and $3.31 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $1.98 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $114.92, reflecting earnings of $5.26 per share and distributions of $1.98 per share. This was an increase of $3.28 per share (from $111.64 at the beginning of the year to $114.92 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.77% for the year.

 As of December 31, 2005, the Investor Shares had approximately $69 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.75% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.
--------------------------------------------------------------------------------





500 INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                   2005           2004        2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $111.64        $102.67      $81.15       $105.89       $121.86
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                             1.95           1.95/1/     1.44          1.32         1.260
 Net Realized and Unrealized Gain (Loss) on Investments            3.31           8.97       21.51        (24.70)      (15.955)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   5.26          10.92       22.95        (23.38)      (14.695)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                             (1.98)         (1.95)      (1.43)        (1.36)       (1.275)
 Distributions from Realized Capital Gains                           --             --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                              (1.98)         (1.95)      (1.43)        (1.36)       (1.275)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $114.92        $111.64     $102.67       $ 81.15       $105.89
====================================================================================================================================
TOTAL RETURN /2/                                                  4.77%         10.74%      28.50%       -22.15%       -12.02%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $69,375        $84,167     $75,342       $56,224       $73,151
 Ratio of Total Expenses to Average Net Assets                    0.18%          0.18%       0.18%         0.18%         0.18%
 Ratio of Net Investment Income to Average Net Assets             1.75%          1.86%/1/    1.61%         1.43%         1.14%
 Turnover Rate/3/                                                    6%             3%          1%            6%            3%
====================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

15


500 INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------------
                                                                   2005           2004            2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $111.64        $102.68          $81.15       $105.89       $121.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                            2.052           2.03/1/        1.507         1.374         1.313
 Net Realized andUnrealized Gain (Loss) on Investments            3.310           8.97          21.510       (24.700)      (15.955)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  5.362          11.00          23.017       (23.326)      (14.642)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            (2.082)         (2.04)         (1.487)       (1.414)       (1.338)
 Distributions from Realized Capital Gains                           --             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                             (2.082)         (2.04)         (1.487)       (1.414)       (1.338)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $114.92        $111.64         $102.68        $81.15       $105.89
===================================================================================================================================
TOTAL RETURN                                                      4.87%         10.82%          28.59%       -22.10%       -11.98%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $38,028        $22,412         $18,098       $11,922       $13,863
 Ratio of Total Expenses to Average Net Assets                    0.09%          0.09%           0.12%         0.12%         0.12%
 Ratio of Net Investment Income to Average Net Assets             1.84%          1.96%/1/        1.67%         1.50%         1.22%
 Turnover Rate/2/                                                    6%             3%              1%            6%            3%
====================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.

17

BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES

BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. "For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds. BY

ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
- SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase

19

request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.

^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.

SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.

TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.

BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of yourtrade date.

BY EXCHANGE.  You may instruct Vanguard to apply the proceeds of your redemption
to  purchase   shares  of  another   Vanguard  fund.   See  Exchanging   Shares,
Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish

21

by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

23

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to: n Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

25

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
- Authorized signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

27

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard 500 Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Fund's holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar

29

quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

ADMIRAL SERVICE CENTER
888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us: Vanguard 500 Index Fund--40 (Investor Shares) or 540 (Admiral Shares).
















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, S&P 500(R), and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

SHIP LOGO  VANGUARD(R)LOGO
P.O. Box 2600
Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600 Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2652
                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     P040 042006

Vanguard(R) 500 Index Fund

>  Prospectus


Investor Shares for Participants
April 24, 2006


                                                    SHIP LOGO  VANGUARD(R) LOGO






This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD 500 INDEX FUND
Investor Shares
Participant Prospectus
April 24, 2006

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO INDEX FUNDS
 2 FUND PROFILE
 4 ADDITIONAL INFORMATION
 4 MORE ON THE FUND
 7 THE FUND AND VANGUARD
 8 INVESTMENT ADVISOR
 9 DIVIDENDS, CAPITAL GAINS, AND TAXES
 9 SHARE PRICE
10 FINANCIAL HIGHLIGHTS
12 INVESTING WITH VANGUARD
14 ACCESSING FUND INFORMATION
   BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
-------------------------------------------------------------------------------

1


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:
- Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
 On the following pages, you'll find profiles that summarize the key features of the Fund. Following the profiles, there is important additional information about the Fund.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%]
                        1996    22.88
                        1997    33.19
                        1998    28.62
                        1999    21.07
                        2000    -9.06
                        2001   -12.02
                        2002   -22.15
                        2003    28.50
                        2004    10.74
                        2005     4.77
      ----------------------------------------------------
 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.39% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).

3


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard 500 Index Fund Investor Shares              4.77%    0.42%        9.00%
S&P 500 Index (reflects no deduction for fees or
 expenses)                                            4.91    0.54         9.07
-------------------------------------------------------------------------------





FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                               None
Purchase Fee:                                                           None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
Redemption Fee:                                                         None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.16%
12b-1 Distribution Fee:                                                 None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.18%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      500
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   40
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception                                    922908108

INCEPTION DATE                                     TICKER SYMBOL
August 31, 1976                                    VFINX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$107 billion
--------------------------------------------------------------------------------




MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.3     10.4      11.2        11.4
----------------------------------------------------------

5


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Fund in particular.
 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2005, was $53.3 billion.


     [FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAPITALIZATION STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

RISK OF NONDIVERSIFICATION


The target index tracked by the Fund typically includes a diverse collection of stocks. Similarly, the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund, by tracking such an index, might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, in actuality, has operated as diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.
 The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

 To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT


Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading

The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

7

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------






INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.



-------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                          THE FUND'S PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Fund's portfolio is:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
-------------------------------------------------------------------------------



 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

9

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-- specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Investor Shares began fiscal year 2005 with a net asset value (price) of $111.64 per share. During the year, each Investor Share earned $1.95 from investment income (interest and dividends) and $3.31 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $1.98 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $114.92, reflecting earnings of $5.26 per share and distributions of $1.98 per share. This was an increase of $3.28 per share (from $111.64 at the beginning of the year to $114.92 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.77% for the year.

 As of December 31, 2005, the Investor Shares had approximately $69 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.75% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.
--------------------------------------------------------------------------------

11


500 INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                   2005           2004        2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $111.64        $102.67      $81.15       $105.89       $121.86
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                             1.95           1.95/1/     1.44          1.32         1.260
 Net Realized and Unrealized Gain (Loss) on Investments            3.31           8.97       21.51        (24.70)      (15.955)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   5.26          10.92       22.95        (23.38)      (14.695)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                             (1.98)         (1.95)      (1.43)        (1.36)       (1.275)
 Distributions from Realized Capital Gains                           --             --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                              (1.98)         (1.95)      (1.43)        (1.36)       (1.275)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $114.92        $111.64     $102.67       $ 81.15       $105.89
====================================================================================================================================
TOTAL RETURN                                                      4.77%         10.74%      28.50%       -22.15%       -12.02%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $69,375        $84,167     $75,342       $56,224       $73,151
 Ratio of Total Expenses to Average Net Assets                    0.18%          0.18%       0.18%         0.18%         0.18%
 Ratio of Net Investment Income to Average Net Assets             1.75%          1.86%/1/    1.61%         1.43%         1.14%
 Turnover Rate/2/                                                    6%             3%          1%            6%            3%
====================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
- Be sure to carefully read each topic that pertains to your transactions with Vanguard.
- Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:
- You must wait 60 days before exchanging back into the fund.
- The 60-day clock restarts after every exchange out of the fund.

 The policy does not apply to the following:
- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.

13

- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients.Intermediaries may also monitor participants' trading activity in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.





































Vanguard, Connect with Vanguard, PlainTalk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, S&P 500(R), and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     SHIP LOGO VANGUARD(R) LOGO
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2652

                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     I040 042006

Vanguard(R) 500 Index Fund

>  Prospectus

Admiral(TM)/ /Shares for Participants
April 24, 2006

                                                     SHIP LOGO VANGUARD (R) LOGO




This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD 500 INDEX FUND
Admiral Shares
Participant Prospectus
April 24, 2006


-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------
 1 AN INTRODUCTION TO INDEX FUNDS
 2 FUND PROFILE
 4 ADDITIONAL INFORMATION
 4 MORE ON THE FUND
 7 THE FUND AND VANGUARD
 8 INVESTMENT ADVISOR
 9 DIVIDENDS, CAPITAL GAINS, AND TAXES
 9 SHARE PRICE
10 FINANCIAL HIGHLIGHTS
12 INVESTING WITH VANGUARD
14 ACCESSING FUND INFORMATION
   BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
-------------------------------------------------------------------------------

1


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:
- Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
 On the following pages, you'll find profiles that summarize the key features of the Fund. Following the profiles, there is important additional information about the Fund.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%]
                        2001    -11.98
                        2002    -22.10
                        2003     28.59
                        2004     10.82
                        2005      4.87
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 15.40% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.20% (quarter ended September 30, 2002).

3


-------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------
                                                                               SINCE
                                                          1 YEAR  5 YEARS INCEPTION/1/
-------------------------------------------------------------------------------------
Vanguard 500 Index Fund Admiral Shares                     4.87%    0.49%        0.06%
S&P 500 Index (reflects no deduction for fees or expenses) 4.91     0.54         0.11
-------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the
  Admiral Shares--through December 31, 2005.
--------------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None/1/
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                  0.07%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                       0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.09%
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $9          $29        $51         $115
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                   NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March, AS OF DECEMBER 31, 2005
June, September, and December; capital gains, $107 billion if any, are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Inc., Valley Forge, Pa.,   500Adml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 540
Investor Shares--August 31, 1976
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908710

                                               TICKER SYMBOL
                                               VFIAX
--------------------------------------------------------------------------------




MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG} symbol throughout the prospectus. It is used to markdetailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2005)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.3     10.4      11.2        11.4
----------------------------------------------------------

5


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance from either the stock market as a whole or the Fund in particular.
 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2005, was $53.3 billion.


     [FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAPITALIZATION STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

RISK OF NONDIVERSIFICATION


The target index tracked by the Fund typically includes a diverse collection of stocks. Similarly the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund, by tracking such an index, might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, in actuality, has operated as diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.
 The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

 To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT


Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

7

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 56%, and for domestic stock funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2005.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------






INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                          THE FUND'S PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Fund's portfolio is:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

9

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).

 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-- specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Admiral Shares began fiscal year 2005 with a net asset value (price) of $111.64 per share. During the year, each Admiral Share earned $2.052 from investment income (interest and dividends) and $3.310 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.082 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $114.92, reflecting earnings of $5.362 per share and distributions of $2.082 per share. This was an increase of $3.28 per share (from $111.64 at the beginning of the year to $114.92 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.87% for the year.

 As of December 31, 2005, the Admiral Shares had approximately $38 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.84% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.
--------------------------------------------------------------------------------

11


500 INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------------
                                                                   2005           2004            2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $111.64        $102.68          $81.15       $105.89       $121.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                            2.052           2.03/1/        1.507         1.374         1.313
 Net Realized andUnrealized Gain (Loss) on Investments            3.310           8.97          21.510       (24.700)      (15.955)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  5.362          11.00          23.017       (23.326)      (14.642)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            (2.082)         (2.04)         (1.487)       (1.414)       (1.338)
 Distributions from Realized Capital Gains                           --             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                             (2.082)         (2.04)         (1.487)       (1.414)       (1.338)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $114.92        $111.64         $102.68        $81.15       $105.89
===================================================================================================================================
TOTAL RETURN                                                      4.87%         10.82%          28.59%       -22.10%       -11.98%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $38,028        $22,412         $18,098       $11,922       $13,863
 Ratio of Total Expenses to Average Net Assets                    0.09%          0.09%           0.12%         0.12%         0.12%
 Ratio of Net Investment Income to Average Net Assets             1.84%          1.96%/1/        1.67%         1.50%         1.22%
 Turnover Rate/2/                                                    6%             3%              1%            6%            3%
====================================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
- Be sure to carefully read each topic that pertains to your transactions with Vanguard.
- Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:
- You must wait 60 days before exchanging back into the fund.
- The 60-day clock restarts after every exchange out of the fund.

 The policy does not apply to the following:
- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.

13

- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.





































Vanguard, Connect with Vanguard, PlainTalk, Admiral, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, S&P 500(R), and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market.


INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

SHIP LOGO VANGUARD(R)LOGO
Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188 Text
Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2652

                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     I540 042006

                                     PART B

                             VANGUARD(R) INDEX FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 24, 2006

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated April 24, 2006). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST.....................................................B-1
INVESTMENT POLICIES..........................................................B-3
INVESTMENT LIMITATIONS......................................................B-16
SHARE PRICE.................................................................B-17
PURCHASE AND REDEMPTION OF SHARES...........................................B-18
MANAGEMENT OF THE FUNDS.....................................................B-19
INVESTMENT ADVISORY SERVICES................................................B-32
PORTFOLIO TRANSACTIONS......................................................B-34
PROXY VOTING GUIDELINES.....................................................B-35
INFORMATION ABOUT THE VIPER SHARE CLASS.....................................B-40
FINANCIAL STATEMENTS........................................................B-47
LEGAL DISCLAIMER............................................................B-47

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard Index Funds (the Trust) was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust currently offers the following funds (and classes thereof):


FUND**                                           SHARE CLASSES*
----                                             -------------
                                       INVESTOR  ADMIRAL  INSTITUTIONAL   VIPER
Vanguard Total Stock Market Index Fund   Yes       Yes         Yes         Yes
Vanguard 500 Index Fund                  Yes       Yes         No          No
Vanguard Extended Market Index Fund      Yes       Yes         Yes         Yes
Vanguard Large-Cap Index Fund            Yes       Yes         Yes         Yes
Vanguard Mid-Cap Index Fund              Yes       Yes         Yes         Yes
Vanguard Small-Cap Index Fund            Yes       Yes         Yes         Yes
Vanguard Value Index Fund                Yes       Yes         Yes         Yes
Vanguard Small-Cap Value Index Fund      Yes       No          Yes         Yes
Vanguard Growth Index Fund               Yes       Yes         Yes         Yes
Vanguard Small-Cap Growth Index Fund     Yes       No          Yes         Yes
 *Individually, a class; collectively, the classes.
**Individually, a Fund; collectively, the Funds.

 Each of the Funds is registered as a nondiversified management investment company. As the market values of each Fund's largest holdings rise and fall, there may be times when a Fund is diversified under the Commission's standards and other times when it is not.

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS


 CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serve as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES



 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to VIPER Shares, please see "Information About the VIPER Share Class."

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks connoted by its name. In applying this 80% policy, assets will include net assets and borrowings for investment purposes.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.
 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor the funds' credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.
 VIPER(R) Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies."

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.
 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.
 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.
 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.
 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in prepayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.



 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.
 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.
 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S.

futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD SMALL-CAP AND TOTAL STOCK MARKET INDEX FUNDS IN JAPAN. In connection with the offering of the Investor Shares of the Small-Cap and Total Stock Market Index Funds in Japan, the Funds have undertaken to the Japanese Securities Dealers Association that each Fund may not (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets; (2) together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting securities of any issuer; (3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and (4) sell securities short at any time in excess of its net asset value.

 INVESTMENT POLICY RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD GROWTH AND VALUE INDEX FUNDS IN JAPAN. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 10% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.
 If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan and (2) the undertaking is required by the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock index futures contracts, stock options, and options on stock index futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under Subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, the Funds' board of trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUTS AND CALLS. Each Fund may not purchase or sell put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.
 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.
 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


 EXCHANGE OF SECURITIES FOR SHARES OF A FUND (OTHER THAN VIPER SHARES). In certain circumstances, shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each Fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.
 A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund;
(2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the Fund's target index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.
 Investors interested in purchasing Fund shares in kind should contact Vanguard.

REDEMPTION OF SHARES

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.
 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.
 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election does not apply to a Fund's VIPER shares.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.

 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                             MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.
 The funds' officers are also officers and employees of Vanguard.
 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.
 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

 As of December 31, 2005, each Fund had contributed capital to Vanguard as follows:

                                                 CAPITAL       PERCENTAGE OF      PERCENT OF
FUND                                        CONTRIBUTION         EACH FUND'S      VANGUARD'S
----                                         TO VANGUARD  AVERAGE NET ASSETS  CAPITALIZATION
Vanguard Total Stock Market Index Fund       $ 7,609,000               0.01%           7.61%
Vanguard 500 Index Fund                       12,747,000               0.01           12.74
Vanguard Extended Market Index Fund            1,247,000               0.01            1.25
Vanguard Large-Cap Index Fund                     46,000               0.01            0.05
Vanguard Mid-Cap Index Fund                    1,497,000               0.01            1.50
Vanguard Small-Cap Index Fund                  1,243,000               0.01            1.24
Vanguard Value Index Fund                        831,000               0.01            0.83
Vanguard Small-Cap Value Index Fund              458,000               0.01            0.46
Vanguard Growth Index Fund                     1,243,000               0.01            1.24
Vanguard Small-Cap Growth Index Fund             232,000               0.01            0.23


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.
 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of September 30, 2005, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.02% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:
-Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

-Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
-Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy; -Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
-Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process; -Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and
-Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.
 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.
 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31 2003, 2004, and 2005, and are presented as a percentage of each Fund's average month-end net assets.

                                      ANNUAL SHARED FUND OPERATING EXPENSES
                                   (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                   -------------------------------------------
FUND                               FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                          12/31/2003                     12/31/2004                     12/31/2005
----                                      ----------                     ----------                     ----------
TOTAL STOCK MARKET INDEX FUND
 Management and Administrative Expenses:        .15%                           .13%                           .11%
 Marketing and Distribution Expenses:           .01                            .01                            .02
500 INDEX FUND
 Management and Administrative Expenses:        .15%                           .15%                           .14%
 Marketing and Distribution Expenses:           .01                            .01                            .02
EXTENDED MARKET INDEX FUND
 Management and Administrative Expenses:        .19%                           .17%                           .15%
 Marketing and Distribution Expenses:           .01                            .02                            .02
LARGE-CAP INDEX FUND
 Management and Administrative Expenses:         N/A                           .06%                           .04%
 Marketing and Distribution Expenses:            N/A                           .02                            .02
MID-CAP INDEX FUND
 Management and Administrative Expenses:        .19%                           .15%                           .14%
 Marketing and Distribution Expenses:           .02                            .02                            .02
SMALL-CAP INDEX FUND
 Management and Administrative Expenses:        .21%                           .17%                           .16%
 Marketing and Distribution Expenses:           .01                            .02                            .02
VALUE INDEX FUND
 Management and Administrative Expenses:        .18%                           .15%                           .13%
 Marketing and Distribution Expenses:           .02                            .01                            .02
SMALL-CAP VALUE INDEX FUND
 Management and Administrative Expenses:        .22%                           .19%                           .19%
 Marketing and Distribution Expenses:           .02                            .02                            .02
GROWTH INDEX FUND
 Management and Administrative Expenses:        .19%                           .17%                           .16%
 Marketing and Distribution Expenses:           .01                            .01                            .02
SMALL-CAP GROWTH INDEX FUND
 Management and Administrative Expenses:        .20%                           .19%                           .18%
 Marketing and Distribution Expenses:           .01                            .02                            .02


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------             ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  133
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.
Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          133
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Corporate Vice President and Chief Global Diversity
(1950)                                                            Officer (since January 2006); Vice President and
                                                                  Chief Information Officer (1997-2005), and                    133
                                                                  Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and                          133
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean, Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School;
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985-2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999-2003), Gensec Bank (1999-2003), Sanlam, Ltd.
                                                                  (South African insurance company) (2001-2003), and
                                                                  Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.
*Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------             ---------------------------
J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Educational Foundation.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard; and General                            133
(1956)                                                            Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               133
(1957)                                                            investment companies served by Vanguard.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: The Trust's board has the following committees:

-Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.
-Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.
-Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

-The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings. -The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

-Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                              VANGUARD INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                 PENSION OR RETIREMENT                                  TOTAL COMPENSATION
                        AGGREGATE COMPENSATION        BENEFITS ACCRUED     ACCRUED RETIREMENT            FROM ALL VANGUARD
                                          FROM        AS PART OF THESE             BENEFIT AT                FUNDS PAID TO
TRUSTEE                       THESE FUNDS/(1)/    FUNDS' EXPENSES/(1)/  JANUARY 1, 2005 /(2)/                TRUSTEES/(3)/
-------                       ----------------    --------------------  ---------------------                -------------
John J. Brennan                            None                    None                  None                         None
Charles D. Ellis                        $46,459                     N/A                   N/A                     $117,600
Rajiv L. Gupta                           47,407                     N/A                   N/A                      120,000
JoAnn Heffernan Heisen                   47,407                  $  959               $ 4,300                      120,000
Burton G. Malkiel/(4)/                   23,703                   1,576                12,000                       60,000
Andre F. Perold                          47,407                     N/A                   N/A                      117,600
Alfred M. Rankin, Jr.                    47,407                   1,161                 6,600                      120,000
J. Lawrence Wilson                       54,516                   1,226                 9,000                      138,000
/(1)/The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2005. Each Fund within the Trust is responsible for a proportionate share of these amounts.
/(2)/Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months)
     of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments
     (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
/(4)/Mr. Malkiel retired from the Funds' board effective June 30, 2005.

OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2005.

                                                                      AGGREGATE DOLLAR
                                                                             RANGE OF
                                                   DOLLAR RANGE   VANGUARD FUND SHARES
FUND                                             OF FUND SHARES       OWNED BY TRUSTEE
----                           NAME OF TRUSTEE  OWNED BY TRUSTEE
VANGUARD TOTAL STOCK
MARKET INDEX FUND              John J. Brennan     Over $100,000         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD 500 INDEX
FUND                           John J. Brennan     Over $100,000         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta     Over $100,000         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD EXTENDED
MARKET INDEX FUND              John J. Brennan   $10,001-$50,000         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None        Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD LARGE-CAP
INDEX FUND                     John J. Brennan   $10,001-$50,000         Over $100,000
                              Charles D. Ellis     Over $100,000         Over $100,000
                                Rajiv L. Gupta  $50,001-$100,000         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD MID-CAP INDEX
FUND                           John J. Brennan              None         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD SMALL-CAP
INDEX FUND                     John J. Brennan              None         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000

                                                                      AGGREGATE DOLLAR
                                                                             RANGE OF
                                                   DOLLAR RANGE   VANGUARD FUND SHARES
FUND                                             OF FUND SHARES       OWNED BY TRUSTEE
----                           NAME OF TRUSTEE  OWNED BY TRUSTEE
VANGUARD VALUE INDEX
FUND                           John J. Brennan              None         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD SMALL-CAP
VALUE INDEX FUND               John J. Brennan              None         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD GROWTH INDEX
FUND                           John J. Brennan              None         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000


VANGUARD SMALL-CAP
GROWTH INDEX FUND              John J. Brennan     Over $100,000         Over $100,000
                              Charles D. Ellis              None         Over $100,000
                                Rajiv L. Gupta              None         Over $100,000
                        JoAnn Heffernan Heisen              None         Over $100,000
                               Andre F. Perold              None         Over $100,000
                         Alfred M. Rankin, Jr.              None         Over $100,000
                            J. Lawrence Wilson              None         Over $100,000

As of March 31, 2006, the trustees and executive officers of the funds owned, in aggregate, less than 1% of each class of each fund's outstanding shares.

 As of March 31, 2006, those listed below owned of record 5% or more of each class' outstanding shares:

 Vanguard Value Index Fund--Institutional Shares: Fidelity Investments, Covington, KY (16.84%); New York College Savings Plan, Needham, MA
(10.34%); Vanguard Growth Index Fund--Institutional Shares: Deseret Mutual Benefit, Salt Lake City, UT (7.16%); Employee Retirement System of Texas, Austin, TX (6.79%); Fidelity Investments, Covington, KY (13.86%); State Street Bank & Trust Company, Westwood, MA (12.75%); Vanguard Mid-Cap Index Fund--Institutional Shares: Fidelity Investments, Covington, KY (9.81%); National Financial Services Corporation, New York, NY (9.06%); Vanguard Small-Cap Value Index Fund--Institutional Shares: Bank of New York, New York, NY (5.75%); Clemson University Foundation, Clemson, SC (6.60%); Wagner Family Trust, Incline Village, NV (11.63%); Nabank & Company, Tulsa, OK (8.73%); Wells Fargo Bank N.A., Minneapolis, MN (7.14%); Vanguard Small-Cap Growth Index Fund--Institutional Shares: BNY Midwest Trust Company, New York, NY (6.27%); Clemson University Foundation, Clemson, SC (11.44%); Fidelity Investments, Covington, KY (13.37%); Wagner Family Trust, Incline Village, NV (14.63%); National Financial Services Corporation, New York, NY (6.18%); State Street Bank & Trust Company, Boston, MA (16.95%); The Peddie School, Hightstown, NJ (7.45%); Ubatco & Company, Lincoln, NE (5.30%); Y & H Soda Foundation, Orinda, CA (9.91%); Vanguard Extended Market Index Fund--Institutional Shares: Fidelity Management Trust Company, Boston, MA (7.79%); Mercer Trust Company, Norwood, MA (5.95%); Vanguard Small-Cap Index Fund--Institutional Shares: Bank of

New York, New York, NY (5.31%); Blue Cross Blue Shield of North Carolina, Durham, NC (5.13%); Fidelity Investments, Covington, KY (6.33%); Vanguard Large-Cap Index Fund--Institutional Shares: Anbee & Company, Aurora, Il (6.73%); Middlesex Health Systems Inc., Middletown, CT (22.05%); SEI Private Trust Company, Oaks, PA (55.00%); The Middlesex Hospital, Middletown, CT (16.23%).


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS
Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS
Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.
 As of March 3, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS
An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard index funds (VIPER Funds) that offer a class of shares known as Vanguard Index Participation Equity Receipts (VIPER) Shares in accordance with the terms and conditions of related exemptive orders (VIPER Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.
 Unlike the conventional classes of shares issued by VIPER Funds, the VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each VIPER Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.
 In connection with the creation and redemption process, and in accordance with the terms and conditions of the VIPER Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each VIPER Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of a VIPER Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of a VIPER Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, VIPER Shares are selling at a premium or at a discount to NAV. VIPER Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of VIPER Shares trading on the secondary market is based on a current bid/offer market.
 As contemplated by the VIPER Exemptive Orders, Vanguard and the VIPER Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell VIPER Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for VIPER Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the VIPER Funds expect secondary market purchasers of VIPER Shares will include both institutional and retail investors. Vanguard and the VIPER Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the VIPER Shares' market price and the VIPER Shares' underlying NAV. Vanguard and the VIPER Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the VIPER Shares trade and their NAV. In other words, Vanguard and the VIPER Funds do not expect the VIPER Shares to trade at a significant premium or discount to their NAV.
 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any VIPER Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any VIPER Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any VIPER Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the VIPER Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any VIPER Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES
Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES



The Funds receive all investment advisory services from Vanguard, through its Quantitative Equity Group. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended December 31, 2003, 2004, and 2005, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:

FUND                                         2003          2004          2005
----                                         ----          ----          ----
Vanguard Total Stock Market Index Fund   $113,000      $125,000    $  424,000
Vanguard 500 Index Fund                   153,000        78,000     1,128,000
Vanguard Extended Market Index Fund       153,000       125,000       179,000
Vanguard Large-Cap Index Fund                 N/A        10,000        32,000
Vanguard Mid-Cap Index Fund               113,000        78,000       161,000
Vanguard Small-Cap Index Fund             153,000       125,000       179,000
Vanguard Value Index Fund                 113,000        78,000       135,000
Vanguard Small-Cap Value Index Fund       113,000       125,000       150,000
Vanguard Growth Index Fund                113,000        78,000       174,000
Vanguard Small-Cap Growth Index Fund      113,000       125,000       141,000


OTHER ACCOUNTS MANAGED

Michael H. Buek manages the 500 Index Fund, Small-Cap Index Fund, and Small-Cap Value Index Fund, which, as of December 31, 2005, collectively held assets of $121.9 billion. As of December 31, 2005, Mr. Buek managed four other registered investment companies with total assets of $13.8 billion and four other pooled investment vehicles with total assets of $1.6 billion.
 Donald M. Butler manages the Extended Market Index Fund and Mid-Cap Index Fund, which, as of December 31, 2005, collectively held assets of $23.7 billion. As of December 31, 2005, Mr. Butler managed three other registered investment companies with total assets of $57.1 billion and two other pooled investment vehicles with total assets of $2.0 billion.
 Ryan E. Ludt manages the Large-Cap Index Fund, which, as of December 31, 2005, held assets of $426 million. As of December 31, 2005, Mr. Ludt managed four other registered investment companies with total assets of $2.2 billion and one other pooled investment vehicle with total assets of $2.3 billion.
 Gerard C. O'Reilly manages the Total Stock Market Index Fund, Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund, which, as of December 31, 2005, collectively held assets of $85.1 billion. As of December 31, 2005, Mr. O'Reilly managed three other registered investment companies with total assets of $7.7 billion and one other pooled investment vehicle with total assets of $355 million.


MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

 Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION
As of December 31, 2005, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.
 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Index Funds, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

OWNERSHIP OF SECURITIES
Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2005, Vanguard employees collectively invested $1.5 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.

 As of December 31, 2005, Mr. Buek owned shares of the 500 Index Fund within the $10,001-$50,000 range, and Mr. O'Reilly owned shares of the Total Stock Market Index Fund in the $100,001-$500,000 range. Except as noted in the previous sentence, as of December 31, 2005, the portfolio managers did not own any shares of the Index Funds they managed.

DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS

The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.


                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.
 Currently, it is each Fund's policy that the advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund.

 During the fiscal years ended December 31, 2003, 2004, and 2005, the Funds paid brokerage commissions in the following amounts:

FUND                                             2003        2004          2005
----                                             ----        ----          ----
Vanguard Total Stock Market Index Fund     $3,056,000  $3,263,000    $6,715,000
Vanguard 500 Index Fund                     2,681,000   2,944,000     1,485,000
Vanguard Extended Market Index Fund           846,000   1,063,000     1,629,000
Vanguard Large-Cap Index Fund                     N/A      14,000        31,000
Vanguard Mid-Cap Index Fund                 1,648,000     860,000     1,274,000
Vanguard Small-Cap Index Fund               1,996,000   1,314,000     1,425,000
Vanguard Value Index Fund                     314,000     289,000       324,000
Vanguard Small-Cap Value Index Fund         1,154,000     549,000       694,000
Vanguard Growth Index Fund                  1,021,000     574,000       413,000
Vanguard Small-Cap Growth Index Fund          291,000     290,000       371,000

                             PROXY VOTING GUIDELINES



The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for those purposes have been approved by the Board of Directors of Vanguard.
 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.
 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the funds, the composition of its portfolio, and other factors.
 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.
 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.
 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:


FACTORS FOR APPROVAL                      FACTORS AGAINST APPROVAL
--------------------                      ------------------------
Nominated slate results in board          Nominated slate results in board comprised of a majority of non-
comprised of a majority of                independent directors.
independent directors.
All members of Audit,                     Audit, Nominating, and/or Compensation committees include
Nominating, and Compensation committees   non-independent members.
are independent of management.
                                          Incumbent board member failed to attend at least 75% of
                                          meetings in the previous year.

                                          Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)
delivering market-competitive total pay.                                 feature.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.
 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.
 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                     INFORMATION ABOUT THE VIPER SHARE CLASS


Vanguard Total Stock Market Index Fund, Vanguard Extended Market Index Fund, Vanguard Large-Cap Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Value Index Fund, Vanguard Small-Cap Value Index Fund, Vanguard Growth Index Fund, and Vanguard Small-Cap Growth Index Fund (the VIPER Funds) offer and issue an exchange-traded class of shares called VIPER Shares. Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.
 Each VIPER Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.
 The VIPER Shares have been approved for listing on the American Stock Exchange
(AMEX) and will trade on the AMEX at market prices that may differ from net asset value. There can be no assurance that, in the future, VIPER Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund (as identified below) is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.
 As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.

CONVERSIONS AND EXCHANGES

Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, and Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege.

 NOTE FOR INVESTORS IN VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND:
Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund CANNOT convert their shares into VIPER Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund does not issue VIPER Shares.


 Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and VIPER Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750

VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.
 The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services (VBS(R)). If the investor converts his or her conventional shares to VIPER Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

 Here are some important points to keep in mind when converting conventional shares of a VIPER Fund into VIPER Shares:

 -The conversion transaction is nontaxable except, as applicable, to the limited extent described above.
 -The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

 -During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.
 -During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her VIPER Shares.
 -VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.


BOOK ENTRY ONLY SYSTEM

Vanguard Total Stock Market VIPERs, Vanguard Extended Market VIPERs, Vanguard Large-Cap VIPERs, Vanguard Mid-Cap VIPERs, Vanguard Small-Cap VIPERs, Vanguard Value VIPERs, Vanguard Small-Cap Value VIPERs, Vanguard Growth VIPERs, and Vanguard Small-Cap Growth VIPERs are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).
 Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares.
 Each VIPER Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.
 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
 Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.
 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
 DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).

PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS

The VIPER Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.

 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT

The consideration for purchase of a Creation Unit from a VIPER Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.
 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per

Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).
 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each VIPER Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a VIPER Fund until such time as the next-announced Fund Deposit composition is made available. Each VIPER Fund reserves the right to accept a nonconforming Fund Deposit.
 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.
 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate VIPER Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR PURCHASING CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from a VIPER Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.
 An Authorized Participant may place an order to purchase (or redeem) Creation Units of a VIPER Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.
 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.
 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).

 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.

PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS

For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate VIPER Fund, together with such additional information as may be required by the Distributor.
 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.
 VIPER Funds may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, an additional cash deposit in an amount determined by the Fund.

REJECTION OF PURCHASE ORDERS

Each of the VIPER Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, a VIPER Fund will reject a purchase order if:
-the order is not in proper form;
-the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;
-the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above; -acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;
-acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; -acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or -circumstances outside the control of the Fund, the Transfer Agent, the
 Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.

 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The VIPER Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee is $1,000 for all U.S. Stock Index VIPERs except for Vanguard Total Stock Market VIPERs and Vanguard Extended Market VIPERs, which have a transaction fee of $5,500, regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. Stock Index VIPERs are as follows:


Vanguard Total Stock Market VIPERs            $11,000
Vanguard Extended Market VIPERs                11,000
Vanguard Large-Cap VIPERs                       3,813
Vanguard Mid-Cap VIPERs                         2,688
Vanguard Small-Cap VIPERs                       4,750
Vanguard Value VIPERs                           2,406
Vanguard Small-Cap Value VIPERs                 3,250
Vanguard Growth VIPERs                          2,500
Vanguard Small-Cap Growth VIPERs                3,250

 When a VIPER Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.

REDEMPTION OF VIPER SHARES IN CREATION UNITS

VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.
 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.
 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS

Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions effected through the Clearing Process, the transaction fee is $1,000 for all U.S. Stock Index VIPERs except for Vanguard Total Stock Market VIPERs and Vanguard Extended Market VIPERs which have a transaction fee of $5,500, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the previous table.
 When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of VIPER Shares directly through DTC. An order to redeem a Creation Unit of a VIPER Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.
 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.

 Each of the VIPER Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each VIPER Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended December 31, 2005, appearing in the Funds' 2005 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.



                                                                   SAI040 042006

                                     PART C

                              VANGUARD INDEX FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on April 16, 2003, Post-Effective Amendment No. 85, is hereby incorporated by reference.
(b) By-Laws, filed on June 27, 2003, Post-Effective Amendment No. 87, is hereby incorporated by reference.
(c) Instruments Defining Rights of Securities Holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Unerwriting Contracts, Not applicable
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information

(g) Custodian Agreement, for JP Morgan Chase Bank, N.A.and U.S. Bank, National Association, is filed herewith.

(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on April 16, 2003, Post-Effective Amendment No. 85, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)    Omitted Financial Statements, Not Applicable
(l)    Initial Capital Agreements, Not Applicable
(m)    Rule 12(b)-1 Plan, Not Applicable

(n) Rule 18f-3 Plan, filed on February 16, 2006, Post-Effective Amendment No. 99, is hereby incorporated by reference.

(o)    Reserved

(p) Code of Ethics for the Vanguard Group, Inc., filed on November 8, 2005, Post-Effective Amendment No. 98, is hereby incorporated by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other funds in The Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, U.S. Bank, National Association, 123 South Broad Street, Philadelphia, PA 19109, and JP Morgan Chase Bank, N.A., New York, NY 10017-20705.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled Management of the Funds in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of April, 2006.


                                         VANGUARD INDEX FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


--------------------------------------------------------------------------------
            SIGNATURE                        TITLE                     DATE
By:----------------------------President, Chairman, Chief         April 24, 2006
      /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
           (Heidi Stam)
          John J. Brennan*
By:----------------------------Trustee                            April 24, 2006
     /S/ CHARLES D. ELLIS
          (Heidi Stam)
         Charles D. Ellis*
By:----------------------------Trustee                            April 24, 2006
      /S/ RAJIV L. GUPTA
           (Heidi Stam)
          Rajiv L. Gupta*
By:----------------------------Trustee                            April 24, 2006
   /S/ JOANN HEFFERNAN HEISEN
           (Heidi Stam)
       JoAnn Heffernan Heisen*
By:----------------------------Trustee                            April 24, 2006
      /S/ ANDRE F. PEROLD
           (Heidi Stam)
          Andre F. Perold*
By:----------------------------Trustee                            April 24, 2006
    /S/ ALFRED M. RANKIN, JR.
           (Heidi Stam)
        Alfred M. Rankin, Jr.*
By:----------------------------Trustee                            April 24, 2006
      /S/ J. LAWRENCE WILSON
              (Heidi Stam)
          J. Lawrence Wilson*
By:----------------------------Treasurer, Principal Financial     April 24, 2006
     /S/ THOMAS J. HIGGINS     Officer, and Principal
          (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*


*By Power of Attorney. Filed on January 23, 2006, see File Number 002-31333. Incorporated by Reference.

                                 EXHIBIT INDEX



Custodian Agreement for JP Morgan Chase Bank, N.A. . . . . . . . . . . . Ex-99.G

Custodian Agreement for U.S. Bank, National Association. . . . . . . . . Ex-99.G

Consent of Independent Registered Public Accounting Firm . . . . . . . . Ex-99.J